UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Fuelcell Energy, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF 2018 ANNUAL MEETING & PROXY STATEMENT

APRIL 5, 2018 — NEW YORK, NY

DEAR FELLOW FUELCELL ENERGY STOCKHOLDER

JOHN A. ROLLS CHAIRMAN OF THE BOARD February 16, 2018

On behalf of FuelCell Energy’s Board of Directors, I thank you for your ongoing interest and investment in FuelCell Energy, Inc. (the “Company” or “FuelCell Energy”). We are committed to acting in the best long-term interests of our stockholders. For further information about our continuing commitment to maintaining good corporate governance practices, we encourage you to review the “Corporate Governance” section beginning on page 12 of the Proxy Statement.

We are pleased to invite you to FuelCell Energy’s 2018 Annual Meeting of Stockholders to be held on Thursday, April 5, 2018 at 10:00 AM Eastern Daylight Time. This booklet includes the Notice of Annual Meeting and the Proxy Statement.

The Proxy Statement fully describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when voting your shares.

Your vote is very important and we request that you vote your shares as promptly as possible. We encourage you to vote your shares by proxy even if you do not plan to attend the Annual Meeting. The Board of Directors recommends the approval of the proposals being presented at the Annual Meeting as being in the best interest of the Company and its stockholders.

Sincerely,

“YOUR VOTE IS VERY IMPORTANT. WE ENCOURAGE YOU TO
VOTE YOUR SHARES BY PROXY EVEN IF YOU DO NOT
PLAN TO ATTEND THE MEETING.”

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

MEETING INFORMATION

THURSDAY, APRIL 5, 2018

10:00 a.m. Eastern Daylight Time

JW Marriott Essex House New York

160 Central Park South

New York, NY

ITEMS OF BUSINESS

1.	To elect seven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2018;

3.	To approve the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan;

4.	To approve the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan;

5.	To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the accompanying Proxy Statement; and

6.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE

Stockholders of record on February 9, 2018 are entitled to notice of, and to vote at, the Annual Meeting.

MATERIALS TO REVIEW

This booklet contains our Notice of Annual Meeting and our Proxy Statement, which fully describes the business we will conduct at the Annual Meeting.

PROXY VOTING

It is important that your shares are represented and voted at the Annual Meeting. Please vote your shares according to the instructions under “How to Vote” in the Proxy Summary.

ADMISSION TO THE 2018 ANNUAL MEETING

To attend the 2018 Annual Meeting, please follow the “Meeting Attendance” instructions in the Proxy Summary.

By Order of the Board of Directors,

JENNIFER D. ARASIMOWICZ

Corporate Secretary

February 16, 2018

REVIEW YOUR PROXY STATEMENT AND VOTE IN ONE OF FOUR WAYS:

INTERNET	BY TELEPHONE	BY MAIL	IN PERSON
Visit the website on your proxy card	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope	Attend the annual meeting in New York, NY. See page 58 for instructions on how to attend

Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 5, 2018: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2017 are available at www.fuelcellenergy.com.

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PROXY SUMMARY

This summary highlights selected information contained throughout this Proxy Statement. Please read the entire Proxy Statement before casting your vote. For information regarding FuelCell Energy’s 2017 performance, please review our Annual Report to Stockholders for the fiscal year ended October 31, 2017. We are making this Proxy Statement available on February 23, 2018.

ELIGIBILITY TO VOTE

Holders of record of our common stock at the close of business on February 9, 2018 are entitled to vote at the 2018 Annual Meeting of Stockholders.

HOW TO VOTE

You may vote using any one of the following methods. In all cases, you should have your 16-Digit Control Number from your proxy card or Notice of Annual Meeting available and follow the instructions. Voting will be accepted until 11:59 p.m. (EDT) on April 4, 2018:

Online at www.proxyvote.com	By telephone at 1-800-690-6903

Online using your mobile device by scanning the QR Code	By mail by voting, signing and timely mailing your Proxy Card

MEETING INFORMATION

Time and Date:	Thursday, April 5, 2018 at 10:00 a.m. (EDT)
Place:	JW Marriott Essex House New York, 160 Central Park South, New York, NY

MEETING ATTENDANCE

Meeting attendance requires advance registration. Please contact the office of the corporate secretary at corporatesecretary@fce.com to request an admission ticket. If you do not have an admission ticket, you must present proof of ownership in order to attend the meeting.

COMPANY PROFILE

FuelCell Energy delivers proprietary power solutions that enable economic prosperity with the clean and affordable supply, recovery and storage of energy. SureSourceTM power plants generate ultra-clean, efficient and reliable power on three continents, affordably providing continuous distributed power generation to a variety of industries, including utilities and commercial and municipal customers. The Company’s power plants have generated billions of kilowatt hours of ultra-clean power using a wide variety of fuels, including renewable biogas from wastewater treatment and food processing, as well as clean natural gas. For additional information, please visit www.fuelcellenergy.com and follow us on Twitter.

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STOCKHOLDER VOTING MATTERS

		Management Recommendation	Page Reference (for more detail)
1.	To elect seven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified	FOR each Director Nominee	8
2.	To ratify the selection of KPMG LLP as FuelCell Energy, Inc.’s independent registered public accounting firm for the fiscal year ending October 31, 2018	FOR	43
3.	To approve the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan	FOR	43
4.	To approve the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan	FOR	51
5.	To approve, on a non-binding advisory basis, the compensation of FuelCell Energy, Inc.’s named executive officers as set forth in the “Executive Compensation” section of the Proxy Statement	FOR	55

DIRECTOR NOMINEES

Name	Age	Director Since	Primary Occupation
Arthur A. Bottone	57	2011	President and Chief Executive Officer, FuelCell Energy, Inc.
James Herbert England*	71	2008	Chief Executive Officer of Stahlman-England Irrigation, Inc.
Matthew F. Hilzinger*	54	2015	Executive Vice President and Chief Financial Officer for USG Corporation
John A. Rolls* †	76	2000	Investor
Christopher S. Sotos	46	2014	President, Chief Executive Officer and Director of NRG Yield, Inc.
Natica von Althann*	67	2015	Former Financial Executive at Bank of America and Citigroup
Togo Dennis West, Jr.*	75	2008	Chairman of TLI Leadership Group

* Independent Director

† Chairman of the Board of Directors

DIRECTOR NOMINEES & BOARD OF DIRECTORS AND COMMITTEES (PAGES 8 – 11)

Our robust Director nominee selection process and Board refreshment practices ensure that Board candidates encompass a diverse blend of skills, experience, perspectives, talents, backgrounds and education that will assist the Board in fulfilling its overall responsibilities, overseeing management’s execution of strategic objectives, and representing the interests of our stockholders.

■	All of our Directors stand for election each year.

■	5 of the 7 Directors standing for re-election this year are independent.

■	The average age of our Director nominees is 63.7.

■	The average tenure of our Director nominees is 7.9 years.

The following information is provided in the “Director Nominees” and “Board of Directors and Committees” sections of this Proxy Statement:

■	Director Skills, Qualifications and Biographies;

■	Criteria for Board Membership;

■	Director Independence; and

■	Committees and Meeting Attendance.

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CORPORATE GOVERNANCE HIGHLIGHTS (PAGE 12)

We are committed to practicing good corporate governance and demonstrating exemplary business conduct and integrity. The Board of Directors has adopted Corporate Governance Principles and other policies that provide the framework for achieving effective corporate governance and best practices. The “Corporate Governance” section of this Proxy Statement describes our governance structure, which includes the following highlights:

■	The Role of the Board,
■	Board Leadership Structure,
■	Board Refreshment,
■	Director Orientation,
■	Majority Voting Standard in Director Elections,
■	Continuing Education and Self-Evaluation,
■	Corporate Governance Principles,
■	Code of Ethics,
■	Whistleblower Policy,
■	Anti-Hedging Policy,
■	Compensation Recovery Policy,
■	Stock Ownership Guidelines and Holding Requirements, and
■	Risk Oversight.

NAMED EXECUTIVE OFFICERS (“NEOS”) (PAGES 9 & 20)

Name	Age	Occupation	Since	Previous Positions at FuelCell Energy	Year Hired
Arthur A. Bottone	57	President and Chief Executive Officer	2011	Senior Vice President and Chief Commercial Officer	2010
Michael S. Bishop	50	Senior Vice President, Chief Financial Officer and Treasurer	2011	Vice President, Corporate Controller, Corporate Secretary	2003
Jennifer D. Arasimowicz	46	Senior Vice President, General Counsel and Corporate Secretary	2017	Associate Counsel, Vice President, Managing Counsel	2012
Anthony F. Rauseo	58	Senior Vice President and Chief Operating Officer	2010	Vice President of Engineering and Chief Engineer	2005

FISCAL 2017 EXECUTIVE COMPENSATION (PAGE 21)

NEO compensation includes cash and equity, including:

■	Base Salary,
■	Annual Incentive Awards, and
■	Long-Term Incentive Compensation.

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FISCAL 2017 EXECUTIVE TOTAL COMPENSATION MIX FOR NEOS (PAGE 22)

FISCAL 2017 EXECUTIVE COMPENSATION SUMMARY FOR NEOS (PAGE 30)

Name	Salary ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Arthur A. Bottone	428,816	495,750	282,000	3,016	1,209,582
Michael S. Bishop	318,392	262,500	125,520	4,572	710,984
Jennifer D. Arasimowicz	254,615	300,000	115,500	2,615	672,731
Anthony F. Rauseo	333,554	262,500	131,497	4,933	732,484

FISCAL 2017 NON-EMPLOYEE DIRECTOR COMPENSATION (PAGE 37)

AUDITORS FOR FISCAL 2018 (PAGE 43)

We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2018.

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PROXY STATEMENT

FuelCell Energy, Inc. (referred to in this Proxy Statement as “we,” “FuelCell”, “FuelCell Energy” or the “Company”) is sending you this Proxy Statement in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at FuelCell’s 2018 Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment thereof. The Annual Meeting will be held at the JW Marriott Essex House New York, 160 Central Park South, New York, NY on Thursday, April 5, 2018 at 10:00 a.m. Eastern Daylight Time. The Company is a Delaware corporation. The address of our principal executive office is 3 Great Pasture Road, Danbury, CT 06810.

The Board of Directors has set the close of business on February 9, 2018 as the record date for the determination of holders of the Company’s common stock, par value $0.0001 per share, who are entitled to notice of and to vote at the Annual Meeting.

As of February 9, 2018, there were 78,221,949 shares of common stock outstanding and entitled to vote on all matters at the Annual Meeting. Holders of common stock outstanding at the close of business on the record date will be entitled to one vote for each share held on the record date.

The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is February 23, 2018.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on April 5, 2018: The Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended October 31, 2017 are available at www.fuelcellenergy.com.

PROPOSAL 1	ELECTION OF DIRECTORS

FuelCell’s Directors are elected annually to serve one-year terms. The Board has nominated each of the seven Director nominees named below to serve until the 2019 Annual Meeting of Stockholders and until his or her successor is elected and qualified or until his or her earlier resignation or removal. All of the Director nominees are currently Directors of the Company who were elected by the stockholders at the 2017 Annual Meeting. It is the intention of the persons named as proxies to vote, if authorized, for the election of the seven Director nominees named below as Directors. Each nominee has indicated his or her willingness to serve, if elected. If, at the time of the Annual Meeting, any Director nominee listed below declines or is unable to serve as a Director (which is not anticipated), it is the intention of the persons named as proxies to vote, in their discretion, for any other person who may be nominated.

DIRECTOR QUALIFICATIONS AND BIOGRAPHIES

The Nominating and Corporate Governance Committee regularly assesses the performance and attributes of each Director, to ensure that the Board as a governing body encompasses a broad range of perspectives, experience, diversity, integrity and commitment, in order to effectively conduct the Company’s global business while representing the long-term interests of its stockholders.

Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated the following seven candidates for election as Directors and have concluded that each of these incumbent Directors should be nominated for re-election based on their extensive senior leadership backgrounds, competencies and other qualifications identified below:

Director Nominee Key Characteristics and Experience include:
■ Technology Commercialization
■ Corporate & International Finance
■ Financial Management
■ Global Power Project Development
■ Government Affairs
■ Energy & Utility Sectors
■ Project Finance
■ Legal
■ Leadership
■ Manufacturing
■ Regulatory
■ Risk Management
■ Strategic Planning

Five of seven of the Directors serving on the Board are considered “Independent Directors” as such term is defined in Nasdaq Rule 5605(a)(2).

Further information about the Company’s corporate governance practices, the responsibilities and functions of the Board and its committees, Director compensation and related party transactions can be found in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT EACH OF THE SEVEN NOMINEES LISTED BELOW AS DIRECTORS OF THE COMPANY TO SERVE UNTIL THE 2019 ANNUAL MEETING OF STOCKHOLDERS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

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DIRECTOR NOMINEES

ARTHUR A. BOTTONE
Age 57 Director since: 2011

BIOGRAPHY:

Mr. Bottone joined FuelCell Energy in February 2010 as Senior Vice President and Chief Commercial Officer and was promoted to President and Chief Executive Officer in February 2011 and is a named executive officer. Mr. Bottone’s focus is to accelerate and diversify global revenue growth to achieve profitability by capitalizing on heightened global demand for clean and renewable energy. Mr. Bottone has broad experience in the power generation field including traditional central generation and alternative energy. Prior to joining FuelCell Energy, Mr. Bottone spent 25 years at Ingersoll Rand, a diversified global industrial company, including as President of the Energy Systems business. Mr. Bottone received an undergraduate degree in Mechanical Engineering from Georgia Institute of Technology in 1983, and received a Certificate of Professional Development from The Wharton School, University of Pennsylvania in 2004.

SKILLS AND QUALIFICATIONS INCLUDE:

■ Extensive Global Business Development

■ Technology Commercialization

■ Power Generation Project Development

■ Mergers, Acquisitions and Integration

■ Capital Raising

PRINCIPAL OCCUPATION: ■ President and Chief Executive Officer

JAMES HERBERT ENGLAND
Age 71 Director since: 2008 INDEPENDENT

BIOGRAPHY:

Mr. England is a Corporate Director and has been the CEO of Stahlman-England Irrigation, Inc. since 2000. Prior to that, Mr. England spent 4 years as Chairman, President and CEO of Sweet Ripe Drinks, Ltd., a fruit beverage company. Prior to that, he spent 18 years at John Labatt Ltd., a $5 billion public company, and served as the company’s CFO from 1990-1993. Mr. England started his career with Arthur Andersen & Co. in Toronto after serving in the Canadian infantry. Mr. England is a director of Enbridge Inc., Enbridge Energy Company, Inc., Midcoast Holdings, LLC, Enbridge Gas Distribution, Inc., Enbridge Commercial Trust, and is a past member of the board of directors of John Labatt, Ltd., Canada Malting Co., Ltd., and the St. Clair Paint and Wallpaper Corporation.

SKILLS AND QUALIFICATIONS INCLUDE:

■ Board and Executive Level Leadership

■ Broad International Exposure

■ High Level of Financial Expertise

■ Extensive Energy Industry Experience

■ Extensive Knowledge of the Company

PRINCIPAL OCCUPATION: ■ Chief Executive Officer of Stahlman-England Irrigation Inc.

MATTHEW F. HILZINGER
Age 54 Director since: 2015 INDEPENDENT

BIOGRAPHY:

Mr. Hilzinger is Executive Vice President and Chief Financial Officer for USG Corporation, an international building products company, where he oversees all financial activities as well as strategic planning, a position he has held since 2012. From March 2002 to 2012, Mr. Hilzinger was with Exelon Corporation, where he served as Chief Financial Officer from 2008 to 2012 responsible for finance and risk management, and as Corporate Controller from 2002 to 2008. Prior to joining Exelon, Mr. Hilzinger was Chief Financial Officer at Credit Acceptance Corporation in 2001. From 1997 to 2001, Mr. Hilzinger was at Kmart Corporation, where he last served as Vice President, Corporate Controller. From 1990 to 1997, Mr. Hilzinger was at Handleman Company, where he last served as Vice President, International Operations. Mr. Hilzinger started his career at Arthur Andersen & Co. from 1985 to 1990. Mr. Hilzinger is a graduate of the University of Michigan, with a BBA in accounting.

SKILLS AND QUALIFICATIONS INCLUDE:

■ Executive Leadership

■ High Level of Financial Expertise

■ Extensive Energy Industry Experience

■ Experience with Global Publicly Traded Companies

■ Risk Management / Oversight

PRINCIPAL OCCUPATION: ■ Executive Vice President and Chief Financial Officer of USG Corporation

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JOHN A. ROLLS
Age 76 Director since: 2000 INDEPENDENT Lead Independent Director from 2007 - 2011 Chairman of the Board of Directors since 2011

BIOGRAPHY:

Mr. Rolls was appointed Chairman of the Board of Directors in March, 2011. He served as Managing Partner of Core Capital Group LLP from 2006 until 2017 and has served as Principal of Cove Harbor Partners LLC since 2010. Previously, he was President and Chief Executive Officer of Deutsche Bank North America (from 1992 to 1996), Executive Vice President and Chief Financial Officer of United Technologies (from 1986 to 1992), Vice President, Treasurer and Senior Vice President, Chief Financial Officer of RCA Corporation (from 1982 to 1986), Monsanto Company, St. Louis MO. (from 1974 to 1982), CFO, Monsanto Europe in Brussels, Belgium, (from 1975 to 1978) and Vice President, Treasurer Monsanto Company in St. Louis (from 1978 to 1982).

SKILLS AND QUALIFICATIONS INCLUDE:

■ Board and Executive Level Leadership

■ Broad International Exposure

■ High Level of Financial Expertise

■ Broad Understanding of Advanced Technologies

■ Extensive Knowledge of the Company

PRINCIPAL OCCUPATION: ■ Investor

CHRISTOPHER S. SOTOS
Age 46 Director since: 2014

BIOGRAPHY:

Mr. Sotos has served as President and Chief Executive Officer of NRG Yield, Inc. since May 2016, and as a director of NRG Yield, Inc. since May 2013. Mr. Sotos has also served in various positions at NRG Energy, Inc. (“NRG”), including most recently as Executive Vice President — Strategy and Mergers and Acquisitions from February 2016 through May 2016 and Senior Vice President — Strategy and Mergers and Acquisitions from November 2012 through February 2016. In this role, he led NRG’s corporate strategy, mergers and acquisitions, strategic alliances and other special projects for NRG. Previously, he served as NRG’s Senior Vice President and Treasurer from March 2008 to September 2012, where he was responsible for all treasury functions, including raising capital, valuation, debt administration and cash management. Mr. Sotos joined NRG in 2004 as a Senior Finance Analyst, following more than nine years in key financial roles within the energy sector and other industries for Houston-based companies such as Koch Capital Markets, Entergy Wholesale Operations and Service Corporation International. Mr. Sotos was designated to serve on the Board by NRG pursuant to the Director designation right granted to NRG in connection with its acquisition of shares of the Company in July 2014.

SKILLS AND QUALIFICATIONS INCLUDE:

■ Executive Leadership Experience

■ Strong Financial and Accounting Skills

■ Significant Experience in Mergers and Acquisitions, Capital Raising and Other Treasury Functions

■ Energy Project Finance and Structuring Experience

■ Extensive Energy Industry Experience

PRINCIPAL OCCUPATION: ■ President, Chief Executive Officer and Director of NRG Yield, Inc.

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NATICA VON ALTHANN
Age 67 Director since: 2015 INDEPENDENT

BIOGRAPHY:

Ms. von Althann has served as a Director of PPL Corporation, one of the largest investor-owned utilities in the U.S. with approximately 18,000 megawatts of power generation, since December 1, 2009 and as a Director of TD Bank US Holding Company and its two bank subsidiaries, TD Bank, N.A. and TD Bank USA, N.A. since 2009. She was a founding partner of C&A Advisors, a consulting firm for financial services and risk management from 2009 to 2013, following her retirement in 2008 as the Senior Credit Risk Management Executive for Bank of America and Chief Credit Officer of U.S. Trust, an investment management company owned by Bank of America. Previously she spent 26 years with Citigroup in various leadership roles, including Division Executive – Latin America for the Citigroup Private Bank, Managing Director and Global Retail Industry Head, and Managing Director and co-head of the U.S. Telecommunications – Technology group for Citicorp Securities.

SKILLS AND QUALIFICATIONS INCLUDE:

■ Board and Executive Level Leadership Experience

■ High Level of Banking and Financial Expertise

■ Broad International Exposure

■ Risk Management / Oversight

■ Exposure to Energy and Utility Sectors

■ Strong Focus on Strategy Development and Implementation

PRINCIPAL OCCUPATION: ■ Former Financial Executive at Bank of America and Citigroup

TOGO DENNIS WEST, JR.
Age 75 Director since: 2008 INDEPENDENT

BIOGRAPHY:

Mr. West has served as Chairman of TLI Leadership Group, a strategic consulting firm, since 2006. He has served as lead director on the board of Bristol-Myers Squibb. From 2001-2014, Mr. West served as Chairman of Noblis, Inc., a non-profit science, technology and strategy organization. He has practiced law as managing partner of the Washington D.C. office of Patterson Belknap Webb and Tyler and was of counsel to the D.C. based law firm of Covington & Burling. Mr. West also served as General Counsel to the Departments of Defense and the Navy. He was Senior Vice President for Government Affairs with Northrop Corporation. Mr. West served as Secretary of the United States Department of Veterans Affairs from 1998 to 2000 and Secretary of the United States Army from 1993 to 1998. Among other qualifications, Mr. West has executive leadership experience in the private sector and at the highest levels of government. He brings an extensive background in the military, government, and legal profession to the Company.

SKILLS AND QUALIFICATIONS INCLUDE:

■ Board and Executive Level Leadership Experience

■ Extensive Government Affairs and Geopolitical Experience

■ Extensive Legal and Regulatory Experience

■ Risk Management / Oversight

■ Extensive Knowledge of the Company

PRINCIPAL OCCUPATION: ■ Chairman of TLI Leadership Group

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CORPORATE GOVERNANCE

THE ROLE OF THE BOARD

The business affairs of the Company are managed by and under the direction of the Board. The Board and committees of the Board regularly engage with senior management to ensure management accountability, review management succession planning, approve the Company’s strategy and mission, execute the Company’s financial and strategic goals, oversee risk management and review and approve executive compensation.

BOARD LEADERSHIP STRUCTURE

The Board regularly evaluates its leadership structure in order to ensure that the Company effectively represents the interests of its stockholders. The Board believes that this leadership structure demonstrates the Company’s commitment to effectively monitor and oversee compliance with applicable laws and regulatory requirements and to maintain sound corporate governance principles and best practices.

The Board maintains separate roles of the CEO and Chairman. The Company’s President and CEO (Mr. Arthur A. Bottone) is responsible for the general supervision of the affairs of the Company and is accountable for achieving the Company’s strategic goals. The Company’s independent Chairman (Mr. John A. Rolls) serves as the principal representative of the Board of Directors and as such, presides at all Board meetings.

BOARD REFRESHMENT

The Board understands the importance of adding experienced talent to the Board in order to establish an array of experience and strategic views. The Nominating and Corporate Governance Committee adheres to vigorous board refreshment efforts by thoroughly evaluating the backgrounds of potential Board candidates in addition to regularly assessing the contributions and qualifications of current Directors, to ensure that the composition of the Board and each of its committees encompasses a wide range of perspectives and knowledge.

Since 2014, we have added three new, currently serving, Directors to the Board, bringing an expansive mix of expertise and insight to the Board and its committees.

DIRECTOR ORIENTATION

As part of our Director orientation process, each new Director is provided with orientation materials and an on-site program which includes a tour of the Company’s manufacturing facility and customer site(s). This on-site program is designed to introduce Directors to key senior members of management who each discuss their individual roles in addition to reviewing the Company’s strategic plans and other integral business matters.

MAJORITY VOTING STANDARD IN DIRECTOR ELECTIONS

In 2016, the Board approved an amendment to the Company’s By-laws to, among other changes, adopt a majority voting standard in uncontested Director elections, providing that each Director shall be elected by a majority of votes cast. Under our By-laws, a majority of the votes cast standard requires that the number of shares voted “for” a Director must exceed the number of votes cast “against” that Director’s election. “Abstentions” and “broker non-votes” are not counted as votes cast with respect to a Director’s election.

In addition, following certification of the stockholder vote in an uncontested election, if any incumbent Director receives a greater number of votes “against” his or her election than votes “for” his or her election, the Director shall promptly tender his or her resignation to the Chairman of the Board. The Nominating and Corporate Governance Committee shall promptly consider such resignation and recommend to the Board of Directors whether to accept the tendered resignation or reject it. In deciding upon its recommendation, the Nominating and Corporate Governance Committee shall consider all relevant factors including, without limitation, the length of service and qualifications of the Director and the Director’s contributions to the Company and the Board.

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CONTINUING EDUCATION AND SELF-EVALUATION

The Board believes that continuing education by the Board and management is key to supporting the Company’s commitment to enhancing its corporate governance practices. The Board and management are therefore regularly updated on corporate governance matters, including industry and regulatory developments, strategies, operations and external trends and other topics of importance.

As part of the Board’s commitment to improve its performance and effectiveness, self-assessments of the Board and each of its committees are conducted annually. Results of these self-assessments are reviewed by the Nominating and Corporate Governance Committee and the full Board. In 2016, the Board added individual Director self-assessments to the self-assessment process in an effort to assess individual Director effectiveness and his or her contribution to the Board. Results of these individual Director self-assessments are also reviewed by the Nominating and Corporate Governance Committee and the full Board.

CORPORATE GOVERNANCE PRINCIPLES

The Board has adopted Corporate Governance Principles (the “Principles”) which provide the structure for the governance and best practices of the Company, in accordance with applicable statutory and regulatory requirements. The Company is committed to the highest standards of business conduct and integrity in its relationships with employees, customers, suppliers and stockholders. The Principles are reviewed annually by the Nominating and Corporate Governance Committee and updated as needed. The Corporate Governance Principles can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

CODE OF ETHICS

The Company is committed to high standards of ethical, moral and legal business conduct and to the timely identification and resolution of all such issues that may adversely affect the Company or its clients, employees or stockholders.

The Board has adopted a Code of Ethics (the “Code of Ethics”), which applies to the Board of Directors, NEOs, and all employees. The Code of Ethics provides a statement of certain fundamental principles and key policies and procedures that govern the conduct of the Company’s business. The Code of Ethics covers all major areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. As required by the Sarbanes-Oxley Act of 2002, our Audit and Finance Committee has procedures to receive, retain, investigate and resolve complaints received regarding our accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Code of Ethics can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

WHISTLEBLOWER POLICY

The Company’s Whistleblower Policy covers reporting of suspected misconduct, illegal activities or fraud, including questionable accounting, financial control and auditing matters, federal securities violations or other violations of federal and state laws or of the Company’s Code of Ethics.

We have established a written protocol with a third party vendor to ensure that all complaints received will be reported directly to the Company’s General Counsel and Vice President, Human Resources, who investigate and report as necessary directly to the Audit and Finance Committee of the Board of Directors.

The third party vendor offers anonymity to whistleblowers and assures those who identify themselves that their confidentiality will be maintained, to the extent possible, within the limits proscribed by law. No attempt will be made to identify a whistleblower who requests anonymity.

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ANTI-HEDGING POLICY

Under the terms of the Company’s Insider Trading Policy, all key employees, including but not limited to the NEOs and Directors, are prohibited from engaging in any hedging transaction involving shares of the Company’s securities or the securities of the Company’s competitors, such as a put, call or short sale.

COMPENSATION RECOVERY POLICY

The Company has adopted an Executive Compensation Recovery Policy that allows the Board of Directors to seek recovery of any erroneously paid incentive compensation made to any current or former executive officer of the Company in the event of an accounting restatement that results in a recalculation of a financial metric applicable to an award if, in the opinion of the Board, such restatement is due to the misconduct by one or more of any current or former executive officers. The amount subject to recoupment will, at a minimum, be equal to the difference between what the executive received and what he or she would have received under the corrected financial metrics over the three-year period prior to the restatement. Under the policy, the Board of Directors will review all performance-based compensation awarded to or earned by the executive officer on the basis of performance during fiscal periods materially affected by the restatement. If, in the opinion of the Board, the Company’s financial results require restatement due to the misconduct by one or more of any current or former executive officers, the Board may seek recovery of all performance-based compensation awarded to or earned by the executive officer during fiscal periods materially affected by the restatement, to the extent permitted by applicable law.

The Executive Compensation Recovery Policy can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com.

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STOCK OWNERSHIP GUIDELINES AND HOLDING REQUIREMENTS

The Company has adopted minimum stock ownership guidelines applicable to each of our non-employee independent Directors and NEOs. Our stock ownership requirements are based on a fixed number of shares, as shown in the table below:

Position	Ownership Guideline
President and Chief Executive Officer	At least 25,000 shares
All Other Section 16 Executive Officers	At least 12,500 shares
Non-Employee Independent Directors	At least 4,166 shares

Executives subject to the guidelines must meet the ownership requirement within five years from the date they are appointed to a Section 16 Executive Officer position. The non-employee independent Directors are expected to achieve target ownership levels within five years of commencement of service as a Director. For purposes of meeting the applicable ownership guidelines, the following shares and awards may be counted:

■	FuelCell Energy common stock owned (i) directly by the executive officer or Director or his or her spouse, (ii) jointly by the executive officer or Director or his or her spouse, and (iii) indirectly by a trust, partnership, limited liability company or other entity for the benefit of the executive officer or Director or his or her spouse;

■	100% of restricted stock awards (vested and unvested) issued under the Company’s equity incentive plans;

■	100% of common stock issued under the Company’s Employee Stock Purchase Plan;

■	100% of unexercised Stock Options (vested and unvested) issued under the Company’s equity incentive plans; and

■	100% of deferred stock units issued under the Company’s Directors Deferred Compensation Plan.

Executive officers and Directors must maintain at least 50% of the stock received from equity awards (on a shares issued basis) until the specified minimum ownership requirement level is achieved.

Once the stock ownership guideline has been achieved, executive officers will be required to maintain stock holding requirements for the duration of their employment with the Company and for Directors, until their cessation of service from the Board.

RISK OVERSIGHT

The Board has overall responsibility for the oversight of risk management at our Company. Day to day risk management is the responsibility of management, which has implemented processes to identify, assess, manage and monitor risks that face our Company. Our Board, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our Company, and the steps we take to monitor and control such exposures.

While our Board has general oversight responsibility for risk at our Company, the Board has delegated some of its risk oversight duties to the various Board committees. The Nominating and Corporate Governance Committee oversees risks related to corporate governance. The Audit and Finance Committee is responsible for generally reviewing and discussing the Company’s policies and guidelines with respect to risk assessment and enterprise risk management. The Audit and Finance Committee oversees the risk assessment and review of the financial internal controls environment and financial statement reporting compliance. The Audit and Finance Committee also considers financial risk management including risks relating to liquidity, access to capital and macroeconomic trends and risks. The Compensation Committee assists our Board in overseeing the management of risks arising from our compensation policies, and programs related to assessment, selection, succession planning, training and development of executives of the Company. Each of the Board Committees reviews these risks and then discusses the process and results with the full Board.

COMMUNICATING WITH DIRECTORS

The Company has established a process by which stockholders or other interested parties can communicate with the Board or any of the Company’s individual Directors, by sending their communications to the following address:

FuelCell Energy, Inc. Board of Directors
c/o Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810

Alternatively, communications can be submitted electronically via the Company website at www.fuelcellenergy.com.

Stockholder communications received by the Company’s Corporate Secretary will be delivered to one or more members of the Board of Directors or, in the case of communications sent to an individual Director, to such Director.

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BOARD OF DIRECTORS AND COMMITTEES

MEETING ATTENDANCE

All Directors serving at the time of the Company’s 2017 Annual Meeting were in attendance at the meeting, with the exception of Mr. Sotos, who attended the Board meeting, but not the Annual Meeting of Shareholders. Regular attendance at Board meetings by each Board member is expected. The Board held 13 meetings in fiscal 2017. Each director attended more than 75% of the total number of Board and, if a director served on a committee, committee meetings held during fiscal 2017.

INDEPENDENT DIRECTORS

The Board has determined that the following five of the seven current Board members are independent Directors, in accordance with the director independence standards of the Securities and Exchange Commission (“SEC”) and Nasdaq Stock Market, including Nasdaq Rule 5605(a)(2): James Herbert England, Matthew F. Hilzinger, John A. Rolls, Natica von Althann and Secretary Togo Dennis West, Jr. The Board regularly meets in executive session without Mr. Bottone.

BOARD COMMITTEES

The Board has four standing committees: the Audit and Finance Committee, the Compensation Committee, the Executive Committee and the Nominating and Corporate Governance Committee. These committees assist the Board of Directors in performing its responsibilities and making informed decisions.

Director	Audit and Finance	Compensation	Executive	Nominating and Corporate Governance
Arthur A. Bottone
James Herbert England
Matthew F. Hilzinger
John A. Rolls (Chairman of the Board of Directors)
Natica von Althann
Togo Dennis West, Jr.
Christopher S. Sotos*

* Mr. Sotos is a non-independent director and therefore does not serve on any standing committees.

The Board believes it is more effective for the Board, as a whole, to monitor and oversee the Company’s government affairs strategy and initiatives, including federal and state legislative and regulatory proceedings, in addition to monitoring the Company’s ongoing relations with government agencies.

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Audit and Finance Committee

■	Members:

Matthew Hilzinger, James Herbert England, John Rolls and Natica von Althann

Chair: Matthew Hilzinger

Each of the Audit and Finance Committee members satisfies the definition of independent director and is financially literate under the applicable Nasdaq rules. In accordance with Section 407 of the Sarbanes-Oxley Act of 2002, the Board has designated Mr.  Hilzinger and Mr. England as the Audit and Finance Committee’s “Audit Committee Financial Experts.”

The Audit and Finance Committee represents and provides assistance to the Board with respect to matters involving the accounting, auditing, financial reporting, internal controls, and legal compliance functions of the Company and its subsidiaries, including assisting the Board in its oversight of the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, the qualifications, independence, and performance of the Company’s independent auditors, the performance of the Company’s service firm used to assist management in its assessment of internal controls, and effectiveness of the Company’s financial risk management.

Responsibilities of the Audit and Finance Committee include:

■	Oversee management’s conduct of the Company’s financial reporting process, including reviewing the financial reports and other financial information provided by the Company, and reviewing the Company’s systems of internal accounting and financial controls;

■	Oversee the Company’s independent auditors’ qualifications and independence and the audit and non-audit services provided to the Company;

■	Oversee the performance of the Company’s independent auditors as well as parties engaged to assist the Company with its assessment of internal controls;

■	Review potential financing proposals and refer to the Board as necessary; and

■	Oversee the Company’s analysis and mitigation strategies for enterprise risk (reporting any findings to the Board as necessary).

The Audit and Finance Committee held 8 meetings during fiscal 2017. The complete Audit and Finance Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Audit and Finance Committee’s report appears on page 41 of this Proxy Statement.

Compensation Committee

■	Members:

James Herbert England, Natica von Althann and Togo Dennis West, Jr.

Chair: James Herbert England

Each of the Compensation Committee members is an independent Director under applicable Nasdaq rules, and the Compensation Committee is governed by a Board-approved charter stating its responsibilities. Members of the Compensation Committee are appointed by the Board.

The Compensation Committee is responsible for reviewing and approving the compensation plans, policies and programs of the Company to compensate the officers and Directors in a reasonable and cost-effective manner.

The Compensation Committee’s overall objectives are to ensure the attraction and retention of superior talent, to motivate the performance of the executive officers in the achievement of the Company’s business objectives and to align the interests of the officers and Directors with the long-term interests of the Company’s stockholders. To that end, it is the responsibility of the Compensation Committee to develop, approve and periodically review a general compensation policy and salary structure for executive officers of the Company, which considers business and financial objectives, industry and market pay practices and/or such other information as may be deemed appropriate.

Responsibilities of the Compensation Committee include:

■	Review and recommend for approval by the independent Directors of the Board the compensation (salary, bonus and other incentive compensation) of the Chief Executive Officer of the Company;

■	Review and approve the compensation (salary, bonus and other incentive compensation) of the other executive officers of the Company;

■	Review and approve corporate goals and objectives relevant to the compensation of executive officers of the Company and evaluate performance in light of the goals and objectives;

■	Review and approve all employment, retention and severance agreements for executive officers of the Company; and

■	Review the management succession program for the Chief Executive Officer, the NEOs and selected executives of the Company.

The Compensation Committee acts on behalf of the Board in administering compensation plans approved by the Board in a manner consistent with the terms of such plans (including, as applicable, the granting of stock options, restricted stock, stock units and other awards, the review of performance goals established before the start of the relevant plan year, and the determination of performance compared to the goals at the end of the plan year). The Committee reviews and makes recommendations to the Board with respect to new compensation incentive plans and equity-based plans; reviews and recommends the compensation (annual retainer, committee

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fees and other compensation) of the Directors to the full Board for approval; and reviews and makes recommendations to the Board on changes in major benefit programs of the Company. Compensation Committee agendas are established in consultation with the committee chair. The Compensation Committee meets in executive session after each meeting.

The Compensation Committee held 6 meetings during fiscal 2017. The complete Compensation Committee charter can be found in the Corporate Governance sub-section of the section entitled “Investors” on our website at www.fuelcellenergy.com. The Compensation Committee’s report appears on page 21 of this Proxy Statement.

Executive Committee

■	Members:

Arthur Bottone, John Rolls and Togo Dennis West, Jr.

Chair: Arthur Bottone

During the intervals between the meetings of the Board of Directors, the Executive Committee has and may exercise all the powers of the Board in the management of the business and affairs of the Company, in such manner as the Committee deems best for the interests of the Company, in all cases in which specific instructions shall not have been given by the Board of Directors. Mr. Rolls and Secretary West are independent directors under applicable Nasdaq rules.

Nominating and Corporate Governance Committee

■	Members:

Natica von Althann, Matthew Hilzinger, John Rolls and Togo Dennis West, Jr.

Chair: Natica von Althann

The members of the Nominating and Corporate Governance Committee are all independent directors under applicable Nasdaq rules. Members of the Nominating and Corporate Governance Committee are appointed by the Board.

Responsibilities of the Nominating and Corporate Governance Committee include:

■	Identify individuals qualified to become members of the Board of Directors and recommend the persons to be nominated by the Board of Directors for election as Directors at the annual meeting of stockholders or elected as Directors to fill vacancies;

■	Review the Company’s corporate governance principles, assess and recommend to the Board any changes deemed appropriate;

■	Periodically review, discuss and assess the performance of the Board and the committees of the Board;

■	Review the Board’s committee structure and make recommendations to the full Board concerning the number and responsibilities of Board committees and committee assignments; and

■	Periodically review and report to the Board any questions of possible conflicts of interest or related party transactions involving Board members or members of senior management of the Company.

The Nominating and Corporate Governance Committee will consider nominees for the Board recommended by stockholders. Nominations by stockholders must be in writing, and must include the full name of the proposed nominee, a brief description of the proposed nominee’s business experience for at least the previous five years, and a representation that the nominating stockholder is a beneficial or record owner of the Company’s common stock.

Any such submission must also be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as Director if elected. All recommendations for nomination received by the Corporate Secretary that satisfy our by-law requirements relating to such Director nominations will be presented to the Nominating and Corporate Governance Committee for its consideration. Stockholders must also satisfy the notification, timeliness, consent and information requirements set forth in our by-laws. Nominations must be delivered to the Nominating and Corporate Governance Committee at the following address:

Nominating and Corporate Governance Committee

FuelCell Energy, Inc.

Office of the Corporate Secretary

3 Great Pasture Road

Danbury, CT 06810

The Nominating and Corporate Governance Committee weighs the characteristics, experience, independence and skills of potential candidates for election to the Board and recommends nominees for Director to the Board for election (without regard to whether a nominee has been recommended by stockholders). In considering candidates for the Board, the Nominating and Corporate Governance Committee also assesses the size, composition and combined expertise of the Board. As the application of these factors involves the exercise of judgment, the Nominating and Corporate Governance Committee does not have a standard set of fixed qualifications that is applicable to all Director candidates, although the Nominating and Corporate Governance Committee does at a minimum assess each candidate’s strength of character, mature judgment, industry knowledge or experience, ability to work collegially with the other members of the Board and ability to satisfy any applicable legal requirements or listing standards. In addition, while the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee is committed to actively

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seeking highly qualified individuals, regardless of gender and ethnicity, to include in the pool from which Board nominees are selected. In identifying prospective Director candidates, the Nominating and Corporate Governance Committee may seek referrals from other members of the Board, management, stockholders and other sources. The Nominating and Corporate Governance Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as Directors of the Company. The Nominating and Corporate Governance Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering Director candidates, the Nominating and Corporate Governance Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent Directors, provide a blend of skills and experience to further enhance the Board’s effectiveness.

In connection with its annual recommendation of a slate of nominees, the Nominating and Corporate Governance Committee may also assess the contributions of those Directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

The Nominating and Corporate Governance Committee held 5 meetings during fiscal 2017. The complete Nominating and Corporate Governance Committee charter, which includes the general criteria for nomination as Director, can be found in the Corporate Governance subsection of the section entitled “Investors” on our website at www.fuelcellenergy.com.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee was an officer or employee of the Company during the fiscal year ended October 31, 2017. During the fiscal year ended October 31, 2017, none of our executive officers served as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who served as members of our Board of Directors or our Compensation Committee. During the fiscal year ended October 31, 2017, no member of the Compensation Committee had a relationship with the Company that required disclosure under Item 404 of Regulation S-K.

Mr. England, Chair of the Compensation Committee, is a member of the Board of Directors of Enbridge Inc. (“Enbridge”), a third party business with which the Company has had a relationship in the past. For information regarding the relationship between the Company and Enbridge, see “Certain Relationships and Related Transactions” on page 40.

NASDAQ LISTING RULES – COMPENSATION COMMITTEE MEMBERS

Upon assessing the independence of the Compensation Committee members in accordance with the Nasdaq Listing Rules, the Board has determined that each Compensation Committee member satisfies the following independence criteria, in addition to qualifying as an independent director under Nasdaq Rule 5605(a)(2):

■	No Compensation Committee member has received compensation from the Company for any consulting or advisory services nor has any Compensation Committee member received any other compensatory fees paid by the Company (other than Directors’ fees); and

■	No Compensation Committee member has an affiliate relationship with the Company, a subsidiary of the Company or an affiliate of a subsidiary of the Company.

NASDAQ LISTING RULES – COMPENSATION COMMITTEE ADVISOR

Upon assessing the independence of, and any potential conflicts of interest of, the Company’s Compensation Advisor, Compensia, Inc. (the “Advisor”), in accordance with the Nasdaq Listing Rules, the Compensation Committee has determined that the Advisor satisfies the following independence criteria:

■	The Advisor has not provided, in the last completed fiscal year ended October 31, 2017 or any subsequent interim period, any services to the Company or its affiliated companies, other than the Advisor’s work as a compensation advisor to the Company’s Compensation Committee;

■	Less than 1% of the Advisor’s total revenue was derived from fees paid by the Company in the last completed fiscal year ended October 31, 2017 and any subsequent interim period for work on behalf of the Company’s Compensation Committee;

■	The Advisor has implemented policies and procedures designed to prevent conflicts of interest;

■	Neither the Advisor nor any of its employees or their spouses has any business or personal relationships with any members of the Company’s Compensation Committee or any of the Company’s executive officers;

■	Neither the Advisor nor any of its employees or their immediate family members currently own any Company securities (other than through a mutual fund or similar externally-managed investment vehicle); and

■	The Advisor is unaware of any relationship not identified in the statements above that could create an actual or potential conflict of interest with the Company or its affiliated entities, any members of the Company’s Compensation Committee or any of the Company’s executive officers.

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BIOGRAPHIES OF EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

MICHAEL S. BISHOP
Age 50

Mr. Bishop was appointed Senior Vice President, Chief Financial Officer, Corporate Secretary, and Treasurer in June 2011. He has more than 20 years of experience in financial operations and management with public high growth technology companies with a focus on capital raising, project finance, debt/treasury management, investor relations, acquisition integration, strategic planning, internal controls, and organizational development. Since joining the Company in 2003, Mr. Bishop has held a succession of financial leadership roles including Assistant Controller, Corporate Controller and Vice President and Controller. Prior to joining the Company, Mr. Bishop held finance and accounting positions at TranSwitch Corporation, Cyberian Outpost, Inc. and United Technologies, Inc. He is a certified public accountant and began his professional career at McGladrey and Pullen, LLP. Mr. Bishop also served four years in the United States Marine Corps.

Mr. Bishop received a Bachelor of Science in Accounting from Boston University in 1993 and a MBA from the University of Connecticut in 1999.

PRINCIPAL OCCUPATION:

■ Senior Vice President, Chief Financial Officer and Treasurer

JENNIFER D. ARASIMOWICZ
Age 46

Ms. Arasimowicz was appointed Senior Vice President, General Counsel and Corporate Secretary in April 2017. In this position, Ms. Arasimowicz, a licensed attorney in Connecticut, New York and Massachusetts, is the chief legal officer and chief compliance officer of the Company, having responsibility for oversight of all of the Company’s legal and government affairs, and providing leadership in all aspects of the Company’s business, including compliance, corporate governance and board activities. Ms. Arasimowicz joined the Company in 2012 as Associate Counsel and was promoted to Vice President in 2014. Prior to joining the Company, Ms. Arasimowicz served as General Counsel of Total Energy Corporation, a New York based diversified energy products and services company providing a broad range of specialized services to utilities and industrial companies. Previously, Ms. Arasimowicz was a partner at Shipman & Goodwin, LLP in Hartford, Connecticut chairing the Utility Law Practice Group and began her legal career as an associate at Murtha Cullina, LLP.

Ms. Arasimowicz earned her Juris Doctor at Boston University School of Law and holds a bachelor’s degree in English from Boston University.

PRINCIPAL OCCUPATION:

■ Senior Vice President, General Counsel and Corporate Secretary

ANTHONY F. RAUSEO
Age 58

Mr. Rauseo was appointed Senior Vice President and Chief Operating Officer in July 2010. In this position, Mr. Rauseo has responsibility for closely integrating the manufacturing operations with the supply chain, product development and quality initiatives. Mr. Rauseo is an organizational leader with a strong record of achievement in product development, business development, manufacturing, operations, and customer support. Mr. Rauseo joined the Company in 2005 as Vice President of Engineering and Chief Engineer. Prior to joining the Company, Mr. Rauseo held a variety of key management positions in manufacturing, quality and engineering including five years with CiDRA Corporation. Prior to joining CiDRA, Mr. Rauseo was with Pratt and Whitney for 17 years where he held various leadership positions in product development, production and customer support of aircraft turbines.

Mr. Rauseo received a Bachelor of Science in Mechanical Engineering from Rutgers University in 1983 and a Masters of Science in Mechanical Engineering from Rensselaer Polytechnic Institute in 1987.

PRINCIPAL OCCUPATION:

■ Senior Vice President and Chief Operating Officer

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EXECUTIVE COMPENSATION

TABLE OF CONTENTS

COMPENSATION COMMITTEE REPORT	21

COMPENSATION DISCUSSION AND ANALYSIS	21

FISCAL 2017 SUMMARY COMPENSATION TABLE	30

FISCAL 2017 GRANTS OF PLAN-BASED AWARDS TABLE	31

OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END TABLE	32

FISCAL 2017 OPTION EXERCISES AND STOCK VESTED TABLE	33

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis as set forth in this Proxy Statement. Based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be incorporated by reference in the Company’s Annual Report on Form 10-K for its fiscal year ended October 31, 2017 and included in the Company’s 2018 Proxy Statement filed in connection with the Company’s 2018 Annual Meeting of Stockholders.

Respectfully submitted by the Compensation Committee of the Board of Directors.

James Herbert England (Chair)

Natica von Althann

Togo Dennis West, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

INTRODUCTION

This Compensation Discussion and Analysis describes the philosophy and objectives of the executive compensation program underlying the compensation which is reported in the executive compensation tables included in this Proxy Statement for the following executive officers (the “NEOs” or “named executive officers”):

ARTHUR A. BOTTONE	President and Chief Executive Officer (the “CEO”);

MICHAEL S. BISHOP	Senior Vice President, Chief Financial Officer and Treasurer (the “CFO”);

JENNIFER D. ARASIMOWICZ	Senior Vice President, General Counsel and Corporate Secretary (the “GC”); and

ANTHONY F. RAUSEO	Senior Vice President and Chief Operating Officer (the “COO”).

The total compensation of each NEO is reported in the Fiscal 2017 Summary Compensation Table presented on page 30 of this Proxy Statement. The individuals identified above as our NEOs are all of our executive officers, which is why we only provide compensation-related disclosure with respect to our CEO, CFO and next two most highly compensated executive officers.

MANAGEMENT CHANGES IN FISCAL 2017

Effective April 6, 2017, Ms. Arasimowicz was appointed our Senior Vice President, General Counsel and Corporate Secretary. Previously, she had served as our Vice President, Managing Counsel.

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HIGHLIGHTS OF THE COMPANY’S FISCAL 2017 COMPENSATION PROGRAM

Our executive compensation program consists of three primary components: base salary, annual performance-based incentive awards, and long-term incentive compensation in the form of restricted stock units (“RSUs”) and restricted stock awards (“RSAs”).

The Compensation Committee of our Board of Directors (the “Compensation Committee”) believes our executive compensation program for the 2016 fiscal year was sound and aligned with stockholder interests. Therefore, we did not implement any structural changes to our executive compensation program for fiscal 2017. A significant portion of the target total direct compensation for our key employees, including the NEOs, is performance-based and “at risk” and, as described in this Compensation Discussion and Analysis, demonstrates a transparent link between pay and performance.

The following is a summary of the principal compensation actions taken during fiscal 2017 and the key features of our fiscal 2017 executive compensation program:

■	Base Salary – We maintained the annual base salary of the CEO at its fiscal 2016 level. In an effort to retain our other key executives at this critical stage for our Company, we increased the annual base salary levels of the CFO and COO by 3.5% over their fiscal 2016 levels. Mr. Rauseo’s base salary increased from $330,000 to $341,550, and Mr. Bishop’s base salary increased from $315,000 to $326,025. At the time of her appointment as Senior Vice President, General Counsel and Corporate Secretary, Ms. Arasimowicz’s annual base salary was set at $300,000.

■	Annual Incentive Award Design and Payments – The fiscal 2017 Management Incentive Plan (“MIP”) was designed so that the annual incentive award opportunities were linked to the achievement of pre-established Company operational milestones and strategic initiatives, thereby creating a performance-based compensation opportunity consistent with stockholder interests. Pursuant to the fiscal 2017 MIP, and consistent with past practice, the maximum annual incentive award payment was capped at 125% of each NEO’s target award opportunity. The actual awards for fiscal 2017 performance (which were paid in fiscal 2018) were approved at 77% of the target award opportunities for Messrs. Bishop and Rauseo and Ms. Arasimowicz, and at 73% of the target award opportunity for Mr. Bottone. As explained below, the Compensation Committee believes that these payments were reasonable and appropriate even though we did not achieve all of the pre-established Company operational milestones and strategic initiatives for the year.

■	Long-Term Incentive Awards – Long-term incentive awards were granted in the form of RSUs to ensure that the NEOs are focused on longer-term stockholder value creation. Messrs. Bottone, Bishop, and Rauseo were granted RSUs with grant date fair values of $495,750, $262,500 and $262,500, respectively. These awards were granted in accordance with the following terms and conditions: (i) the RSUs vest over a three-year employment period, commencing on the grant date, at a rate of 33.3% for each year of continuous employment with the Company; and (ii) the awards are subject to the terms of the Company’s Amended and Restated 2010 Equity Incentive Plan (the “EIP”).

■	Appointment and Compensation of General Counsel – Effective April 6, 2017, the Company promoted Ms. Arasimowicz to the position of Senior Vice President, General Counsel and Corporate Secretary. In connection with her promotion, Ms. Arasimowicz entered into an employment agreement with the Company, the terms of which are discussed on page 35 of this Proxy Statement, which provides for a base salary of $300,000 and a target annual incentive opportunity equal to 50% of her annual base salary and granted her a long-term incentive award in the form of RSUs covering 200,000 shares of our common stock with a grant date fair value of $300,000, subject to the terms of the EIP. The RSUs vest over a four-year period, commencing on the grant date, at a rate of 25% for each year of continuous employment with the Company.

During fiscal 2017, we maintained the following compensation-related governance policies and practices:

■	Stock Ownership Guidelines – We maintain minimum stock ownership guidelines and stock holding requirements for the NEOs and the non-employee independent members of our Board of Directors. As of October 31, 2017, each of the NEOs, with the exception of Ms. Arasimowicz, satisfied the minimum stock ownership requirement. Per the terms of our stock ownership guidelines, Ms. Arasimowicz has five years from the date of her appointment to achieve the minimum stock ownership requirements. A description of our stock ownership guidelines can be found on page 15 of this Proxy Statement under “Corporate Governance.”

■	Compensation Recovery Policy – We maintain an Executive Compensation Recovery Policy that enables our Board of Directors to seek recovery of any erroneously paid incentive compensation received by any current or former executive officer of the Company (who was actively employed as an executive officer of the Company on or after December 18, 2014, the date this policy was first adopted) in the event of an accounting restatement. A description of this policy can be found on page 14 of this Proxy Statement under “Corporate Governance.”

■	Prohibition on Hedging and Pledging – We maintain a policy that prohibits our executive officers from hedging or pledging any Company securities. A description of this policy can be found on page 14 of this Proxy Statement under “Corporate Governance.”

■	Compensation-Related Risk Assessment – We conduct regular risk assessments of our compensation programs and practices. A description of our most recent compensation-related risk assessment can be found on page 29 of this Proxy Statement.

■	No Perquisites or Tax Gross-Ups – We do not offer our executive officers any perquisites, executive class benefits, or tax “gross-ups.”

■	“Double-Trigger” Change in Control Arrangements – We have established “double-trigger” change-in-control severance agreements with each of the NEOs, with a payment equal to two times base salary plus the average of the bonuses paid since the effective date of his employment agreement (for Mr. Bottone)

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and payments of one times base salary plus the average of the bonuses paid since their appointment as executive officers of the Company (for Messrs. Bishop and Rauseo and Ms. Arasimowicz).

RECENT STOCKHOLDER ADVISORY VOTE ON EXECUTIVE COMPENSATION

At the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”), we held a non-binding advisory vote of stockholders on the compensation of the NEOs identified in the proxy statement with respect to the 2017 Annual Meeting. Approximately 91% of the votes cast by stockholders were voted “FOR” the approval of the compensation of the NEOs.

Following the 2017 Annual Meeting, the Compensation Committee noted the favorable results of the advisory vote, reflecting the widespread support of our stockholders. Although none of the Compensation Committee’s subsequent actions or decisions with respect to the compensation of the NEOs were directly attributable to the results of the vote, the Compensation Committee believes that stockholder feedback on executive compensation matters should be considered as part of its deliberations and factors the result of these advisory votes, as well as other stockholder input received, into its compensation review process.

At the 2017 Annual Meeting, our stockholders indicated their preference that we conduct the required non-binding advisory vote on NEO compensation every year until the next advisory vote on the frequency of stockholder votes on NEO compensation is required. Our Board of Directors subsequently adopted a policy consistent with our stockholders’ indicated preference. We will continue to hold advisory votes on NEO compensation at each annual meeting of stockholders.

COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee is responsible for developing and reviewing executive compensation plans, policies and practices consistent with our compensation philosophy that executive compensation should be directly linked to performance and our compensation objectives to ensure the attraction and retention of our executives in a reasonable and cost-effective manner, to motivate their performance in the achievement of our business objectives and to align their interests with the long-term interests of our stockholders.

To achieve these objectives, our executive compensation program includes:

■	a “fixed” component, which consists of base salary, health and welfare benefits, and contributions to the Company’s Section 401(k) Retirement Savings plan (the “401(k) Plan”); and

■	a “variable” component, which consists of an annual performance-based incentive award (the target amount of which is expressed as a percentage of base salary) and a long-term incentive award used to align a portion of each executive’s compensation with our long-term success and the interests of our stockholders.

COMPENSATION-SETTING PROCESS

The Compensation Committee reviews the base salary, target annual incentive award, long-term incentive award and target total direct compensation opportunity (which represents the sum of these three elements) for each of the NEOs annually. The CEO makes recommendations to the Compensation Committee for annual increases in base salary, the annual incentive award payments and long-term incentive awards for each of the NEOs (other than with respect to his own compensation). The Compensation Committee has the final authority to approve annual increases in base salary, annual incentive award payments and long-term equity incentive awards for the NEOs other than the CEO, whose compensation is approved by the independent members of our Board of Directors.

Historically, the Compensation Committee has made any necessary adjustments to base salaries effective in January of each year. More information regarding the fiscal 2017 base salary adjustments for the NEOs, can be found on page 25 of this Proxy Statement.

Prior to the start of each fiscal year, the CEO develops the operational milestones and strategic initiatives for the year for our key employees, including the NEOs. These operational milestones and strategic initiatives represent key performance objectives which are incorporated into the MIP, which is then submitted to the Compensation Committee for consideration and approval. After our fiscal year-end financial results are available, the annual incentive award pool and individual annual incentive award payments for the NEOs for the just-completed fiscal year are approved by the Compensation Committee, except with respect to the CEO, whose annual incentive award payment is approved by the independent members of our Board of Directors.

The Compensation Committee formulates its compensation decisions for the NEOs with input from the CEO (other than with respect to his own compensation), considering such factors as each NEO’s professional experience, job scope, past performance, tenure and retention risk. The Compensation Committee also considers prior fiscal year adjustments to compensation and historical annual incentive award payments and long-term incentive awards. Finally, the Compensation Committee considers current market practices, based on its review of executive compensation data for comparable companies, as well as current compensation trends, to ensure that the compensation of the NEOs is both competitive and reasonable.

Since 2010, the Compensation Committee has engaged Compensia, Inc., a national compensation consulting firm (the “Advisor”), to support its compensation planning activities. In fiscal 2017,

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the Advisor did not provide any other services to the Company and worked with management only on matters for which the Compensation Committee is responsible.

Based on its consideration of the various factors as set forth in the rules promulgated by the SEC and the Nasdaq Marketplace Rules, the Compensation Committee has determined that the work of the Advisor has not raised any conflict of interest.

COMPETITIVE POSITIONING

We periodically perform a competitive market analysis of our executive and director compensation programs to ensure that the total compensation packages of our executive officers and the non-employee members of our Board of Directors are within a reasonably competitive range. In connection with its fiscal 2017 compensation actions and decisions, the Compensation Committee considered the competitive market analysis that had been prepared by the Advisor in December 2014, as described below. Prior to its review of our executive compensation program for fiscal 2017, the Compensation Committee determined that, based on the composition of the peer group used to perform the competitive market analysis, our then-current financial condition, the financial condition of the companies comprising the peer group, and the status of the companies comprising the peer group, the analysis continued to be an appropriate source of information for purposes of understanding competitive market practices in our industry sector.

COMPETITIVE MARKET ANALYSIS

In December 2014, the Advisor conducted a competitive market analysis that was used by the Compensation Committee in connection with its compensation decisions for fiscal 2015, 2016, and 2017. The Advisor is currently updating the competitive market analysis for the Compensation Committee’s use as part of its 2018 compensation decisions. To develop the compensation peer group in December 2014, the Compensation Committee reviewed the executive compensation practices of a group of then publicly-traded companies (the “Peer Group”) based on compensation data gathered from publicly-available filings and other resources at the time, including the Radford Global Technology Survey.

The Advisor worked with the Compensation Committee to develop the Peer Group by screening an initial list of then publicly-traded companies on the basis of revenue, market capitalization, total employees, growth rate and industry focus. These companies were then narrowed by identifying companies whose revenue at the time ranged from approximately 0.5 to 2.5 times our revenue, and whose market capitalization ranged from approximately 0.3 to 3.0 times our market capitalization. The list was further refined by eliminating distressed companies and companies with headquarters outside of North America, as pay practices and disclosure requirements may vary significantly from those found in the United States.

The Compensation Committee and the Advisor also reviewed and considered other factors such as revenue growth, profitability, valuation (for example, market capitalization as a multiple of sales) and business model. The Peer Group was selected based on the subjective evaluation of all of these factors, and consisted at the time of the following 20 companies:

Ballard Power Systems	Park Electrochemical
Bel Fuse	Planar Systems
Capstone Turbine	Plug Power
CECO Environmental	Power Solutions
Clean Energy Fuels	PowerSecure International
EnerNOC	Rentech
Enphase Energy	SL Industries
Fuel Systems Solutions	Thermon Group Holdings
Hydrogenics	US Ecology
Maxwell Technologies	Vicor

To complete the competitive market analysis of the executive compensation program, the Advisor then blended the Peer Group data with the Radford Global Technology Survey data (weighted equally) to compare the market level for each of the NEO positions.

The Compensation Committee uses the market analysis as a reference point to ensure that our executive compensation program is competitive with market practice. In the case of each NEO, the Compensation Committee compares the overall compensation of each individual against the compensation data developed through the market analysis, if his or her position is sufficiently similar to the positions identified in the data to make the comparison meaningful. Ultimately, the Compensation Committee’s decisions with respect to each NEO’s total compensation, and each individual compensation element, are based in large part on its assessment of Company and individual performance as well as internal equity.

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FIXED COMPENSATION

BASE SALARY

The purpose of base salary, from the perspective of the Compensation Committee, is to fairly and competitively compensate our NEOs with a fixed amount of cash for the jobs they perform. In addition, base salaries are used to recognize the experience, skills, knowledge and responsibilities required of our NEOs. Accordingly, we seek to ensure that base salary levels are competitive and consistent with industry practices.

In November 2016, the Compensation Committee, upon the recommendation of the CEO, determined to postpone the consideration of base salary adjustments for the NEOs, which historically took place at that time, until a later date given that the Company implemented a workforce reduction as a result of market conditions. Base salary adjustments for all other employees were also postponed until a later date. At that time, the Compensation Committee determined this postponement to be appropriate so that its base salary review would be conducted at a time when it better understood the operating plan and expected ongoing financial performance of the Company.

FISCAL 2017 BASE SALARIES

In June 2017, the Compensation Committee reviewed the base salaries of the NEOs, taking into consideration their past performance and expected future contributions, their ongoing roles and responsibilities and the performance of the Company. The Compensation Committee also reviewed the competitive market analysis discussed in the preceding section of this Compensation Discussion and Analysis and the recommendations of the CEO (other than with respect to his own base salary). As a result, the Compensation Committee recommended to the independent members of our Board of Directors that the CEO’s base salary be maintained at its fiscal 2016 level (which recommendation was approved) and increased the base salaries of Messrs. Bishop and Rauseo, effective July 3, 2017, as set forth in the following table:

	Base Salary Changes Effective July 3, 2017
Name	2016 Base ($)	2017 Base ($)	Increase ($)	Increase %
Mr. Bottone	428,816	428,816	0	0.0%
Mr. Bishop	315,000	326,025	11,025	3.50%
Mr. Rauseo	330,000	341,550	11,550	3.50%

Since her base salary was reviewed and adjusted at the time of her promotion on April 6, 2017, the Compensation Committee determined not to adjust the base salary of Ms. Arasimowicz as part of its June 2017 review.

The base salaries of the NEOs for fiscal 2017 are set forth in the Fiscal 2017 Summary Compensation Table on page 30 of this Proxy Statement.

BENEFITS

We offer medical and dental insurance to our NEOs, and pay a portion of the premiums for these benefits consistent with the arrangements for non-executive employees. We also provide the NEOs and other eligible employees, at our expense, with group life and accidental death and dismemberment insurance benefits; short-term and long-term disability insurance benefits; paid time off benefits; and other ancillary benefits (for example, flexible spending accounts and an employee assistance program). Further, we offer participation in the 401(k) Plan to our employees, including the NEOs, subject to the terms of the 401(k) Plan.

Contributions to the 401(k) Plan are limited to an annual maximum amount as determined by the Internal Revenue Service. For Plan Year 2017, the Compensation Committee approved a matching contribution equal to 25% of the first 8% of elective salary deferrals, not to exceed 2% of eligible earnings. These contributions to the retirement savings accounts of our employees are subject to a five year graded vesting schedule. Participants are not permitted to receive or purchase shares of our common stock through the 401(k) Plan. Our contributions to the retirement savings accounts of the NEOs for fiscal 2017 are set forth in the Fiscal 2017 Summary Compensation Table on page 30 of this Proxy Statement.

Based on our philosophy that the executive compensation program should be directly linked to performance, the compensation program for the NEOs does not include any of the following pay practices:

■	Supplemental executive retirement benefits;

■	Supplemental health or insurance benefits; or

■	Perquisites or other personal benefits.

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VARIABLE COMPENSATION

All salaried exempt employees, including the NEOs, are eligible to participate in the MIP, which is intended to motivate employee performance in the achievement of our business objectives. The Compensation Committee periodically reviews and determines the target annual incentive award opportunities (expressed as a percentage of base salary) under the MIP. The target annual incentive award opportunities for each NEO (expressed as a percentage of base salary) were established in 2011 at 90% for Mr. Bottone and 50% for each of the other NEOs, based on an assessment of the competitive market performed by the Advisor at that time. These target award opportunities remained unchanged in fiscal 2017. Further, as noted above, the target annual incentive award opportunity of Ms. Arasimowicz was set at 50% of her base salary at the time of her appointment as our Senior Vice President, General Counsel and Corporate Secretary.

The Compensation Committee considers the recommendations of the CEO with respect to the actual annual incentive award payments to be made to the MIP participants, including the NEOs (other than with respect to his own award). The individual award payments, reflect (i) an individual’s target annual incentive award opportunity; (ii) our performance against a set of pre-established Company operational milestones; (iii) our performance against a set of pre-established Company strategic initiatives; and (iv) adjustments for individual performance (in the case of all MIP participants except the NEOs).

The annual incentive award payments for the NEOs are based on a review of actual performance against the Company operational milestones (which represent 75% of their target annual incentive award opportunity) and the Company strategic initiatives (which represent the remaining 25% of their target annual incentive award opportunity). If actual performance falls below the threshold level of 50% for any of the operational milestones, the milestone may be scored at zero. If the Company’s overall performance with respect to the operational milestones falls substantially below the threshold level of 50%, then awards may not be paid. The Compensation Committee retains the right to exercise its discretion to adjust the size of potential award payments as it deems appropriate to take into account factors that enhance or detract from results achieved relative to the Company operational milestones and strategic initiatives. In this way, the Compensation Committee does not confine itself to a purely quantitative approach and retains discretion in determining award payments based on its review and assessment of results for the fiscal year. The Compensation Committee believes that linking the annual incentive awards for the NEOs to Company operational milestones and strategic initiatives creates a performance-based compensation opportunity that furthers stockholder interests.

FISCAL 2017 MANAGEMENT INCENTIVE PLAN

For fiscal 2017, the overall design of the MIP remained unchanged from fiscal 2016, except for Company operational milestones and strategic initiatives.

FISCAL 2017 OPERATIONAL MILESTONES

The pre-established Company operational milestones for fiscal 2017 (and their respective weighting) involved:

(1)	achieving a specified level of total revenue for the fiscal year (20%);

(2)	securing new orders (30%);

(3)	achieving a specified gross margin for the fiscal year (20%);

(4)	controlling operating expenses (15%); and

(5)	enhancing fleet performance (15%).

The Compensation Committee developed target performance levels for each of these milestones that were consistent with our annual operating plan for fiscal 2017.

FISCAL 2017 STRATEGIC INITIATIVES

The pre-established Company strategic initiatives for fiscal 2017 (which were equally weighted) involved:

(a)	developing a new strategic business alliance;

(b)	executing on specified regulatory initiatives;

(c)	growing the Advanced Technology business;

(d)	executing the High Efficiency Fuel Cell program; and

(e)	completing the next phase of expansion of our manufacturing facility.

To accomplish Company operational milestones and strategic initiatives for fiscal 2017, the management team, including the NEOs, was required to achieve target performance levels which were challenging, but achievable with diligent efforts throughout the year.

Under the 2017 MIP, performance against each of the Company operational milestones was evaluated based on a range of pre-established performance levels to obtain scores ranging from 0% to a maximum of 125%.

PERFORMANCE RESULTS FOR FISCAL 2017

After the end of the fiscal year, the Compensation Committee reviewed the Company’s actual performance as measured against the operational milestones and strategic initiatives. With respect to the fiscal 2017 Company operational milestones, the Compensation Committee determined that we had achieved 100% of milestones (2) and (5) and 55% of milestone (1). We did not achieve milestones (3) or (4).

Comparing the Company’s actual performance against the range of pre-established target levels for these milestones, the Compensation Committee calculated a weighted score for each milestone, the sum of which yielded a total weighted score. The Company’s overall performance with respect to the operational milestones for fiscal 2017 resulted in a calculated aggregate weighted score of 66%.

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With respect to the fiscal 2017 Company strategic initiatives, the Compensation Committee determined that we had fully achieved initiatives (d) and (e) and 75% of initiatives (a), (b) and (c).

Comparing the Company’s actual performance against the pre-established target objectives for these initiatives, the Compensation Committee calculated a weighted score for each strategic initiative, the sum of which yielded a total weighted score. Our overall performance with respect to the strategic initiatives for fiscal 2017 resulted in a calculated weighted score of 85%.

Applying the relative weighting of each performance category (75% for the operational milestones and 25% for the strategic initiatives), the Compensation Committee determined that the blended annual incentive award payment percentage was equal to 71% of the target award levels.

ANNUAL INCENTIVE AWARD PAYMENTS FOR FISCAL 2017

After evaluating the NEOs’ overall individual performance for the year, and after considering the recommendations of the CEO, the Compensation Committee approved annual incentive award payments for the NEOs (other than our CEO) for fiscal 2017 at 77% of their target annual incentive award opportunities. The Compensation Committee also recommended, and the independent members of the Board of Directors approved, an annual incentive award payment at 73% of the target award opportunity for the CEO.

As a result, the independent members of the Board of Directors (in the case of the CEO) and the Compensation Committee determined to pay Mr. Bottone an annual incentive award in the amount of $282,000 and to pay an annual incentive award to each of the other NEOs, as follows: Mr. Bishop $125,520; Mr. Rauseo $131,497; and Ms. Arasimowicz $115,500.

The annual incentive award payments for the NEOs for fiscal 2017 are set forth in the Fiscal 2017 Summary Compensation Table on page 30 of this Proxy Statement.

FISCAL 2018 MANAGEMENT INCENTIVE PLAN

For fiscal 2018, the Compensation Committee has decided to maintain the overall design of the MIP consistent with prior years. Company operational milestones and strategic initiatives have been updated to further advance our business. The pre-established Company operational milestones for fiscal 2018 (and their respective weighting) are as follows: (1) achieve specified total revenue for the fiscal year (20%); (2) secure new orders (40%); (3) achieve a specified gross margin (20%); (4) control operating expenses (10%); and (5) enhance fleet performance (10%). The Compensation Committee has developed target performance levels for each of these milestones that are consistent with our fiscal 2018 annual operating plan.

The Compensation Committee has also established strategic initiatives for fiscal 2018 applicable to all participants including the NEOs. The pre-established Company strategic initiatives for fiscal 2018 (which are equally weighted) are as follows: (a) develop a new strategic partner; (b) execute on specified regulatory initiatives; (c) grow the Advanced Technology business; and (d) achieve specified legal and finance initiatives.

LONG-TERM INCENTIVE COMPENSATION

Each of the NEOs is eligible to receive long-term incentive compensation in the form of equity awards under the EIP and, assuming that the stockholders approve the Company’s 2018 Omnibus Incentive Plan, as described in Proposal 3 on page 43 of this Proxy Statement, will be eligible to receive long-term incentive compensation in the form of equity awards under the 2018 Omnibus Incentive Plan. These awards are intended to align a significant portion of the NEOs’ compensation with stockholders’ interests and the long-term success of the Company by providing a direct link to future earnings potential and the market value of our common stock.

The Compensation Committee, in determining the equity awards to be granted to our employees, including the NEOs, considers relevant competitive market data as well as the recommendations of the CEO and other factors, including the individual’s job scope, past performance, expected future contributions, tenure and retention risk. The Compensation Committee approves all equity awards for the NEOs, except in the case of the CEO, whose award is approved by the independent members of our Board of Directors.

Historically, the Compensation Committee has granted (or, in the case of the CEO, recommended the grant of) RSAs to key U.S. employees, including the NEOs, and RSUs to certain international employees. In 2017, to better manage the number of shares issued, the Compensation Committee determined that (i) all equity awards should be reduced by 25% as compared with prior year award values; (ii) the vesting period applicable to the 2017 annual equity awards should be set at three, rather than four, years; and (iii) the equity awards to be granted to the executive officers would be granted in the form of RSUs, which, under the terms of the EIP, would allow the vested awards to be settled in cash or shares, at the discretion of the administrator of the EIP. These awards vest over three years at a rate of 33.3% per year beginning on the first anniversary of the date of grant, with the exception of Ms. Arasimowicz’ award, which vests over four years at a rate of 25% per year beginning on the first anniversary of the date of grant.

In April 2017, the Compensation Committee considered the relevant market data, the recommendations of the CEO for the equity awards to be granted to our executives (including the other NEOs), and the other factors described above. The Compensation Committee then approved the awards as recommended and set forth in the table below. In addition, the Compensation Committee considered and recommended to the independent members of our

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Board of Directors the grant of an equity award for the CEO. Its decisions (and, in the case of the CEO, its recommendation) were based on the factors described above, as well as the Company’s overall performance for fiscal 2016 and its retention objectives. Accordingly, the following equity awards were granted to the NEOs on April 6, 2017:

	2017 Long-Term Equity Incentive Awards
Name	# Shares/ Units	Grant Date Fair Value ($)	Vesting Period	Vesting Rate Per Year
Mr. Bottone	330,500	495,750	3 years	33.3%
Mr. Bishop	175,000	262,500	3 years	33.3%
Mr. Rauseo	175,000	262,500	3 years	33.3%

As noted above, at the time of her appointment as our Senior Vice President, General Counsel and Corporate Secretary on April 6, 2017, the Board of Directors approved an equity award in the form of RSUs covering 200,000 shares of our common stock with a grant date fair value of $300,000 to Ms. Arasimowicz, which will vest over four years at the rate of 25% per year beginning on the first anniversary of the date of grant, in accordance with the terms of her employment agreement and the EIP.

The number of shares of our common stock subject to each RSU granted to each of the NEOs was based on the dollar value of the award approved for each individual by the Compensation Committee (or, in the case of the CEO, the independent members of our Board of Directors) divided by the closing market price of our common stock on the date of grant.

The equity awards granted to the NEOs in fiscal 2017 are set forth in the Fiscal 2017 Summary Compensation Table and the Fiscal 2017 Grants of Plan-Based Awards Table on pages 30 and 31, respectively, of this Proxy Statement.

EQUITY AWARD GRANT POLICY

The Compensation Committee does not re-price and has not re-priced options to purchase shares of our common stock, consistent with the EIP, which prohibits re-pricing of equity awards without stockholder approval. The grant date for each equity award is based on the date the award is approved by the Compensation Committee or the independent members of our Board of Directors, as applicable. Options to purchase shares of our common stock are granted with an exercise price equal to the closing market price of our common stock on the date of grant.

In addition, our Equity Award Grant Policy, which was amended in April 2017, includes the following key provisions: (a) all equity awards with a fair market value of more than $40,000 must be submitted to the Compensation Committee for approval; (b) all equity awards granted to executives at the level of vice president (or above) must be submitted to the Compensation Committee for approval; (c) all equity awards granted to senior managers are limited to a maximum fair market value of $40,000; and (d) all equity awards granted to executives at the level of vice president are limited to a maximum fair market value of $125,000.

OTHER COMPENSATION POLICIES

COMPENSATION RECOVERY POLICY

We maintain an Executive Compensation Recovery Policy. A description of this policy can be found on page 14 of this Proxy Statement under “Corporate Governance.”

ANTI-HEDGING POLICY

A description of our anti-hedging policy can be found on page 14 of this Proxy Statement under “Corporate Governance.”

STOCK OWNERSHIP GUIDELINES

We maintain minimum stock ownership guidelines. A description of these guidelines can be found on page 15 of this Proxy Statement under “Corporate Governance.”

TAX AND ACCOUNTING CONSIDERATIONS

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally prohibits public companies from taking a tax deduction for a taxable year for compensation in excess of $1 million paid to its covered executives. For compensation paid for the 2018 fiscal year, our covered executives were the chief executive officer and each of the other three most highly compensated executive officers (not including the chief financial officer) who were employed by a company as of the end of the year. Qualifying “performance-based compensation” was not subject to the deduction limitation if specified requirements were met. The Compensation Committee has historically reviewed the potential consequences of Section 162(m) on the components of our executive compensation program. The Compensation Committee has always reserved the discretion to grant or pay compensation that is not tax deductible as a result of the application of Section 162(m) if it believes that doing so is in the best interests of the Company and its stockholders.

As a result of changes made by the Tax Cuts and Jobs Act, starting with compensation paid in our 2019 fiscal year (the year beginning on November 1, 2018 and ending on October 31, 2019), Section 162(m) will limit us from deducting compensation, including performance-based compensation, in excess of $1 million paid to anyone who, starting with our 2018 fiscal year, serves as the chief executive officer or chief financial officer, or who is among the three most highly compensated executive officers for any fiscal year beginning with the 2018 fiscal year. The only exception to this rule is for compensation (including performance-based compensation) that is paid pursuant to a binding contract in effect on November 2, 2017, that would have otherwise been

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deductible under the prior Section 162(m) rules. Going forward, the Compensation Committee will retain full discretion to award compensation packages that best attract, retain, and reward successful executive officers. Therefore, the Compensation Committee may award compensation that is not fully deductible under Section 162(m) if the Compensation Committee believes it will contribute to the achievement of our business objectives.

We follow Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 for all stock-based awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based payment awards made to employees and directors, including stock options and full value stock awards, based on the aggregate grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables on pages 30-36 of this Proxy Statement. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based compensation awards in their income statements over the period that an executive officer is required to render service in exchange for the option or other award.

COMPENSATION RISK ASSESSMENT

In connection with its annual review of the executive compensation program, the Compensation Committee considers whether any aspects of the program encourage unnecessary or excessive risk-taking. To determine the level of risk arising from our compensation policies and practices, we periodically conduct a compensation-related risk assessment and evaluation under the oversight of the Compensation Committee. This assessment examines the compensation programs applicable to all of our employees, including, but not limited to, the NEOs. The most recent compensation risk assessment was conducted in November 2016 and since then there have been no substantive changes to our compensation programs or practices.

Based on our most recent review, the Compensation Committee has determined that the executive compensation program does not create risks that are reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, the Compensation Committee considered the following:

■	Base salaries, which represent fixed compensation, do not encourage excessive risk-taking.

■	Annual incentive awards are capped at 125% of the target award opportunities and if actual performance falls below the threshold level of 50%, awards may not be paid. Moreover, the annual incentive award opportunity represents approximately 15% to 20% of each NEO’s target total direct compensation opportunity and, thus, is not likely to lead to excessive risk-taking. The Compensation Committee believes that the annual incentive award program is based on balanced, quantitative performance measures that promote disciplined progress towards longer-term goals and, as such, are well-aligned with the business strategy and stockholder interests.

■	The long-term incentive compensation in the form of equity awards granted to our executives helps to align their interests with those of our stockholders. The Compensation Committee has identified a number of factors that discourage excessive risk-taking including: (i) the relative size of the awards as compared to each executive’s target total direct compensation opportunity; (ii) the minimum vesting requirements for awards; and (iii) our policy which prohibits hedging transactions involving shares of our common stock and prevents our executives from insulating themselves from the effects of poor stock price performance. The Compensation Committee also noted that these awards do not encourage excessive-risk taking since their ultimate value is tied to our stock price, and they are granted on a staggered basis, subject to long-term vesting schedules, which help ensure that our executives have significant value tied to long-term stock price performance.

We also grant equity awards to a significant number of employees. Like the equity awards granted to our executives, the relative size of these awards is modest compared to each employee’s target total compensation opportunity. All awards are subject to minimum vesting requirements and our policy which prohibits hedging transactions involving shares of our common stock is applicable to all grantees.

Further, the EIP, which governs the terms of such awards, includes several provisions designed to mitigate risk and protect stockholder interests, including, but not limited to, the following:

■	Options to purchase shares of our common stock and stock appreciation rights for shares of our common stock may not have an exercise or strike price that is less than the fair market value of our common stock on the date of grant;

■	The EIP requires a minimum period for ratable vesting of options, stock appreciation rights and restricted stock awards of three years(1) for all time-based awards not granted to members of our Board of Directors and one year for all performance-based awards, to the extent such awards may be paid in shares of our common stock;

■	The minimum period for vesting is subject to the discretion of the Compensation Committee under certain circumstances (for example, retirement, death, disability);

■	Material amendments of the EIP require stockholder approval;

■	The EIP is administered by an independent committee of our Board of Directors; and

■	Our Equity Award Grant Policy imposes limits on the dollar value of awards of our common stock that can be granted to any employee.

The Compensation Committee has also reviewed the compensation programs for employees generally and has determined that these programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

(1)	Historically, the actual vesting period for long-term equity incentive awards granted to our employees, including NEOs, was four years.

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FISCAL 2017 SUMMARY COMPENSATION TABLE

The following table presents summary information regarding the total compensation awarded to, earned by or paid to the NEOs for the fiscal years ended October 31, 2017, 2016, and 2015 (except for Ms. Arasimowicz for whom information is provided only with respect to the fiscal year ended October 31, 2017).

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Arthur A. Bottone	2017	428,816		495,750	282,000	3,016	1,209,582
President and Chief Executive Officer	2016	426,414	—	661,000	192,967	4,026	1,284,406
	2015	413,994	—	661,000	187,347	4,083	1,266,424
Michael S. Bishop	2017	318,392	—	262,500	125,520	4,572	710,894
Senior Vice President, Chief Financial Officer and Treasurer	2016	307,904	—	350,000	78,750	4,255	740,909
	2015	276,542	—	250,000	83,430	3,994	613,966
Jennifer D. Arasimowicz	2017	254,615	—	300,000	115,500	2,615	672,730
Senior Vice President, General Counsel and Corporate Secretary(4)

Anthony F. Rauseo	2017	333,554	—	262,500	131,497	4,933	732,484
Senior Vice President and Chief Operating Officer	2016	325,546	—	350,000	82,500	5,873	763,919
	2015	305,119	—	250,000	92,051	5,530	652,700

(1)	The amounts reported in the “Stock Awards” column reflect the aggregate grant date fair value of stock awards granted during each of the fiscal years 2017, 2016, and 2015, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“Topic 718”). These values have been determined under the principles used to calculate the grant date fair value of equity awards for purposes of our financial statements. For a discussion of the assumptions and methodologies used to value the awards reported in this column, please see the discussion of stock awards contained in Note 15 of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended October 31, 2017.

(2)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent the value of the annual incentive award payment earned by each NEO for fiscal years 2017, 2016, and 2015 under our Management Incentive Plan. The amounts reported for fiscal years 2017, 2016, and 2015 were paid in cash.

(3)	The amounts reported in the “All Other Compensation” column represent the aggregate Company contributions to the accounts of the NEOs for fiscal 2017, 2016, and 2015 under the 401(k) Plan, a tax-qualified defined contribution plan.

(4)	Ms. Arasimowicz was appointed our Senior Vice President, General Counsel and Corporate Secretary on April 6, 2017.

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FISCAL 2017 GRANTS OF PLAN-BASED AWARDS TABLE

The following table presents, for each of the NEOs, information with respect to the awards under the fiscal 2017 Management Incentive Plan and grants of long-term incentive compensation in the form of equity awards made to the NEOs in fiscal 2017.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Arthur A. Bottone
Annual Incentive Award for Fiscal 2017	—	192,967	385,934	482,418	—	—
Restricted Stock Award	4/6/2017	—	—	—	330,500	495,750
Michael S. Bishop
Annual Incentive Award for Fiscal 2017	—	81,506	163,012	203,766	—	—
Restricted Stock Award	4/6/2017	—	—	—	175,000	262,500
Jennifer D. Arasimowicz
Annual Incentive Award for Fiscal 2017	—	75,000	150,000	187,500	—	—
Restricted Stock Award	4/6/2017	—	—	—	200,000	300,000
Anthony F. Rauseo
Annual Incentive Award for Fiscal 2017	—	85,388	170,775	213,469	—	—
Restricted Stock Award	4/6/2017	—	—	—	175,000	262,500

(1)	The amounts reported in the threshold, target and maximum columns reflect the range of potential payments for fiscal 2017 that could have been made under the Management Incentive Plan in accordance with the performance measures established by the Compensation Committee. Threshold amounts represent the minimum amount payable of 50% of the target annual incentive award for each NEO. If actual performance falls below the minimum level required, then payment of an award is at the discretion of the Compensation Committee and could be zero. “Target” amounts assume achievement of 100% of our performance objectives for the fiscal year. The “maximum” amounts shown represent theoretical maximum payments that could be made, however, payout at the maximum has never been attained. The actual amount earned with respect to the fiscal 2017 annual incentive awards is reported in the Fiscal 2017 Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column. For more information, see the explanation in the Compensation Discussion and Analysis under the sub-heading “Variable Compensation”.

(2)	Amounts reported in the “All Other Stock Awards” column represent the number of restricted stock units granted to each NEO under the 2010 Amended and Restated Equity Incentive Plan. The number of restricted stock units was determined based upon the dollar value, as determined by the Compensation Committee (or, in the case of the CEO, the independent members of our Board of Directors), to be awarded to each NEO divided by the closing market price of our common stock on the date of grant.

(3)	Reflects the grant date fair value of the restricted stock units, calculated in accordance with ASC Topic 718 and utilizing the assumptions discussed in Note 15 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended October 31, 2017.

The equity awards granted to the NEOs in fiscal 2017 as reflected in the Fiscal 2017 Grants of Plan-Based Awards Table were granted pursuant to the 2010 Amended and Restated Equity Incentive Plan (also referred to herein as the EIP). These awards were made on the same terms as the awards granted to all other eligible employees. The material terms and conditions of these awards are as follows:

■	Except for the award to Ms. Arasimowicz, each award vests over three years at a rate of 33.3% per year beginning on the first anniversary of the date of grant. The award granted to Ms. Arasimowicz in connection with her promotion to Senior Vice President, General Counsel and Corporate Secretary, vests over four years at the rate of 25% per year beginning on the first anniversary of the date of grant;

■	Our Board of Directors may determine the effect on an award of the disability, death, retirement or other termination of employment of a NEO and the extent to which, and the period during which, the NEO’s legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder; and

■	The value of each award is based upon the number of shares of our common stock that could be purchased at the closing market price of our common stock on the date of grant and was calculated in accordance with ASC Topic 718.

For further information regarding the restricted stock units included in the Fiscal 2017 Grants of Plan-Based Award Table, refer to the discussion of Long-Term Incentive Compensation on page 27 of this Proxy Statement.

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OUTSTANDING EQUITY AWARDS AT 2017 FISCAL YEAR-END TABLE

The following table presents, for each of the NEOs, information with respect to the outstanding equity awards held at October 31, 2017.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Option Exercise Price ($)(2)	Option Grant Date	Option Expiration Date	Stock Award Grant Date(3)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)
Arthur A. Bottone						3/27/2014	3,227	7,067
						4/02/2015	21,685	47,490
						4/07/2016	76,980	168,586
						4/06/2017	330,500	723,795
Michael S. Bishop
	1,417	—	104.88	1/30/2008	1/30/2018
						3/27/2014	1,937	4,242
						4/02/2015	8,202	17,962
						4/07/2016	40,761	89,267
						4/06/2017	175,000	383,250
Jennifer D. Arasimowicz						4/07/2016	7,105	15,560
						4/06/2017	200,000	438,000
Anthony F. Rauseo
	2,001	—	104.88	1/30/2008	1/30/2018
						3/27/2014	2,366	5,182
						4/02/2015	8,202	17,962
						4/07/2016	40,761	89,267
						4/06/2017	175,000	383,250
(1)	Options to purchase shares of our common stock vest at a rate of 25% per year beginning on the first anniversary of the date of grant.
(2)	The option exercise price is 100% of the closing market price of our common stock on the date of grant as reported on the NASDAQ Stock Market.
(3)	Restricted stock awards typically vest at a rate of 25% per year beginning on the first anniversary of the date of grant; however, the awards granted on April 6, 2017 to Messrs. Bottone, Bishop and Rauseo vest at the rate of 33.3% per year beginning on the first anniversary of the date of grant.
(4)	The fair market value of unvested restricted stock awards is based on the per share closing market price of our common stock on October 31, 2017, which was $2.19.

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FISCAL 2017 OPTION EXERCISES AND STOCK VESTED TABLE

The following table presents, for each of the NEOs, the number of shares of our common stock acquired upon the vesting of restricted stock awards during fiscal 2017, and the aggregate value realized upon the vesting of such awards. Our NEOs did not exercise any options to purchase shares of our common stock during fiscal 2017. For purposes of this table, the value realized is based upon the fair market value of our common stock on each vesting date.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)(2)
Arthur A. Bottone	N/A	N/A	47,711	(3)	71,385
Michael S. Bishop	N/A	N/A	23,269	(4)	35,089
Jennifer D. Arasimowicz	N/A	N/A	7,120	(5)	12,472
Anthony F. Rauseo	N/A	N/A	24,688	(6)	37,076
(1)	Represents the gross number of shares acquired and value received on the vesting of restricted stock awards, without reduction for the number of shares withheld to pay applicable withholding taxes. Shares and value net of withholding are discussed in the following footnotes.
(2)	The amount reported in the “Value Realized on Vesting” column is computed by multiplying the number of shares of our common stock that vested by the closing market price of our common stock on the applicable vesting date.
(3)	Represents the vesting of the first tranche (25%) of Mr. Bottone’s April 7, 2016 award of 102,640 shares of restricted stock; the vesting of the second tranche (25%) of his April 2, 2015 award of 43,373 shares of restricted stock; the vesting of the third tranche (25%) of his March 27, 2014 award of 12,913 shares of restricted stock; and the vesting of the fourth tranche (25%) of his March 28, 2013 award of 31,915 shares of restricted stock, in accordance with the terms of each award.
(4)	Represents the vesting of the first tranche (25%) of Mr. Bishop’s April 7, 2016 award of 54,348 shares of restricted stock; the vesting of the second tranche (25%) of his April 2, 2015 award of 16,405 shares of restricted stock; the vesting of the third tranche (25%) of his March 27, 2014 award of 7,748 shares of restricted stock; and the vesting of the fourth tranche (25%) of his March 28, 2013 award of 14,575 shares of restricted stock, in accordance with the terms of each award.
(5)	Represents the vesting of the first tranche (25%) of Ms. Arasimowicz’s April 7, 2016 award of 9,473 shares of restricted stock; the vesting of the second, third and fourth tranches (25% each) of her April 2, 2015 award of 4,003 shares of restricted stock; the vesting of the third and fourth tranches (25% each) of her March 27, 2014 award of 896 shares of restricted stock; and the vesting of the fourth tranche (25%) of her January 31, 2014 award of 1,457 shares of restricted stock, in accordance with the terms of each award. Each of these awards was granted to Ms. Arasimowicz prior to her appointment as our Senior Vice President, General Counsel and Corporate Secretary in April 2017 and, therefore, was eligible for accelerated vesting as a result of the decision of our Board of Directors on November 21, 2016 to accelerate such vesting for awards held by our employees generally.
(6)	Represents the vesting of the first tranche (25%) of Mr. Rauseo’s April 7, 2016 award of 54,348 shares of restricted stock; the vesting of the second tranche (25%) of his April 2, 2015 award of 16,405 shares of restricted stock; the vesting of the third tranche (25%) of his March 27, 2014 award of 9,470 shares of restricted stock; and the vesting of the fourth tranche (25%) of his March 28, 2013 award of 18,529 shares of restricted stock, in accordance with the terms of each award.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL AND SEVERANCE

Each of the NEOs have employment agreements with the Company, under which they are eligible to receive certain severance payments and benefits in connection with a termination of employment under various circumstances, including following a change of control of the Company.

In reporting the estimated potential payments and benefits payable to each NEO in the event of termination of employment as of October 31, 2017, we assumed the terms of these agreements were applicable. The actual amounts that would be paid or distributed to the NEOs as a result of one of the termination events occurring in the future may be different than those presented below as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the NEO’s base salary and the market price of our common stock. In addition, although we have entered into written arrangements to provide severance payments and benefits to the NEOs in connection with a termination of employment under particular circumstances, we may mutually agree with the NEOs on severance terms that vary from those provided in these pre-existing agreements. Finally, in addition to the amounts presented below, each NEO would also be able to exercise any previously-vested options to purchase shares of our common stock that s/he held. For more information about the NEOs’ outstanding equity awards as of October 31, 2017, see the Outstanding Equity Awards at 2017 Fiscal Year-End Table above.

In addition to the severance payments and benefits described in each NEO’s individual employment agreement, these executive officers are eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans and policies.

MR. BOTTONE

On February 8, 2011, we entered into an employment agreement with Mr.  Bottone upon his promotion to President and Chief Executive Officer, which was subsequently amended effective as of January 1, 2012 (as amended, the “CEO Agreement”). The CEO Agreement specifies the reasons pursuant to which his employment may be terminated by our Board of Directors and provides him with certain compensation and benefits upon termination of employment (including in connection with a change

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in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The CEO Agreement also sets forth the terms and conditions of employment for Mr. Bottone including his initial base salary, which is to be reviewed at least annually by our Board of Directors, and target annual incentive award opportunity. Mr. Bottone is also eligible to participate in the insurance plans and other employee benefits as may be generally available to our other employees. The CEO Agreement contains non-disclosure provisions that apply indefinitely and prohibit Mr. Bottone from competing with the Company and from soliciting our employees, in each case, during the term of his employment and for a period of two years thereafter.

In the event Mr.  Bottone’s employment is terminated by the Company without cause or he resigns for good reason (as defined in the CEO Agreement), subject to his execution of a general release of claims against the Company, he is eligible to receive a severance payment in an amount equal to two times (i) his then-current annual base salary as of the date of termination plus (ii) the average of the bonuses paid to him since the effective date of his employment agreement, as well as payment for continued health insurance for 12 months (or 18 months if the termination (without cause or for good reason) occurs in connection with a change in control of the Company). In the event of termination of Mr. Bottone’s employment by the Company for any other reason (including death or disability), we will only pay Mr. Bottone any base salary and vacation accrued but as yet unpaid on the effective date of such termination and any vested and accrued benefits under our employee benefit plans. Mr. Bottone’s outstanding and unvested options to purchase shares of our common stock and restricted stock awards accelerate and immediately vest upon a change of control of the Company. Mr. Bottone’s CEO Agreement provides that, if he receives any payments in connection with a change of control of the Company that would constitute excess parachute payments that are subject to excise taxes under Section 4999 of the Code, (i) if such payments do not exceed four times his base amount (as defined in Section 280G of the Code), then such payments will be reduced to an amount that would not trigger any excise taxes and (ii) if such payments exceed four times his base amount and he is subject to excise taxes, the Company will provide a tax gross up payment for all income and excise taxes such that Mr. Bottone receives a net amount equal to such payments.

The following table sets forth the potential (estimated) payments and benefits to which Mr. Bottone would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the CEO Agreement assuming that the triggering event described below occurred on October 31, 2017.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. BOTTONE

Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	N/A	N/A	N/A
Restricted Shares(3)(4)	N/A	N/A	946,938
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	28,147	—	42,221
Severance payment(6)	1,264,236	—	1,264,236
TOTAL	1,292,383	—	2,253,395
(1)	For purposes of this analysis, we have assumed that Mr. Bottone’s compensation is as follows: a base salary equal to $428,816, annual incentive award payments paid for fiscal 2011 in the amount of $161,500, for fiscal 2012 in the amount of $230,706, for fiscal 2013 in the amount of $247,212, for fiscal 2014 in the amount of $200,079, for fiscal 2015 in the amount of $187,347, and for fiscal 2016 in the amount of $192,967, and outstanding restricted stock awards as reflected in the Outstanding Equity Awards at 2017 Fiscal Year-End Table, on page 32 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the independent members of our Board of Directors, effective January 1, 2012.
(2)	Assumes Mr. Bottone’s date of termination of employment was October 31, 2017. The market price of our common stock on October 31, 2017 was $2.19 per share. In addition, we have assumed that the total payments and benefits to Mr. Bottone in connection with a change in control of the Company would not trigger any excise taxes under Section 4999 of the Code, and therefore, no tax gross up payment is due to Mr. Bottone and would not require any reduction.
(3)	The CEO Agreement provides for accelerated vesting of Mr. Bottone’s outstanding and unvested options to purchase shares of our common stock and restricted stock awards upon a change in control of the Company. Assuming a change in control occurred on October 31, 2017, Mr. Bottone would receive accelerated vesting of 432,392 shares of restricted stock. As of October 31, 2017, Mr. Bottone had no options to purchase shares of our common stock outstanding.
(4)	The value of the restricted stock awards on October 31, 2017 is based on 432,392 shares outstanding at $2.19 per share that had not vested.
(5)	Mr. Bottone is eligible to receive payment of continued health insurance for a period of 12 months upon termination of employment without cause or resignation for good reason and 18 months if termination of employment without cause or resignation for good reason occurs in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2017.
(6)	Mr. Bottone is eligible to receive a severance payment equal to two times (i) his base salary plus (ii) a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our President and Chief Executive Officer.

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MESSRS. BISHOP AND RAUSEO AND MS. ARASIMOWICZ

We entered into employment agreements (the “Other NEO Agreements”) with Messrs. Bishop and Rauseo (effective January 1, 2012), and with Ms. Arasimowicz (effective April 6, 2017), which specify the reasons pursuant to which their employment may be terminated and provide them with certain compensation and benefits upon termination of employment (including in connection with a change in control of the Company). We believe that these provisions help ensure the Company’s long-term success. The Other NEO Agreements set forth the terms and conditions of their employment including the initial annual base salary and target annual incentive award opportunity, which is equal to 50% of base salary and payable in accordance with the terms of the Management Incentive Plan described on page 26 of this Proxy Statement. Our NEOs are also eligible to participate in insurance plans and other employee benefits as may be generally available to our other employees.

In the event Ms. Arasimowicz’s or Messrs. Bishop or Rauseo’s employment is terminated by the Company without cause, or any of them resigns for “good reason” (as defined in his/her applicable agreement), he/she is eligible to receive a severance payment in an amount equal to six months of his/her then-current annual base salary as of the date of termination, as well as payment for continued health insurance for six months. In the event that Mr. Bishop, Mr. Rauseo or Ms. Arasimowicz is terminated by the Company without cause or resigns for good reason in connection with a change in control of the Company, his/her outstanding and unvested options to purchase shares of our common stock and restricted stock awards accelerate and immediately vest. In addition, each of them is eligible to receive a severance payment in an amount equal to one year of his/her base salary as of the date of termination plus the average of the bonuses paid to him/her since his/her appointment as an executive officer of the Company as well as payment for continued health insurance for 12 months. In the event of termination of employment by the Company for any other reason (including death or disability), we will only be required to pay him/her any base salary and vacation accrued but as yet unpaid as of the effective date of such termination.

The following tables set forth the potential (estimated) payments and benefits which Ms.  Arasimowicz and Messrs. Bishop and Rauseo would be eligible to receive upon termination of employment (including in connection with a change in control of the Company), as specified under the applicable Other NEO Agreements, assuming that the triggering event described below occurred on October 31, 2017.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. BISHOP

Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	N/A	N/A	N/A
Restricted Shares(3)(4)	N/A	N/A	494,721
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	12,298	—	24,595
Severance payment(6)	163,013	—	407,031
TOTAL	175,311	—	926,347
(1)	For purposes of this analysis, we have assumed that Mr. Bishop’s compensation is as follows: a base salary equal to $315,000, annual incentive award payments paid for fiscal 2011 in the amount of $59,850, for fiscal 2012 in the amount of $79,835, for fiscal 2013 in the amount of $89,670, for fiscal 2014 in the amount of $94,500, for fiscal 2015 in the amount of $83,430, and for fiscal 2016 in the amount of $78,750 and outstanding restricted stock awards as reflected in the Outstanding Equity Awards at 2017 Fiscal Year-End Table, on page 32 of this Proxy Statement. These amounts reflect the terms of his compensation arrangements as approved by the Compensation Committee, effective January 1, 2012.
(2)	Assumes Mr. Bishop’s date of termination of employment was October 31, 2017. The market price of our common stock on October 31, 2017 was $2.19 per share.
(3)	Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Mr. Bishop is to receive accelerated vesting of his outstanding and unvested options to purchase shares of our common stock and restricted stock awards. As of October 31, 2017, Mr. Bishop held 225,900 unvested shares of restricted stock and all of Mr. Bishop’s options to purchase shares of our common stock held were fully vested and “out-of-the-money.”
(4)	The value of the restricted stock awards on October 31, 2017 is based on 225,900 shares at $2.19 per share that had not vested.
(5)	Mr. Bishop is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2017.
(6)	In the event Mr. Bishop’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Financial Officer.

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POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MS. ARASIMOWICZ

Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	N/A	N/A	N/A
Restricted Shares(3)(4)	N/A	N/A	453,560
Payment for annual incentive award
Continued Health Insurance Premiums(5)	14,074		28,147
Severance payment(6)	150,000		300,000
TOTAL	164,074	—	781,707

(1)	For purposes of this analysis, we have assumed that Ms. Arasimowicz’s compensation is as follows: a base salary equal to $300,000 and outstanding restricted stock awards as reflected in the Outstanding Equity Awards at 2017 Fiscal Year-End Table, on page 32 of this Proxy Statement. These amounts reflect the terms of her compensation arrangements as approved by the Compensation Committee, effective April 6, 2017.
(2)	Assumes Ms. Arasimowicz’s date of termination of employment was October 31, 2017. The market price of our common stock on October 31, 2017 was $2.19 per share.
(3)	Assuming termination of employment without cause or resignation for good reason in connection with a change in control of the Company, Ms. Arasimowicz is to receive accelerated vesting of her outstanding and unvested options to purchase shares of our common stock and restricted stock awards. As of October 31, 2017, Ms. Arasimowicz held 207,105 unvested shares of restricted stock. As of October 31, 2017, Ms. Arasimowicz did not hold any options to purchase shares of our common stock.
(4)	The value of the restricted stock awards on October 31, 2017 is based on 207,105 shares at $2.19 per share that had not vested.
(5)	Ms. Arasimowicz is eligible to receive payment of continued health insurance for a period of six months in the event her employment is terminated without cause or she resigns for good reason and 12 months if her employment is terminated without cause or she resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2017.
(6)	In the event Ms. Arasimowicz’s employment is terminated without cause or she resigns for good reason, she is eligible to receive a severance payment equal to six months of her base salary. In the event her employment is terminated without cause or she resigns for good reason in connection with a change in control of the Company, she is eligible for 12 months of her base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to her since her promotion to Senior Vice President, General Counsel and Corporate Secretary.

POTENTIAL PAYMENTS AND BENEFITS UPON A TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE COMPANY FOR MR. RAUSEO

Executive Payments and Benefits(1)	Termination without Cause or Resignation for Good Reason ($)(2)	Death or Disability ($)(2)	Following Change in Control of the Company ($)(2)
Accelerated vesting:
Stock options(3)	N/A	N/A	N/A
Restricted Shares(3)(4)	N/A	N/A	495,661
Payment for annual incentive award	—	—	—
Continued Health Insurance Premiums(5)	9,234	—	18,468
Severance payment(6)	170,775	—	432,931
TOTAL	180,009	—	947,060

(1)	For purposes of this analysis, we have assumed that Mr. Rauseo’s compensation is as follows: a base salary equal to $330,000, annual incentive award payments paid for fiscal 2011 in the amount of $74,100, for fiscal 2012 in the amount of $94,220, for fiscal 2013 in the amount of $101,213, for fiscal 2014 in the amount of $104,200, for fiscal 2015 in the amount of $92,051, and for fiscal 2016 in the amount of $82,500, and outstanding restricted stock awards as reflected in the Outstanding Equity Awards at 2017 Fiscal Year-End Table, on page 32 of this Proxy Statement. These amounts reflect the terms of his compensation package approved by the Compensation Committee, effective January 1, 2012.
(2)	Assumes Mr. Rauseo’s date of termination of employment was October 31, 2017. The market price of our common stock on October 31, 2017 was $2.19 per share.
(3)	Assuming termination without cause or resignation for good reason in connection with a change in control of the Company, Mr. Rauseo is to receive accelerated vesting of his outstanding and unvested options to purchase shares of our common stock and restricted stock awards upon a change in control of the Company. As of October 31, 2017, Mr. Rauseo held 226,329 unvested shares of restricted stock and all of Mr. Rauseo’s options to purchase shares of our common stock were fully vested and “out-of-the-money.”
(4)	The value of the restricted stock awards on October 31, 2017 is based on 226,329 shares at $2.19 per share that had not vested.
(5)	Mr. Rauseo is eligible to receive payment of continued health insurance for a period of six months in the event his employment is terminated without cause or he resigns for good reason and 12 months if his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company. The value of continued health insurance is based on the medical and dental insurance rates in effect for all employees of the Company as of October 31, 2017.
(6)	In the event Mr. Rauseo’s employment is terminated without cause or he resigns for good reason, he is eligible to receive a severance payment equal to six months of his base salary. In the event his employment is terminated without cause or he resigns for good reason in connection with a change in control of the Company, he is eligible for 12 months of his base salary plus a bonus payment for the severance period equal to the average of the bonuses awarded to him since his appointment as our Chief Operating Officer.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

The Compensation Committee periodically reviews Director compensation. In recommending the current Director compensation program to our Board of Directors, the Compensation Committee was guided by the following principles: compensation should fairly pay the non-employee Directors, compensation should align the interests of our non-employee Directors with the long-term interests of our stockholders and the structure of the compensation should be simple, transparent and easy for stockholders to understand.

The compensation of the non-employee Directors includes both cash and equity. Our non-employee Directors receive an annual retainer and committee member and chair fees. They may elect to receive these fees in cash, shares of the Company’s common stock or options to purchase shares of the Company’s common stock. In addition, the non-employee Directors also receive compensation in the form of an equity award. The following is a description of the components of the Director compensation program during fiscal 2017.

NEW BOARD MEMBERS

Upon election to the Board of Directors, a non-employee Director has historically been granted a non-qualified option to purchase 3,333 shares of the Company’s common stock. The value of each award is based upon the closing market price of the Company’s common stock on the date of grant.

ANNUAL DIRECTOR COMPENSATION

The standard fee arrangements for the non-employee Directors include:

■	a retainer of $30,000 per year for service as a Director; and

■	committee fees based upon the expected number of meetings and level of activity during the year.

Non-Chair committee fees are $5,000 for the first committee of which a non-employee Director is a member and $2,500 for each additional committee of which he or she is a member.

Chair committee fees are $12,500 for the Compensation, Audit and Finance, Executive, and Nominating and Corporate Governance Committees.

The non-employee Chairman of the Board receives a fee of $20,000 annually. A Director will receive pro-rated fees if he or she does not finish his or her then-current term as a Director.

In addition to the fees described above, the non-employee Directors receive an equity award valued at $28,000 on the date of the Company’s annual stockholder meeting, which may be delivered in the form of shares of the Company’s common stock or an option to purchase shares of the Company’s common stock (at the election of the director). These awards vest over the course of the twelve-month service period commencing with the date of each annual stockholder meeting.

If a non-employee Director chooses to receive his or her equity award or his or her Director fees in the form of an option to purchase shares of the Company’s common stock, the total number of shares of common stock subject to the option is based on a Black-Scholes calculation as determined on or about the date of the annual stockholder meeting. The exercise price of any options will be equal to the closing market price of the Company’s common stock on such date. These options vest at the rate of 25% per fiscal quarter from the date of grant.

DIRECTORS DEFERRED COMPENSATION PLAN

Pursuant to our Directors Deferred Compensation Plan, non-employee Directors may elect to defer until a predetermined date or until they leave the Board of Directors receipt of all or a portion of their fees, whether paid in cash or common stock. The election to defer receipt of all or a portion of their fees must be made by a non-employee Director prior to December 31st of each calendar year or, with respect to a newly-eligible Director, within 30 days after he or she becomes eligible to participate in the Directors Deferred Compensation Plan.

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REIMBURSEMENT OF EXPENSES

We reimburse the non-employee Directors for reasonable expenses incurred in connection with the performance of their duties as members of the Board of Directors.

FISCAL 2017 NON-EMPLOYEE DIRECTOR COMPENSATION

The following table sets forth the total compensation earned by non-employee Directors during the fiscal year ended October 31, 2017.

Name of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)	Total ($)(4)
James Herbert England	45,000	—	28,000	—	73,000
Mathew F. Hilzinger	—	73,000	—	—	73,000
John A. Rolls	—	—	85,500	—	85,500
Christopher Sotos(5)	—	—	—	—	—
Natica von Althann	40,000	28,000	—	—	68,000
Togo Dennis West, Jr.	40,000	28,000	—	—	68,000

The following table describes the total compensation earned by non-employee Directors during the fiscal year ended October 31, 2017, categorized by type of consideration earned.

Name of Director	Annual Equity Award ($)	Annual Retainer Fees ($)	Committee Participation Fees ($)	Total ($)(4)
James Herbert England(6)	28,000	30,000	15,000	73,000
Mathew F. Hilzinger(7)	28,000	30,000	15,000	73,000
John A. Rolls(8)	28,000	30,000	27,500	85,500
Christopher Sotos(5)	—	—	—	—
Natica von Althann(9)	28,000	30,000	10,000	68,000
Togo Dennis West, Jr.(10)	28,000	30,000	10,000	68,000

(1)	The amounts reported represent the aggregate grant date fair value of the stock option and stock awards granted in fiscal year 2017 determined in accordance with FASB ASC Topic 718. Additional information about the assumptions that we used in valuing these awards is set forth in our Annual Report on Form 10-K in Note 15 to the Notes to Consolidated Financial Statements for our fiscal year ended October 31, 2017. Stock awards to directors are unrestricted shares of common stock that are not subject to any vesting provisions.
(2)	The options to purchase shares of our common stock granted to our non-employee Directors vest at a rate of 25% per quarter from date of grant.
(3)	As of October 31, 2017, the options to purchase shares of our common stock granted to our non-employee Directors for the 2017 service period were 75% vested.
(4)	The amount reported represents the aggregate dollar amount of all fees and other remuneration earned for services as a non-employee Director, including annual retainer fees, committee and/or chair fees and equity awards.
(5)	Mr. Sotos is President and Chief Executive Officer of NRG Yield Inc. Mr. Sotos does not receive compensation in connection with his service as a Director. Mr. Sotos is entitled to receive reimbursement for reasonable expenses incurred in connection with the performance of his duties as a Director.
(6)	Mr. England had 57,260 stock options outstanding as of October 31, 2017.
(7)	Mr. Hilzinger had 1,668 stock options outstanding as of October 31, 2017.
(8)	Mr. Rolls had 137,398 stock options outstanding as of October 31, 2017.
(9)	Ms. von Althann had 1,668 stock options outstanding as of October 31, 2017.
(10)	Mr. West had 12,521 stock options outstanding as of October 31, 2017.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of January 31, 2018 with respect to: (a) each of our Directors; (b) each of our named executive officers named in the Summary Compensation Table under the heading “Executive Compensation” on page 30 of this Proxy Statement; (c) all of our Directors and executive officers as a group; and (d) the stockholders known to us who beneficially own more than 5% of the outstanding common stock of the Company.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and dispositive power with respect to all shares of common stock they beneficially own. Applicable percentage ownership is based on 77,602,110 shares of common stock outstanding on January 31, 2018. In computing the number of shares of common stock beneficially owned by a person and the applicable percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of January 31, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than one percent is denoted with an asterisk (“*”).

Unless indicated otherwise the address of each holder is in care of FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810.

Name	Position	Number of Shares Beneficially Owned(1)	Percentage Beneficially Owned
Arthur A. Bottone	President and Chief Executive Officer; Director	198,592	*
Jennifer D. Arasimowicz	Senior Vice President, General Counsel and Corporate Secretary	11,537	*
Michael S. Bishop	Senior Vice President, Chief Financial Officer and Treasurer	96,170	*
Anthony F. Rauseo	Senior Vice President and Chief Operating Officer	110,047	*
James Herbert England	Director(2)	81,517	*
Matthew F. Hilzinger	Director(3)	64,068	*
John A. Rolls	Director(4)	238,063	*
Christopher S. Sotos	Director(5)	—	*
Natica von Althann	Director(6)	24,683	*
Togo Dennis West, Jr.	Director(7)	38,404	*
Hudson Bay Capital Management LP	N/A(8)	6,905,549	8.90%
ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP	(10 PERSONS)	863,081	1.11%

*	Less than one percent.
(1)	Unless otherwise noted, each person identified possesses sole voting and investment power with respect to the shares listed.
(2)	Mr. England, by virtue of being a director of Enbridge Inc., may be deemed to beneficially own 15,166 shares of common stock which are issuable upon conversion of the FuelCell Energy, Inc. Ltd. Series 1 Preferred Shares held by Enbridge Inc. Mr. England’s shareholdings include options to purchase 57,260 shares of common stock, which are currently exercisable.
(3)	Mr. Hilzinger’s shareholdings include options to purchase 1,668 shares of common stock.
(4)	Mr. Rolls’ shareholdings include options to purchase 137,397 shares of common stock, which are currently exercisable.
(5)	Mr. Sotos is President and Chief Executive Officer of NRG Yield Inc. and our Board of Directors has determined that he is not an independent Director. Mr. Sotos does not receive compensation in connection with his service as a Director.
(6)	Ms. von Althann’s shareholdings include options to purchase 1,668 shares of common stock, which are currently exercisable.
(7)	Secretary West’s shareholdings include options to purchase 9,187 shares of common stock, which are currently exercisable.
(8)	The number of shares beneficially owned set forth in the table is as of December 31, 2017, as reported by Hudson Bay Capital Management LP and Mr. Sander Gerber (together, “Hudson Bay”) in a Schedule 13G filed with the SEC on February 2, 2018. The address for Hudson Bay is 777 Third Avenue, 30th Floor, New York, NY 10017. Hudson Bay directly controls Hudson Bay Master Fund Ltd. (“Master Fund”) and Master Fund directly controls Tech Opportunities LLC. Pursuant to the terms of certain warrants exercisable for shares of common stock of the Company held by Master Fund, Master Fund cannot exercise such rights if Hudson Bay would beneficially own, after such exercise, more than 4.99% of the outstanding shares of common stock (the “4.99% Blocker”). Pursuant to the terms of the shares of convertible preferred stock held by Tech Opportunities LLC, Hudson Bay cannot convert such shares of convertible preferred stock if Hudson Bay would beneficially own, after such conversion, more than 8.99% of the outstanding shares of common stock (the “8.99% Blocker” and together with the 4.99% Blocker, the “Blockers”). Consequently, according to Hudson Bay’s Schedule 13G, Hudson Bay is not able to exercise or convert all of the warrants and the shares of convertible preferred stock due to the Blockers. Hudson Bay does not have sole voting or dispositive power with respect to any shares of common stock. Hudson Bay has shared voting and dispositive power with respect to 6,905,549 shares of common stock. Mr. Gerber disclaims beneficial ownership of these securities.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s officers, Directors and persons who own more than ten percent of the issued and outstanding shares of the Company’s common stock to file reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish copies of all Section 16(a) forms to the Company. To our knowledge, based solely on a review of the copies of such reports furnished to us and on written representations that no other reports were required, all filings for the fiscal year ended October 31, 2017 were made on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company’s policy that related-party transactions are reviewed to ensure that the terms of such transactions are no less favorable to the Company than it could have obtained from an unaffiliated third party. The Audit and Finance Committee reviews each related party transaction and any modification thereto and consults with management and legal counsel, to ensure that such transactions are effected and in conformity with applicable legal requirements and the Company’s Code of Ethics, as well as with the Company’s independent auditors to ensure proper disclosure in SEC filings.

ENBRIDGE INC.

Mr. England is a director of Enbridge.

Enbridge transports and distributes energy across North America through the employment of more than 6,000 people in Canada and the United States. Enbridge is headquartered in Toronto, Canada and is publicly held, trading on the Canadian stock exchange under the symbol ENB.

In connection with our acquisition of Global Thermoelectric Inc. in November 2003, we acquired a Preferred Share obligation relating to 1,000,000 Class A Cumulative Redeemable Exchangeable Preferred Shares (the “Series 1 Preferred Shares”) held by Enbridge, Inc., which were issued by our Canadian subsidiary, FCE FuelCell Energy Ltd. (“FCE Ltd.”).

On March 31, 2011 and April 1, 2011, the Company entered into agreements with Enbridge to modify the provisions of the Series 1 Preferred Shares of FCE Ltd. Consistent with the previous Series 1 Preferred Share agreement, the Company continues to guarantee the return of principal and dividend obligations of FCE Ltd. to the holders of Series 1 Preferred Shares under the modified agreement.

The terms of the Series 1 Preferred Shares require (i) annual dividend payments of Cdn. $500,000 and (ii) annual return of capital payments of Cdn. $750,000 to Enbridge. These payments commenced on March 31, 2011 and will end on December 31, 2020. Dividends accrue at a 1.25% quarterly rate on the unpaid principal balance, and additional dividends will accrue on the cumulative unpaid dividends (inclusive of the Cdn. $12.5 million unpaid dividend balance as of the modification date) at a rate of 1.25% per quarter, compounded quarterly. On December 31, 2020, the amount of all accrued and unpaid dividends on the Series 1 Preferred Shares of Cdn. $21.1 million and the balance of the principal redemption price of Cdn. $4.4 million shall be paid to the holders of the Series 1 Preferred Shares. FCE Ltd. has the option of making dividend payments in the form of common stock or cash under the terms of the Series 1 Preferred Shares.

The Company made its scheduled payments for (i) annual dividend payments of Cdn. $500,000 and (ii) annual return of capital payments of Cdn. $750,000 to Enbridge during fiscal 2017. The Company also recorded interest expense, which reflects the amortization of the fair value discount of approximately Cdn. $2.4 million. As of October 31, 2017, the carrying value of the Series 1 Preferred Shares was Cdn. $19.4 million.

In addition to the above, the significant terms of the Series 1 Preferred Shares include the following:

■	Voting Rights – The holders of the Series 1 Preferred Shares are not entitled to any voting rights.
■	Dividends – Dividend payments can be made in cash or common stock of the Company, at the option of FCE Ltd., and if common stock is issued it may be unregistered. If FCE Ltd. elects to make such payments by issuing common stock of the Company, the number of common shares is determined by dividing the cash dividend obligation by 95% of the volume average price in U.S. dollars at which board lots of the common shares have been traded on NASDAQ during the 20 consecutive trading days preceding the end of the calendar quarter for which such dividend in common shares is to be paid converted into Canadian dollars using the Bank of Canada’s noon rate of exchange on the day of determination.
■	Redemption – The Series 1 Preferred Shares are redeemable by FCE Ltd. for Cdn. $25.00 per share less any amounts paid as a return of capital in respect of such share plus all unpaid dividends and accrued interest. Holders of the Series 1 Preferred Shares do not have any mandatory or conditional redemption rights.
■	Liquidation or Dissolution – In the event of the liquidation or dissolution of FCE Ltd., the holders of Series 1 Preferred Shares will be entitled to receive Cdn. $25.00 per share less any amounts paid as a return of capital in respect of such share plus all unpaid dividends and accrued interest. The Company has guaranteed any liquidation obligations of FCE Ltd.

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■	Exchange Rights – A holder of Series 1 Preferred Shares has the right to exchange such shares for fully paid and non-assessable common stock of the Company at the following exchange prices (after giving effect to the December 3, 2015 reverse stock split):

■	Cdn. $1,664.52 per share of our common stock after July 31, 2015 until July 31, 2020; and
■	at any time after July 31, 2020, at a price equal to 95% of the then current market price (in Cdn.$) of shares of our common stock at the time of conversion.

For example, assuming the holder of the Series 1 Preferred Shares exercises its conversion rights after July 31, 2020 and assuming our common stock price is $2.19 (our common stock closing price on October 31, 2017) and an exchange rate of U.S. $1.00 to Cdn. $1.29 (exchange rate on October 31, 2017) at the time of conversion, we would be required to issue approximately 1,657,928 shares of our common stock.

During fiscal year 2017, the Company did not recognize any revenue from Enbridge.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information with respect to the Company’s equity compensation plans as of the end of the fiscal year ended October 31, 2017.

Plan Category	Number of Common Shares to be issued upon exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans
Plans approved by stockholders:
Equity incentive plans(1)	309,950	23.81	229,779
Employee stock purchase plan	-	-	70
TOTAL	309,950	23.81	229,849

(1)	Includes the Company’s 1998, 2006 and 2010 Equity Incentive Plans.

AUDIT AND FINANCE COMMITTEE REPORT

During fiscal year 2017, the Audit and Finance Committee of the Board reviewed the quality and integrity of the Company’s consolidated financial statements, the effectiveness of its system of internal control over financial reporting, its compliance with legal and regulatory requirements, the qualifications and independence of KPMG LLP, its independent registered public accounting firm, the performance of KPMG LLP and other significant audit matters.

In performing its responsibilities, the Audit and Finance Committee has reviewed and discussed with management and KPMG LLP, the audited consolidated financial statements for the year ended October 31, 2017 and KPMG LLP’s evaluation of the Company’s internal control over financial reporting as of October 31, 2017. The Audit and Finance Committee has also discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, Public Company Accounting Oversight Board (“PCAOB”), and Rule 2-07 of Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended.

Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communication with the Audit and Finance Committee concerning independence, the Audit and Finance Committee received written disclosure from the independent registered public accounting firm, and discussed with the auditors their independence. The Audit and Finance Committee has concluded that KPMG LLP’s independence had not been impaired.

Based on the review and discussions noted above, the Audit and Finance Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 and be filed with the U.S. Securities and Exchange Commission.

Submitted by:

Audit and Finance Committee

Matthew F. Hilzinger (Chair)
John Rolls
James Herbert England
Natica von Althann

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

KPMG LLP

	2017 ($)	2016 ($)
Audit Fees	565,000	650,000
Audit Related Fees	170,000	70,000
Tax Fees	—	8,129
All Other Fees	—	36,827
TOTAL	735,000	764,956

AUDIT FEES

Audit fees include the aggregate fees billed for the audit of the Company’s annual consolidated financial statements, the effectiveness of internal controls over financial reporting, reviews of each of the quarterly consolidated financial statements included in the Company’s Forms 10-Q, and services related to SEC filing matters.

AUDIT-RELATED FEES

Audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2017 represent services provided in connection with SEC registration statements, services provided in conjunction with equity offerings, and services provided in connection with a statutory filing.

The audit-related fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2016 were related to services provided in connection with SEC registration statements and equity offerings.

TAX FEES

The aggregate tax fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2016 related to tax due diligence services.

OTHER FEES

The aggregate other fees billed to the Company by KPMG LLP for the fiscal year ended October 31, 2016 related to due diligence advisory services.

As set forth in its charter, it is the policy of our Audit and Finance Committee to pre-approve all audit and non-audit services provided by KPMG LLP. Our Audit and Finance Committee has considered whether the provision of KPMG LLP’s services other than for the annual audit and quarterly reviews is compatible with its independence and has concluded that it is.

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OTHER PROPOSALS

PROPOSAL 2	RATIFICATION OF SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2018

The Audit and Finance Committee of the Board has selected KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018. KPMG LLP was our independent registered public accounting firm for the fiscal year ended October 31, 2017.

KPMG LLP representatives are expected to attend the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

We are asking our stockholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2018. Although ratification is not required by our by-laws or otherwise, the Board is submitting the selection of KPMG LLP to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit and Finance Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE SELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING OCTOBER 31, 2018.

PROPOSAL 3	ADOPTION OF THE FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN

GENERAL DESCRIPTION OF PROPOSAL

The Board is asking stockholders to approve the FuelCell Energy, Inc. 2018 Omnibus Incentive Plan (the “2018 Plan”), including the authority to issue 4,000,000 shares of our common stock (the “Shares”) under the 2018 Plan. On February 7, 2018, the Board approved the 2018 Plan, subject to stockholder approval of the 2018 Plan at the Annual Meeting. Upon stockholder approval, this 2018 Plan will be the only plan under which equity compensation may currently be awarded to our executives, non-employee Directors, consultants and advisors, and other employees. Equity awards are also currently outstanding under the 2010 FuelCell Energy, Inc. Equity Incentive Plan (which is also referred to in this Proxy Statement as the “EIP”). Awards currently outstanding under such plan will remain outstanding under that plan in accordance with their terms.

We believe that adoption of the 2018 Plan is necessary in order to allow us to continue to use equity awards as part of our ongoing compensation strategy for our executives, non-employee Directors and other employees. Awards under the 2018 Plan will support the creation of long-term value and returns for our stockholders.

The purpose of the 2018 Plan is to promote the best interests of the Company and our stockholders by providing key employees, consultants and non-employee Directors with an opportunity to acquire Shares or receive monetary payments. The 2018 Plan is intended to promote management continuity and increased incentive and personal interest in the welfare of the Company by those key employees who are primarily responsible for shaping and carrying out our long-range plans and securing our continued growth and financial success. In addition, by encouraging stock ownership by non-employee Directors, we seek to attract and retain highly competent Board members and to provide a further incentive to serve as a Director.

The 2018 Plan includes provisions designed to protect stockholder interests and promote effective corporate governance including:

■	The number of shares available for issuance under the 2018 Plan does not adjust based upon the number of outstanding shares of common stock;

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■	Stock options and stock appreciation rights may not be priced at less than the fair market value of common stock on the grant date;

■	Certain limits on annual awards to non-employee Directors;

■	Re-pricing of stock options and stock appreciation rights is prohibited and any such action would require stockholder approval;

■	The 2018 Plan requires a vesting period of one year for all awards granted under the 2018 Plan;

■	Material amendments of the 2018 Plan require stockholder approval; and

■	That the 2018 Plan is administered by an independent committee of our Board of Directors.

The recently revised Section 162(m) of the Code (“Section 162(m)”) imposes a $1 million limit on the amount that a public company may deduct for compensation paid to anyone who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016.

If the 2018 Plan is approved by our stockholders, the 2018 Plan will become effective on April 5, 2018 (the “Effective Date”). If our stockholders do not approve the 2018 Plan, there are insufficient shares available under the EIP to make grants to new and continuing employees and non-employee Directors. In that event, the Compensation Committee would be required to revise its compensation philosophy and create other non-equity related compensation programs to attract, retain and compensate executives, non-employee Directors and other key employees.

SUMMARY OF THE MATERIAL PROVISIONS OF THE 2018 OMNIBUS INCENTIVE PLAN

A summary description of the material terms of the 2018 Plan follows below. The summary description is qualified in its entirety by reference to the full text of the 2018 Plan, which is attached to this Proxy Statement as Annex A. Any inconsistencies between this summary and the text of the 2018 Plan will be governed by the text of the 2018 Plan. The closing price of a share of our common stock on the Nasdaq Global Market on February 9, 2018 was $1.65.

PURPOSE

The two complementary purposes of the 2018 Plan are to help us attract and retain our executives and other key employees, Directors, consultants and advisors and to increase stockholder value. The 2018 Plan will accomplish these purposes by offering participants the opportunity to acquire Shares, receive monetary payments based on the value of such common stock or receive other incentive compensation on the terms that the 2018 Plan provides.

ELIGIBLE PARTICIPANTS

The Compensation Committee or its delegates, as applicable, may grant awards to key employees of the Company or its affiliates and non-employee Directors of the Board. Based on employment levels as of January 31, 2018, approximately 120 employees, and 5 non-employee Directors would be eligible to participate in the 2018 Plan, although the number of individuals who are selected to participate in the 2018 Plan may vary from year to year.

AVAILABLE SHARES

Subject to the adjustment provisions included in the 2018 Plan, a total of 4,000,000 Shares will be authorized for awards granted under the 2018 Plan as of the date of stockholder approval. No more than 400,000 Shares may be issued upon the exercise of incentive stock options. This reserve will be reduced by one Share for every one Share that is subject to an award granted under the 2018 Plan, including stock options, stock appreciation rights and any full-value awards, such as restricted stock, restricted stock units or performance share grants.

In general, if an award granted under the 2018 Plan lapses, expires, terminates or is cancelled without the issuance of Shares under the award (whether due currently or on a deferred basis); it is determined during or at the conclusion of the term of an award granted under the 2018 Plan that all or some portion of the Shares with respect to which the award was granted will not be issuable, or that other compensation with respect to Shares covered by the award will not be payable on the basis that the conditions for such issuance will not be satisfied; Shares are forfeited under an award; an award is actually settled in cash; or Shares are issued under any award and we reacquire them pursuant to rights we reserved upon the issuance of the Shares; then in each and every case such Shares will again be available for issuance under the 2018 Plan.

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AWARD LIMITS

In no event will the aggregate grant date fair value (determined in accordance with generally accepted accounting principles) of all awards granted to non-employee Directors in a fiscal year, taken together with any cash fees paid during a calendar year to the non-employee Director, exceed $200,000. In the first year in which an individual serves as a non-employee Director, this limit shall be $400,000.

PLAN ADMINISTRATION

The 2018 Plan will be administered by the Compensation Committee, our Board or another committee (we refer to the applicable committee or our Board, as the case may be, as the “administrator”). The administrator has full discretionary authority to administer the 2018 Plan, including but not limited to the authority to: (i) interpret the provisions of the 2018 Plan; (ii) prescribe, amend and rescind rules and regulations relating to the 2018 Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the 2018 Plan, any award or any award agreement in the manner and to the extent it deems desirable to carry the 2018 Plan or such award into effect; and (iv) make all other determinations necessary or advisable for the administration of the 2018 Plan. All administrator determinations will be made in the sole discretion of the administrator and are final and binding on all interested parties.

Our Board may delegate some or all of its authority under the 2018 Plan to a committee of the board, and the Compensation Committee may delegate some or all of its authority under the 2018 Plan to one or more of our officers, subject in each case to certain limitations specified in the 2018 Plan.

ADJUSTMENTS

Under the terms of the 2018 Plan, if:

■	we are involved in a merger or other transaction in which our common stock is changed or exchanged;

■	we subdivide or combine our common stock or we declare a dividend payable in our common stock, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property;

■	we effect a cash dividend, the amount of which, on a per share basis, exceeds 10% of the fair market value of a share of common stock at the time the dividend is declared, or we effect any other dividend or other distribution on our common stock in the form of cash, or a repurchase of shares of common stock, that our Board determines is special or extraordinary in nature or that is in connection with a transaction that we characterize publicly as a recapitalization or reorganization involving our common stock; or

■	any other event occurs, which, in the judgment of the administrator necessitates an adjustment to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2018 Plan; then the administrator will, in a manner it deems equitable to prevent an increase or decrease in the benefits or potential benefits intended to be made available under the 2018 Plan and subject to certain provisions of the Code, adjust the number and type of shares of common stock subject to the 2018 Plan and which may, after the event, be made the subject of awards; the number and type of shares of common stock subject to outstanding awards; the grant, purchase or exercise price with respect to any award; and the performance goals of an award.

In any such case, the administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award. The administrator may, in connection with any merger, consolidation, combination, reorganization, or similar corporate transaction or event, substitute, on an equitable basis, the number and kind of shares of stock, other securities, cash or other property holders of Shares are otherwise entitled to in the transaction.

CHANGE OF CONTROL

Under the terms of the 2018 Plan, if there is a change of control of the Company, then, the following will apply:

If the purchaser, successor or surviving entity (or parent thereof) (the “Surviving Entity”) so agrees, then some or all outstanding awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the Surviving Entity. If applicable, each award assumed by the Surviving Entity shall be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities which would have been issuable to the participant upon the consummation of such change of control had the award been exercised, vested or earned immediately prior to such change of control. Upon the participant’s termination of employment by the Surviving Entity without cause, or by the participant for good reason (as defined in any employment, retention or similar agreement), in either case within twenty-four (24) months following the change of control, all of the participant’s awards that are in effect as of the date of such termination will be vested in full or deemed earned in full (assuming the target performance goals provided under such award were met, if applicable) effective on the date of such termination.

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To the extent the Surviving Entity in the change of control transaction does not assume the awards or issue replacement awards as provided in the preceding paragraph:

(i)	Options and stock appreciation rights will become exercisable and we may cancel them for a cash payment (including a payment of zero, if applicable).

(ii)	Unvested restricted stock and restricted stock units will fully vest.

(iii)	All performance-based awards for which the performance period has not yet expired shall be deemed to have been earned pro rata, based on the period that has elapsed from the beginning of the relevant performance period to the date of the change of control, as if the performance goals are attained as of the effective date of the change of control at the greater of target or actual performance for the period through the date of the change of control, whichever results in the greater amount.

(iv)	Each holder of an incentive award, performance share and/or performance unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the incentive award, performance share and/or performance unit so earned.

(v)	Dividend equivalent units will be paid out on a pro rata basis.

(vi)	Each holder of any type of award not subject to the foregoing provisions shall be entitled to receive a cash payment based on the value of the award as of the date of the change of control.

The terms of any awards that are subject to Code Section 409A will govern the treatment of such awards upon a change of control to the extent required for such awards to remain compliant with Code Section 409A, as applicable.

“Change of control” under the 2018 Plan means the occurrence of any one of the following:

■	Any person (other than an employee benefit plan of the Company or of any subsidiary of the Company and fiduciaries and certain other parties related to any of these plans) becomes the beneficial owner of securities of the Company representing 50% or more of the combined voting power of our then outstanding securities;

■	We are merged or consolidated with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires 50% or more of the combined voting power of our then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company will not be considered a change of control if we are the surviving corporation and shares are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless persons who beneficially owned shares outstanding immediately prior to such transaction own beneficially less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

■	The Company dissolves and liquidates substantially all of its assets; or

■	At any time when the “continuing directors” cease to constitute a majority of our Board. For this purpose, a “continuing director” means the individuals who, at the effective date of the 2018 Plan, constitute our Board and any new directors (other than directors designated by a person who has entered into an agreement with us to effect a change of control transaction) whose appointment to our Board or nomination for election by our stockholders was approved by a vote of at least two-thirds of the then-serving continuing directors.

If an award is considered deferred compensation subject to the provisions of Code Section 409A, then the administrator may include an amended definition of “change of control” in the award agreement issued with respect to such award as necessary to comply with, or as necessary to permit a deferral under, Code Section 409A.

The 2018 Plan does not provide for a “gross-up” for any excise taxes imposed on golden parachute payments under Code Section 4999. Rather, except to the extent the participant has in effect an employment or similar agreement with us or any of our affiliates or is subject to a policy that provides for a more favorable result to the participant, if any payments or benefits paid by us pursuant to the 2018 Plan would cause some or all of such payments or benefits in conjunction with any other payments or benefits in connection with a change of control to be subject to the tax imposed by Code Section 4999, then these payments will either be cut back to a level below the amount triggering the tax or be delivered in full, whichever will provide the greater after-tax benefit to the participant.

TYPES OF AWARDS

The 2018 Plan authorizes grants of a variety of awards described below. The Compensation Committee may grant options to any participant it selects, and determines the terms of conditions of each award at the time of grant, subject to the limitations set forth in the 2018 Plan, including whether payment of awards may be subject to the achievement of performance goals. The terms and conditions of each award will be set forth in a written agreement.

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OPTIONS

The administrator has the authority to grant stock options and to determine all terms and conditions of each stock option. A stock option gives the participant the right to purchase Shares at a fixed price, called the “option price,” after the vesting conditions of the option are met and prior to the date the option expires or terminates. The administrator fixes the option price per Share, which may not be less than the fair market value (as defined under the 2018 Plan) of the common stock on the date of grant. The administrator determines the expiration date of each option, but the expiration date cannot be later than 10 years after the grant date. Options are exercisable at such times and are subject to such restrictions and conditions as the administrator deems necessary or advisable. The stock option exercise price is payable to us in full upon exercise.

Neither the administrator nor any other person may amend the terms of outstanding stock options or stock appreciation rights to reduce the exercise price of such outstanding stock options or stock appreciation rights; cancel outstanding stock options or stock appreciation rights in exchange for stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights; or cancel outstanding stock options or stock appreciation rights with an exercise price above the current per share price of the Common Stock in exchange for cash or other securities.

The administrator may not grant a stock option or stock appreciation right with a grant date that is effective prior to the date the administrator takes action to approve such award.

STOCK APPRECIATION RIGHTS

The administrator has the authority to grant stock appreciation rights. A stock appreciation right is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock (called the “grant price”) during a specified period of time. The 2018 Plan provides that the administrator determines all terms and conditions of each stock appreciation right, including, among other things: whether the stock appreciation right is granted independently of a stock option or relates to a stock option; a grant price that is not less than the fair market value of the common stock subject to the stock appreciation right on the date of grant; a term that must be no later than 10 years after the date of grant; and whether the stock appreciation right will settle in cash, common stock or a combination of the two.

PERFORMANCE AND STOCK AWARDS

The administrator has the authority to grant awards of restricted stock, restricted stock units, performance shares or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture, restrictions on transfer or both a risk of forfeiture and restrictions on transfer. Restricted stock unit means the right to receive a payment equal to the fair market value of one share of common stock. Performance shares means the right to receive shares of common stock to the extent performance goals are achieved. Performance unit means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

The administrator determines all terms and conditions of these types of awards, including, among other things: whether performance goals need to be achieved for the participant to realize any portion of the benefit provided under the award; whether the restrictions imposed on restricted stock or restricted stock units will lapse, and any portion of the performance goals subject to an award will be deemed achieved, upon a participant’s death, disability or retirement; the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the award is made; with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock; and, with respect to restricted stock units and performance units, whether the awards settle in cash, in shares of common stock, or in a combination of the two.

INCENTIVE AWARDS

The administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive a cash payment to the extent performance goals are achieved. The administrator will determine all of the terms and conditions of each incentive award, including the performance goals, the performance period, the potential amount payable and the timing of payment, provided that the administrator must require that payment of all or any portion of the amount subject to the award is contingent on the achievement of one or more performance goals during the period the administrator specifies, although the administrator may specify that all or a portion of the goals are deemed achieved upon a participant’s death, disability or retirement, or such other circumstances as the administrator may specify. For long-term incentive awards, the performance period must relate to a period of more than one fiscal year.

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DIVIDEND EQUIVALENT UNITS

The administrator has the authority to grant dividend equivalent units in connection with awards other than options, stock appreciation rights or other stock rights within the meaning of Code Section 409A. A dividend equivalent unit is the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. No dividend equivalent unit granted in tandem with another award may include vesting provisions more favorable to the participant than the vesting provisions, if any, to which the tandem award is subject.

OTHER STOCK-BASED AWARDS

The administrator has the authority to grant other types of awards, which may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, shares of common stock, either alone or in addition to or in conjunction with other awards, and payable in shares of common stock or cash. Such awards may include unrestricted Shares, which may be awarded, without limitation (except as provided in the 2018 Plan), as a bonus, in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, as a bonus, or upon the attainment of performance goals or otherwise, or rights to acquire Shares from us. The administrator determines all terms and conditions of the award, including but not limited to the time or times at which such award is made and the number of shares of common stock to be granted pursuant to such award or to which such award relates.

NONTRANSFERABILITY OF AWARDS

No award under the 2018 Plan may be transferable or assignable other than by will or the laws of descent and distribution, except that an award agreement may provide that a participant may designate a beneficiary, transfer an award to a former spouse pursuant to a domestic relations order, or transfer without consideration therefore.

RECOUPMENT OF AWARDS

All awards granted under the 2018 Plan, and any share of stock issued or cash paid pursuant to such awards, are subject to any recoupment, clawback, equity holding, stock ownership or similar policies adopted by the Company from time to time and any recoupment, clawback, equity holding, stock ownership, or similar requirements made applicable by law, regulation or listing standards to the Company from time to time.

The administrator may terminate or cause a participant to forfeit an award, and require a participant to disgorge to us any gains attributable to an award, if the participant engages in any action constituting, as determined by the administrator in its discretion, cause for termination, or a breach of any agreement between the participant and us or one of our affiliates concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

FOREIGN PARTICIPATION

To assure the viability of awards granted to participants employed or residing in foreign countries, the administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the administrator may approve such supplements to, or amendments, restatements or alternative versions of, the 2018 Plan as it determines are necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the administrator approves for purposes of using the 2018 Plan in a foreign country will not affect the terms of the 2018 Plan for any other country.

TERM

Awards may be granted under the 2018 Plan from time to time until the 2018 Plan is discontinued or terminated by the Board. No award may be granted under the 2018 Plan after the tenth anniversary of the approval of the 2018 Plan by stockholders at the Annual Meeting, but awards granted prior to such date may extend beyond that date.

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AMENDMENTS AND TERMINATION

The Board or the administrator may amend, discontinue or terminate the 2018 Plan at any time, except:

■	our Board must approve any amendment to the 2018 Plan if we determine such approval is required by prior action of the Board, applicable corporate law or any other applicable law;

■	stockholders must approve any amendment to the 2018 Plan if we determine that such approval is required by Section 16 of the Exchange Act, the Code, the listing requirements of any principal securities exchange or market on which our common stock is then traded, or any other applicable law; and

■	stockholders must approve any amendment to the 2018 Plan that materially increases the number of shares of common stock reserved under the 2018 Plan, the incentive stock option award limits or the per participant award limitations set forth in the 2018 Plan, that shortens the minimum vesting requirements under the 2018 Plan or that diminishes the provisions prohibiting repricing or backdating stock options and stock appreciation rights.

The administrator generally may modify, amend or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award. Any modification or amendment that materially diminishes the rights of the participant or any other person who may have an interest in the award, or that cancels any award, will be effective only if agreed to by that participant or other person. The administrator does not need to obtain participant or other interested party consent, however, for the adjustment or cancellation of an award pursuant to the adjustment provisions of the 2018 Plan or the modification of an award to the extent deemed necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the common stock is then traded, to the extent the administrator deems necessary to preserve favorable accounting or tax treatment of any award for the Company, or to the extent the administrator determines that the action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) with an interest in the award.

The authority of the administrator to terminate or modify the 2018 Plan or awards will extend beyond the termination date of the 2018 Plan. In addition, termination of the 2018 Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force after termination of the 2018 Plan except as they may lapse or be terminated by their own terms and conditions.

NEW PLAN BENEFITS

All awards granted under the 2018 Plan are made at the discretion of the Compensation Committee and the benefits and amounts that will be received or allocated under the 2018 Plan are not determinable at this time.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summarizes certain federal income tax consequences relating to the 2018 Plan. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the 2018 Plan will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

STOCK OPTIONS

The grant of a stock option under the 2018 Plan will create no income tax consequences to us or to the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

In general, a participant will recognize no income or gain as a result of the exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of the gain realized on the disposition and the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

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STOCK APPRECIATION RIGHTS

The grant of a stock appreciation right under the 2018 Plan will create no income tax consequences to us or to the recipient. A participant who is granted a stock appreciation right will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the grant price. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes ordinary income. If the stock appreciation right is settled in shares of our common stock, upon the participant’s subsequent disposition of such shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the exercise date).

RESTRICTED STOCK

Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made under the 2018 Plan, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time.

We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis (i.e., the fair market value of the common stock on the date the restrictions lapse). Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to claim a credit for the tax previously paid. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

RESTRICTED STOCK UNITS

A participant will not recognize income and we will not be entitled to a deduction at the time an award of a restricted stock unit is made under the 2018 Plan. Upon the participant’s receipt of shares (or cash) at the end of the restriction period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If the restricted stock units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

PERFORMANCE SHARES

The grant of performance shares will create no income tax consequences for us or the participant. Upon the participant’s receipt of shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the fair market value of the shares received, except that if the participant receives shares of restricted stock in payment of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock as described above. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. We will generally be entitled to a deduction in the same amount and at the same time as the participant recognizes income. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

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PERFORMANCE UNITS

The grant of a performance unit will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will be entitled to a corresponding deduction in the same amount and at the same time. If performance units are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis (i.e., the fair market value of the shares on the date the participant received the shares).

DIVIDEND EQUIVALENT UNITS

A participant who is paid a dividend equivalent with respect to an award will recognize ordinary income equal to the value of cash or common stock paid, and we will be entitled to a corresponding deduction in the same amount and at the same time.

SECTION 162(M) LIMIT ON DEDUCTIBILITY OF COMPENSATION

Section 162(m) limits the deduction we can take for compensation we pay to any “covered employee” who has ever been the Company’s chief executive officer, chief financial officer or one of the three highest compensated officers in any fiscal year beginning after December 31, 2016 to $1,000,000 per year per individual.

CODE SECTION 409A

We do not guarantee to any participant or any other person with an interest in an award that (i) any award intended to be exempt from Code Section 409A shall be so exempt, (ii) any award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any of its affiliates indemnify, defend or hold harmless any individual with respect to the tax consequences of any award.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN.

PROPOSAL 4	ADOPTION OF THE FUELCELL ENERGY, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN

GENERAL DESCRIPTION OF PROPOSAL

The Board is asking stockholders to approve the FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan (the “ESPP”), including the authority to issue 500,000 shares of our common stock under the ESPP. On February 7, 2018, the Board approved the ESPP, subject to stockholder approval of the ESPP at the Annual Meeting. If this proposal is approved, the ESPP will be effective as of the date of the Annual Meeting.

Through voluntary participation in an ESPP satisfying the requirements of Section 423 of the Code, an employee subject to U.S. tax law may purchase shares of stock of his or her employer at a discount from the fair market value of those shares and, if certain holding period requirements are met, receive preferred tax treatment upon sale of such shares.

The Board believes the ESPP is an important part of the Company’s overall compensation program, as the ESPP is intended to improve the Company’s ability to attract, retain, and motivate eligible employees, and further align the interests of eligible employees with those of our stockholders.

The Board is seeking stockholder approval of the ESPP to satisfy requirements of Sections 421 and 423 of the Code, as the Company intends for the ESPP to qualify as an “employee stock purchase plan” under Section 423 of the Code.

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SUMMARY OF THE MATERIAL PROVISIONS OF THE 2018 EMPLOYEE STOCK PURCHASE PLAN

A summary description of the material terms of the ESPP follows below. The summary description is qualified in its entirety by reference to the full text of the ESPP, which is attached to this Proxy Statement as Annex B. Any inconsistencies between this summary and the text of the ESPP will be governed by the text of the ESPP. The closing price of a share of our common stock on the Nasdaq Global Market on February 9, 2018 was $1.65.

PURPOSE

The purpose of the ESPP is to allow eligible employees of the Company and its designated subsidiaries (the “Participants,” or, if an individual, the “Participant”) to voluntarily participate in the ESPP, enabling Participants to purchase shares the Company’s common stock (“ESPP Shares”) at a discount to the market price at the time of such purchase. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Code. Under such a plan, the Participants will not have reportable income, and the Company is not entitled to a tax deduction related to compensation, upon the option grant, the option exercise, or the purchase of the ESPP Share(s). However, a Participant will recognize federal taxable income in the year in which such ESPP Shares are sold or transferred. (A summary of federal tax consequences is presented below.)

ADMINISTRATION

The ESPP will be administered by the Compensation Committee of the Board or another committee appointed by the Board (the “Administrator”). None of the members of the Compensation Committee is an officer or employee, or former officer or employee, of the Company or its subsidiaries. The Administrator has authority to establish rules and procedures for the administration of the ESPP, to interpret the terms of the ESPP, to supervise the ESPP’s overall administration, to delegate its authority under the ESPP and to take any other actions related to the ESPP it deems necessary or advisable. The interpretation and decisions of the Board or the Administrator with regard to the ESPP will be final and conclusive.

EFFECTIVE DATE, TERM

Subject to stockholder approval of the ESPP, the ESPP will become effective as of April 5, 2018, that is, as of the date of the Annual Meeting. The ESPP will terminate upon the earlier of (i) the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the ESPP or (ii) the date determined by the Board or the Compensation Committee, in its sole discretion.

FUNCTION

The Administrator will determine the Offering Periods for the ESPP, which are currently anticipated to include distinct, sequential “Offering Periods” of approximately six months each. Each Offering Period, during which payroll deductions will be held by the Company to purchase ESPP Shares on behalf of a Participant, will begin on the designated “Grant Date”. At that time, the Company will grant to each Participant an option exercisable at the end of the Offering Period (on the “Exercise Date”). At the end of the business day on the Exercise Date, the Administrator will determine the “Purchase Price” of an ESPP Share associated with the exercise of that Offering Period’s option. While the Administrator may determine the length of an Offering Period and the applicable terms associated with an option, under no circumstances may an Offering Period or an option’s term exceed 27 months. Subject to stockholder approval of the ESPP, the first six-month Offering Period is expected to begin on or about July 1, 2018.

PURCHASE PRICE

The ESPP provides for calculation of the Purchase Price of an ESPP Share using what is commonly referred to as a “look-back.” Using a “look-back” approach, the Administrator, at the close of business on the Exercise Date, calculates the Purchase Price of an ESPP Share to be issued to the Participant as not less than the lower of (a) eighty-five percent of the “Fair Market Value” on the Grant Date associated with the Offering Period or (ii) eighty-five percent of the Fair Market Value on that Exercise Date. Generally, the Fair Market Value of an ESPP Share will be the reported closing price for a share of common stock on the national securities exchange for the date in question or the immediately preceding date.

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SHARES OF COMMON STOCK RESERVED

Subject to stockholder approval of this proposal, an aggregate of 500,000 shares of common stock has been initially reserved for issuance under the ESPP. If purchase rights granted under the ESPP terminate without being exercised, the shares of common stock not issued will again become available for purchase under the ESPP.

ELIGIBILITY

Any employee of the Company or one of the Company’s subsidiaries, to the extent such subsidiary is designated by the Administrator for participation in the ESPP or an offering (each a “Designated Subsidiary”) who, in judgment of the Administrator is customarily employed by the Company or such Designated Subsidiary for more than 20 hours per week and for more than five months in a calendar year will be eligible to participate in the ESPP. Notwithstanding the foregoing, employees who are citizens or residents of a jurisdiction other than the United States, may not be able to participate in the ESPP for a given offering if such participation is prohibited under any applicable law or regulation of such jurisdiction or if compliance with the laws of the foreign jurisdiction would cause the ESPP to violate the Code Section 423 requirements.

If the ESPP is approved by stockholders, approximately 455 employees, representing 100% of the employees, including all of the executive officers, would initially be eligible to participate in the ESPP based on employment levels as of January 31, 2018. Members of the Board and members of the board(s) of directors of any subsidiary of the Company, who are not employees as defined in the plan document, are not eligible to participate in the ESPP.

LIMITATIONS

Notwithstanding any provisions of the ESPP to the contrary, in no event may a Participant purchase more than 3,000 ESPP Shares in any one Offering Period, irrespective of the total value of his or her payroll deductions associated with the Offering Period or the Purchase Price of the ESPP Shares, unless otherwise expressly provided by the Administrator in advance of that Offering Period.

No Participant will be granted an option under the ESPP causing the Participant’s cumulative rights to purchase shares of the capital stock associated with all statutory options awarded under the terms of all employee stock purchase plans maintained by the Company to exceed $25,000 of such shares of capital stock (determined at the time such statutory options are granted) for each calendar year.

For any Offering Period, the Administrator may determine that any individuals considered with up to two years of service with the Company will be excluded from participating in that Offering Period.

PARTICIPATION

Each Participant may authorize recurring withholding of any whole amount up to 15% of his or her “Eligible Compensation” each pay period, to be used to purchase ESPP Shares. The Company will not pay interest on withheld amounts. Participants are permitted to withdraw from the ESPP prior to the end of an Offering Period in accordance with procedures established by the Administrator. If a Participant does not withdraw from an Offering Period, the amount withheld for the Participant for that Offering Period will be applied automatically to purchase a whole number of ESPP Shares that may be purchased with such amount.

WITHDRAWAL FROM PARTICIPATION

A Participant may decrease his or her payroll deductions (including to zero) no more than once during the course of any Offering Period, in accordance with procedures established by the Administrator.

A Participant may withdraw from participation in the ESPP at any time by written notice, in accordance with procedures established by the Administrator. In addition, a Participant’s participation in the ESPP will immediately terminate upon the Participant’s termination of employment. A Participant who withdraws from an Offering Period and remains eligible for future participation may not re-commence participation within that same Offering Period. Upon withdrawal from an Offering Period, cumulative amounts withheld in anticipation of a purchase of ESPP Shares by a Participant will be delivered to him or her as soon as practicable after such withdrawal. In the event of the termination of a Participant’s employment, cumulative amounts withheld in anticipation of a purchase of ESPP Shares by a Participant will be delivered to him or her as soon as practicable after such termination.

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ADMINISTRATOR ADJUSTMENT DUE TO CHANGES IN CAPITALIZATION

Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split or similar event, the Administrator shall equitably and proportionately adjust (1) the number, amount, and type of shares of common stock (or other securities) that thereafter may be made the subject of options (including the specific share limits, maximums, and numbers of shares set forth in the ESPP), (2) the number, amount, and type of shares of common stock (or other securities or property) subject to any outstanding options, (3) the Purchase Price associated with any outstanding options, and/or (4) the securities, cash, or other property deliverable upon exercise or payment of any outstanding options, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the ESPP and the then-outstanding options.

ADMINISTRATOR ADJUSTMENT TO ADDRESS MERGER OR LIQUIDATION OF COMPANY

In the event of a “corporate transaction” the Board or the Compensation Committee may provide for any or all of the following to occur: (i) each purchase right will be assumed or substituted by the successor company; (ii) the Board may select a date on or before the consummation of the corporate transaction and treat such date as the Purchase Date for that applicable Offering Period; (iii) immediately terminate all outstanding purchase rights and refund accumulated payroll deductions (without interest) to Participants as soon as administratively feasible; or (iv) continue the outstanding purchase rights unchanged. For purposes of the ESPP, the term “corporate transaction” will mean a “change of control” as defined under the Company’s 2018 Plan (if the 2018 Plan is approved by stockholders at the Annual Meeting) and in accordance with Treasury Regulation Section 1.424-1(a)(3).

AMENDMENT AND TERMINATION OF THE ESPP

The Board may, in its sole discretion, amend or terminate the ESPP at any time; provided, however, unless required by law, no amendment may be retroactive or deprive any Participants of amounts credited to his or her withholding account or any validly-purchased ESPP Shares or shall increase the number of shares of common stock available for issuance under the ESPP, without stockholder approval. It is intended, if possible, that any amendments or adjustments (as described herein and in the ESPP) be made in a manner satisfying applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 and Section 409A of the Code), and accounting (i.e., financial reporting) requirements. If the Board does not earlier terminate the ESPP, the ESPP shall terminate on the date on which all shares of common stock available for issuance have been sold pursuant to purchase rights exercised under the ESPP.

SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES

The following summarizes certain federal income tax consequences relating to the ESPP. The summary is based upon the laws and regulations in effect as of the date of this Proxy Statement and does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not address the tax consequences of the receipt or exercise of awards under foreign, state or local tax laws, and such tax laws may not correspond to the federal income tax treatment described herein. The exact federal income tax treatment of transactions under the ESPP will vary depending upon the specific facts and circumstances involved and participants are advised to consult their personal tax advisors with regard to all consequences arising from the grant or exercise of awards and the disposition of any acquired shares.

The ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. Options granted pursuant to the ESPP will be exempt from the application of Section 409A of the Code. Rights granted under the ESPP are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan that qualifies under provisions of Section 423 of the Code.

A Participant will be taxed on the amounts withheld from a Participant’s payroll to be used for the purchase of ESPP Shares as if such amounts were actually received. The Participant will not recognize income upon enrollment in the ESPP, the Grant Date (i.e., when the Option is granted to the Participant by the Company), nor the Exercise Date (i.e., when the ESPP Shares are purchased by the Participant through exercise of the option). However, for the year in which occurs Participant sells or disposes of ESPP Shares, the Participant generally will be subject to federal income tax that may vary in characterization, amount, and timing based on the length of time such ESPP Shares are held by the Participant.

If the ESPP Shares are sold or disposed of earlier than two years after the Grant Date and less than one year after the Exercise Date, the sale or disposition represents a “disqualifying disposition” under the Code. When there is a disqualifying disposition, the Participant generally will recognize ordinary income equal to the excess of the Fair Market Value of the ESPP Shares on the Exercise Date over the Purchase Price paid for those ESPP Shares (i.e., the absolute amount of the price discount at Exercise Date). Any additional gain (or loss) on such sale or disposition will be long-term or short-term capital gain, depending on the length of time the ESPP Shares were held by the Participant.

If the ESPP Shares are sold or disposed of more than two years after the Grant Date and more than one year after the Exercise

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Date, the Participant will recognize ordinary income for the year in which the sale or disposal occurs, equal to the lesser of: (a) the excess of the Fair Market Value of the ESPP Shares at the time of such sale or disposition over the Purchase Price paid for those ESPP Shares (i.e., the total absolute gain on the sale or disposition); or (b) the excess of the Fair Market Value of the ESPP Shares on Grant Date over the Purchase Price paid for those ESPP Shares. Any further gain (or loss) will be taxed as a long-term capital gain (or loss).

If a Participant recognizes ordinary income by selling or disposing of ESPP Shares in a disqualifying disposition, the Company generally will be entitled to a tax deduction for compensation expense on its federal tax return equal to the Participant’s ordinary income. Otherwise, the Company will not be entitled to any federal income tax deduction with respect to the ESPP.

BENEFITS TO EMPLOYEES

The benefits to be received, if any, by eligible employees under the ESPP will depend on each individual’s elections to participate and the fair market value of a share of the Company’s common stock at various dates in the future. The actual number of ESPP Shares any Participant may purchase cannot be determined in advance. Accordingly, it is not possible to determine the benefits that will be received by any participating employee.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN.

PROPOSAL 5	ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders with the option to cast a non-binding advisory vote on the compensation of our named executive officers. This advisory stockholder vote, commonly known as a “say on pay” vote, provides stockholders with the opportunity to endorse or not endorse the Company’s fiscal 2017 executive compensation programs and policies and the compensation paid to our named executive officers as discussed in the Compensation Discussion and Analysis beginning on page 21, the accompanying compensation tables and the related narrative disclosure.

As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, our compensation principles and underlying programs are designed to ensure the attraction and retention of executive officers in a reasonable and cost-effective manner, to motivate their performance in the achievement of the Company’s business objectives and to align the interests of the executive officers with the long-term interests of the Company’s stockholders. We believe our compensation policies and procedures demonstrate a transparent link between pay and performance.

Because say-on-pay votes are advisory and non-binding, voting results cannot overrule any decisions made by the Board of Directors. However, the Compensation Committee will take into account the outcome of the vote when considering future compensation arrangements for our NEOs.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS SET FORTH IN THE “EXECUTIVE COMPENSATION” SECTION OF THIS PROXY STATEMENT.

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ADDITIONAL INFORMATION AND OTHER MATTERS

GENERAL

Holders of the Company’s common stock as of the close of business on February 9, 2017 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. As of the Record Date, there were 78,221,949 shares of the Company’s common stock issued and outstanding. Each holder of the Company’s common stock is entitled to one vote for each share held on the Record Date, including common stock:

■	held directly in the stockholder’s name as “stockholder of record” (also referred to as “registered stockholder”);

■	held for the stockholder in an account with a broker, bank or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank or nominee how to vote their shares; and

■	held for the stockholder by the Company as restricted shares (whether vested or non-vested) under any of the Company’s stock incentive plans.

STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2019 Annual Meeting of Stockholders, the proposal should be mailed by certified mail return receipt requested, to our Corporate Secretary at FuelCell Energy, Inc., Office of the Corporate Secretary, 3 Great Pasture Road, Danbury, CT 06810. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our 2019 Annual Meeting Proxy Statement and form of proxy, a proposal must be received by our Corporate Secretary on or before October 26, 2018. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our amended and restated by-laws permit stockholders to nominate directors and present other business for consideration at our Annual Meeting of Stockholders. To make a director nomination or present other business for consideration at the Annual Meeting of Stockholders to be held in 2019, you must submit a timely notice in accordance with the procedures described in our amended and restated by-laws. To be timely, a stockholder’s notice shall be delivered to the Corporate Secretary at the principal executive offices of our Company not less than 90 days nor more than 120 days prior to the one-year anniversary of the immediately preceding year’s annual meeting. Therefore, to be presented at our Annual Meeting to be held in 2019, such a proposal must be received on or after December 6, 2018, but not later than January 5, 2019. In the event that the date of the Annual Meeting of Stockholders to be held in 2019 is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary date of this year’s Annual Meeting of Stockholders, such notice by the stockholder must be so received no earlier than the 120th day prior to the Annual Meeting of Stockholders to be held in 2019 and not later than the 90th day prior to such Annual Meeting of Stockholders to be held in 2019 or, if later, the 10th day following the day on which public disclosure of the date of such Annual Meeting is first made. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our amended and restated by-laws.

HOUSEHOLDING

Individual stockholders sharing an address with one or more other stockholders may elect to “household” the mailing of the proxy statement, or the notice of internet availability of proxy materials, as applicable. This means that only one proxy statement or notice will be sent to that address unless one or more stockholders at that address specifically elect to receive separate mailings. Stockholders who participate in householding will continue to receive separate proxy cards. We will promptly send a separate proxy statement or notice to a stockholder at a shared address on request. Stockholders with a shared address may also request us to send separate proxy statements or notices in the future, or to send a single copy in the future if we are currently sending multiple copies to the same address. Requests related to householding should be mailed to Broadridge Householding Department, 51 Mercedes Way, Edgewood, NY 11717.

If you are a stockholder whose shares are held by a bank, broker or other nominee, you can request information about householding from your bank, broker or other nominee.

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QUORUM AND VOTE REQUIRED

The holders of a majority of the shares of common stock entitled to vote as of the Record Date present, in person or by proxy, will constitute a quorum at the Annual Meeting.

With respect to Proposal 1, the affirmative vote of the holders of a majority of the votes cast on the matter at the Annual Meeting (assuming a quorum is present) is required for the election of the directors (Proposal 1). A “majority of the votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director’s election. Abstentions and “broker non-votes” are not counted as votes cast and will have no effect on the voting results for Proposal 1.

With respect to Proposals 2 through 5 and any other matters properly presented at the Annual Meeting, approval of each proposal requires the affirmative vote of the holders of a majority of the shares of common stock casting votes on the matter at the Annual Meeting (assuming a quorum is present). Abstentions and “broker non-votes” are not counted as votes cast and will have no effect on the voting results for Proposals 2 through 5.

If your shares are held by a broker on your behalf (that is, in “street name”), and you do not instruct the broker as to how to vote your shares on Proposals 1, 3, 4 or 5, the broker may not exercise its discretion to vote for or against such proposal. This would be a “broker non-vote” and these shares will not be counted as having been voted on the applicable proposal. With respect to Proposal 2, the broker may exercise its discretion to vote for or against Proposal 2 in the absence of your instruction. Please instruct your bank or broker so your vote can be counted.

While Proposal 5 is advisory in nature and non-binding, the Board will review the voting results and expects to take such results into consideration when making future decisions regarding executive compensation.

COUNTING VOTES

You may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each of the proposals presented. A vote “FOR” will be counted in favor of the applicable proposal or Director nominee, and a vote “AGAINST” will be counted against the applicable proposal or Director nominee. As noted above, an “ABSTAIN” vote will not be counted “FOR” or “AGAINST” and will have no effect on the voting results for any of the proposals in this Proxy Statement.

All properly executed proxies returned in time to be counted at the Annual Meeting will be voted by the persons identified on the proxy card at the Annual Meeting. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted by a stockholder who holds shares directly as the stockholder of record, but such proxy does not include voting instructions, the proxy will be voted “FOR” each of the proposals described in this Proxy Statement.

Broadridge Financial Solutions, Inc. will be the tabulator of the votes for the Annual Meeting.

VOTING BY PROXY

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by proxy. You can vote by proxy over the internet, by mail or by telephone by following the instructions provided in the “Proxy Summary” or on the proxy card. The persons named as attorneys-in-fact in the proxy, Arthur A. Bottone and Jennifer D. Arasimowicz, were selected by our Board.

A stockholder may change its vote and revoke its proxy at any time prior to the vote at the Annual Meeting. A stockholder of record may change its vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to the Corporate Secretary of the Company or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not cause a stockholder’s previously granted proxy to be revoked unless such stockholder specifically so requests. For stockholders who hold their shares beneficially in street name, such stockholders may change their vote by submitting new voting instructions to their broker, trustee or nominee following the instruction it has provided, or, if such stockholder has obtained a legal proxy from its broker or nominee giving it the right to vote its shares, by attending the Annual Meeting and voting.

All expenses incurred in connection with the solicitation of proxies will be borne by the Company. In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors and employees (for no additional compensation) in person or by telephone. We have also hired D.F. King to assist in the solicitation of proxies. Fees for this service are estimated to be approximately $15,000, plus out-of-pocket expenses, to assist in the solicitation. Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

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ANNUAL REPORT AND FORM 10-K

Additional copies of the Company’s Annual Report to Stockholders for the fiscal year ended October 31, 2017 and copies of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017 as filed with the SEC are available to stockholders without charge upon written request addressed to: FuelCell Energy, Inc., 3 Great Pasture Road, Danbury, CT 06810 Attn: Investor Relations and are also available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no matters which will be presented for consideration at the Annual Meeting other than the proposals set forth in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the persons named in the proxy will act in respect thereof in accordance with their best judgment.

INFORMATION ABOUT ADVANCE REGISTRATION FOR ATTENDING THE ANNUAL MEETING

In accordance with the Company’s security procedures, admission to the Annual Meeting will be restricted to holders of record and beneficial owners of FuelCell Energy voting securities as of the Record Date, February 9, 2018. You will need to provide valid government-issued photo identification, such as a driver’s license or passport, to gain entry to the Annual Meeting. Meeting attendance requires advance registration. Please contact the office of the Corporate Secretary at corporatesecretary@fce.com to request an admission ticket. If you do not have an admission ticket, you must present proof of ownership in order to be admitted to the Annual Meeting.

■	If you are a holder of record of FuelCell Energy voting securities, you should indicate that you plan to attend the Annual Meeting when submitting your proxy by checking the box (Yes) in the bottom left corner of your proxy card.

■	If you are a beneficial owner of FuelCell Energy voting securities held by a bank, broker or other nominee, you will also need an admission ticket or proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from the bank, broker or other nominee are examples of proof of ownership. If you want to vote in person your FuelCell Energy voting securities held by a bank, broker or other nominee, you will have to obtain a proxy, executed in your favor, from the holder of record.

Directions to the JW Marriott Essex House New York are available in the Investor Relations section of the Company’s website at www.fuelcellenergy.com. If you have questions regarding admission to the Annual Meeting you may contact the office of the Corporate Secretary at:

FuelCell Energy, Inc.

Office of the Corporate Secretary
3 Great Pasture Road
Danbury, CT 06810
(203) 825-6102

corporatesecretary@fce.com

Please include the following information with your inquiry:

■	Your name and complete mailing address;

■	Your email address; and

■	Proof that you own FuelCell Energy shares (such as a letter from your bank or broker or a photocopy of a current brokerage or other account statement).

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ANNEX A	FUELCELL ENERGY, INC. 2018 OMNIBUS INCENTIVE PLAN

1.	PURPOSES, HISTORY AND EFFECTIVE DATE

(a)	Purpose. The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase shareholder value. The Plan will provide participants with incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b)	History. Prior to the effective date of this Plan, the Company had in effect the FuelCell Energy, Inc. Amended and Restated 2010 Equity Incentive Plan (the “Prior Plan”). Upon shareholder approval of this Plan, the Prior Plan will terminate and no new awards will be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding will continue to be subject to all terms and conditions of the Prior Plan.

(c)	Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after April 5, 2018 (the “Effective Date”), subject to the approval by the Company’s shareholders at the annual shareholders meeting on such date. This Plan will terminate as provided in Section 17.

2.	DEFINITIONS

Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a)	“Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto.

(b)	“Administrator” means the Committee; provided that, to the extent the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such officer or officers.

(c)	“Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d)	“Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Stock, Restricted Stock, Restricted Stock Units, an Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(e)	“Beneficial Owner” means a Person, with respect to any securities which:

(i)	such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase;

(ii)	such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

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(iii)	are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(f)	“Board” means the Board of Directors of the Company.

(g)	“Cause” has the meaning given in a Participant’s employment, retention, change of control, severance or similar agreement with the Company or any Affiliate, or if no such agreement is in effect, then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.

(h)	“Change of Control” means, unless specified otherwise in an Award agreement, the occurrence of any of the following:

(i)	any Person (other than (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities pursuant to an offering of such securities or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company (“Excluded Persons”)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(ii)	the following individuals cease for any reason to constitute a majority of the number of directors of the Company then serving: (A) individuals who, on the Effective Date, constituted the Board and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Act) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved (collectively the “Continuing Directors”); provided, however, that individuals who are appointed to the Board pursuant to or in accordance with the terms of an agreement relating to a merger, consolidation, or share exchange involving the Company (or any direct or indirect subsidiary of the Company) shall not be Continuing Directors for purposes of this Agreement until after such individuals are first nominated for election by a vote of at least two-thirds (2/3) of the then Continuing Directors and are thereafter elected as directors by the shareholders of the Company at a meeting of shareholders held following consummation of such merger, consolidation, or share exchange; and, provided further, that in the event the failure of any such persons appointed to the Board to be Continuing Directors results in a Change of Control, the subsequent qualification of such persons as Continuing Directors shall not alter the fact that a Change of Control occurred; or

(iii)	the consummation of a merger, consolidation or share exchange of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger, consolidation or share exchange of the Company (or any direct or indirect subsidiary of the Company), in each case, which requires approval of the shareholders of the Company, other than (A) a merger, consolidation or share exchange which would result in the voting securities of the Company outstanding immediately prior to such merger, consolidation or share exchange continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, consolidation or share exchange, or (B) a merger, consolidation or share exchange effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than an Excluded Person) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates after the Effective Date, pursuant to express authorization by the Board that refers to this exception) representing fifty percent (50%) or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company’s then outstanding voting securities; or

(iv)	the consummation of a plan of complete liquidation or dissolution of the Company or a sale or disposition by the Company of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months), in each case, which requires approval of the shareholders of the Company, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity at least seventy-five percent (75%) of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to own, directly or indirectly, in the same proportions

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as their ownership in the Company, an entity that owns all or substantially all of the assets or voting securities of the Company immediately following such transaction or series of transactions.

Notwithstanding the foregoing, if an Award is considered deferred compensation subject to the provisions of Code Section 409A, and if a payment under such Award is triggered upon a “Change of Control,” then the foregoing definition shall be deemed amended as necessary to comply with Code Section 409A.

(i)	“Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(j)	“Committee” means the Compensation Committee of the Board, any successor committee thereto, and subcommittee thereof, or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of not fewer than two Directors, each of whom is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

(k)	“Company” means FuelCell Energy, Inc., a Delaware corporation, or any successor thereto.

(l)	“Director” means a member of the Board.

(m)	“Disability” means, unless otherwise determined by the Committee in the applicable Award agreement, a finding of disability under the Company’s long-term disability plan. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

(n)	“Dividend Equivalent Unit” means the right to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(o)	“Effective Date” shall have the meaning provided in Section 1(c).

(p)	“Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(q)	“Fair Market Value” means, per Share on a particular date, (i) if the Shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Stock is then traded, or if no sales of Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on that date, or on the last preceding date on which there was a sale of Shares on that market; or (iii) if the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Administrator, in its discretion. Notwithstanding the foregoing, in the case of the sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(r)	“Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved (or other requirements are met), and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(s)	“Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(t)	“Option” means the right to purchase Shares at a stated price for a specified period of time.

(u)	“Participant” means an individual selected by the Administrator to receive an Award.

(v)	“Performance Goals” means any goals the Administrator establishes pursuant to an Award. The Performance Goals may include a threshold level of performance below which no payment will be made (or no vesting will occur), levels of performance at which specified payments will be paid (or specified vesting will occur), and a maximum level of performance above which no additional payment will be made (or at which full vesting will occur).

(w)	“Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved (or other requirements are met).

(x)	“Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (or other requirements are met).

(y)	“Person” means any individual, firm, partnership, corporation or other entity, including any successor (by merger or otherwise) of such entity, or a group of any of the foregoing acting in concert.

(z)	“Plan” means this FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as it may be amended from time to time.

(aa)	“Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both a risk of forfeiture and restrictions on transfer, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(bb)	“Restricted Stock Unit” means the right to receive a cash payment and/or Shares the value of which is equal to the Fair Market Value of one Share.

(cc)	“Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(dd)	“Share” means a share of Stock.

(ee)	“Stock” means the Common Stock of the Company, par value $0.0001 per share.

(ff)	“Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(gg)	“Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

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3.	ADMINISTRATION

(a)	Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. Notwithstanding any provision of the Plan to the contrary, the Administrator shall have the discretion to accelerate or shorten the vesting, restriction period or performance period of an Award, in connection with a Participant’s death, Disability, retirement or termination of employment or service with the Company for any reason. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b)	Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board consisting entirely of Non-Employee Directors. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)	No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4.	ELIGIBILITY

The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5.	TYPES OF AWARDS; AWARD AGREEMENTS

Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 17(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity). Each Award shall be evidenced by an Award agreement, which may include such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan.

6.	SHARES RESERVED UNDER THIS PLAN

(a)	Plan Reserve. Subject to adjustment as provided in Section 19, an aggregate of 4,000,000 Shares, are reserved for issuance under this Plan; provided that only 400,000 of such Shares may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b)	Depletion of Reserve. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may be issuable under an Award as determined at the time of grant. For the avoidance of doubt, awards that may only be settled in cash (determined at the time of grant) shall not deplete the share reserve.

(c)	Replenishment of Shares Under this Plan. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis), (ii) it is determined during or at the

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conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or (v) an Award or a portion thereof is settled in Cash, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (i) Shares purchased by the Company using proceeds from Option exercises; (ii) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (iii) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

(d)	Director Award Limit. In no event shall the aggregate grant date value (determined in accordance with generally accepted accounting principles) of all Awards granted to a Non-Employee Director in a fiscal year of the Company, taken together with any cash fees paid during a calendar year to the Non-Employee Director, exceed $200,000; provided, however, that such limit shall be doubled with respect to the first year during which the Non-Employee Director first serves on the Board.

7.	OPTIONS

(a)	Terms. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (i) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares subject to the Option; (iv) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (v) the terms and conditions of vesting and exercise; (vi) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (vii) the manner of payment of the exercise price.

(b)	Incentive Stock Options. The terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure.

(c)	Exercise. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y).

(d)	No Rights as Shareholder. Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8.	STOCK APPRECIATION RIGHTS

(a)	Terms. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (i) whether the SAR is granted independently of an Option or in tandem with an Option; (ii) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (iii) the number of Shares to which the SAR relates; (iv) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (v) the terms and conditions of exercise or maturity, including vesting; (vi) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (vii) whether the SAR will be settled in cash, Shares or a combination thereof.

(b)	Tandem SARs. If an SAR is granted in relation to an Option, then unless otherwise determined by the Administrator, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SARs, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

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9.	PERFORMANCE AND STOCK AWARDS

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares; (f) whether dividends will be paid on Restricted Stock or Performance Shares, provided, however, that any dividends paid on Restricted Stock or Performance Shares will be accumulated and paid if and only to the same extent as the Restricted Stock or Performance Shares vest.

10.	ANNUAL INCENTIVE AWARDS

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable; and provided further that any performance period applicable to an Annual Incentive Award must relate to a period of at least one year. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting annual incentive awards that are solely payable in cash outside of the terms of the Plan.

11.	LONG-TERM INCENTIVE AWARDS

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period (which must be more than one year), the potential amount payable, and the timing of payment; provided that the Administrator must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Administrator specifies, although the Administrator may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability, retirement, or such other circumstances as the Administrator may specify, if applicable, or such other circumstances as the Administrator may specify. Notwithstanding the foregoing, nothing hereunder shall preclude or limit the Company or the Administrator from granting long-term incentive awards that are solely payable in cash outside of the terms of the Plan.

12.	DIVIDEND EQUIVALENT UNITS

Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (a) such Award will be granted in tandem with another Award; (b) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (c) the Award will be settled in cash or Shares; and (d) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; provided that Dividend Equivalent Units may not be granted in connection with an Option or Stock Appreciation Right; and provided further that no Dividend Equivalent Unit granted in tandem with another Award shall include vesting provisions more favorable to the Participant than the vesting provisions, if any, to which the tandem Award is subject; and provided further that no Dividend Equivalent Unit relating to another Award shall provide for payment with respect to such other Award prior to its vesting.

13.	OTHER STOCK-BASED AWARDS

Subject to the terms of this Plan, the Administrator may grant to a Participant shares of unrestricted Stock as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

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14.	MINIMUM VESTING PERIODS

Notwithstanding any provision of the Plan to the contrary, all Awards shall have a minimum vesting period of one (1) year from the date of grant, provided that Awards with respect to up to five percent (5%) of the total number of Shares reserved pursuant to Section 6(a) shall not be subject to such minimum vesting period. For purposes of Awards granted to Non-Employee Directors, “one (1) year” may mean the period of time from one annual shareholders meeting to the next annual shareholders meeting, provided that such period of time is not less than 50 weeks.

15.	TRANSFERABILITY

Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for such a transfer of an Award.

16.	TERMINATION OF EMPLOYMENT

(a)	Effect of Termination on Awards. Except as otherwise provided in any Award or employment agreement or as determined by the Committee at the time of such termination:

(i)	Upon termination of employment or service for Cause, Participant shall forfeit all outstanding Awards immediately upon such termination. For the avoidance of doubt, Participant will be prohibited from exercising any Stock Options or SARs on his or her termination date.

(ii)	If Participant’s employment or service terminates by reason of Participant’s death or Disability (at a time when Participant could not have been terminated for Cause), Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or twelve (12) months from the date of Participant’s termination.

(iii)	If Participant’s employment or service terminates for any reason other than Cause, death or Disability (at a time when Participant could not have been terminated for Cause), then Participant shall forfeit the unvested portion of any Award, and any vested Options or SARs shall remain exercisable until the earlier of the Award’s original expiration date or three (3) months from the date of Participant’s termination.

(b)	Definition of Termination. Unless determined otherwise by the Administrator or set forth in an Award agreement, for purposes of the Plan and all Awards, the following rules shall apply:

(i)	a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)	a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)	a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)	a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

(v)	A Participant’s authorized leave of absence shall not constitute termination of employment. However, if a leave of absence exceeds 90 days, vesting of any outstanding Awards under this Plan may be suspended until Participant returns to work, as determined by the Administrator.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon his or her “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of his or her “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

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17.	TERMINATION AND AMENDMENT OF PLAN; AMENDMENT, MODIFICATION OR CANCELLATION OF AWARDS

(a)	Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 17(b), this Plan will terminate upon the date that is ten (10) years from the Effective Date.

(b)	Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)	the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law;

(ii)	shareholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law; and

(iii)	shareholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 19), or (B) an amendment that would diminish the protections afforded by Section 17(e).

(c)	Amendment, Modification, Cancellation and Disgorgement of Awards.

(i)	Except as provided in Section 17(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 19 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii)	Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii)	Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d)	Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 17 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)	Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 19, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

(f)	Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 17(b)(ii).

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18.	TAXES

(a)	Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Administrator, Shares otherwise deliverable or vesting under an Award, to satisfy such tax or other obligations. Alternatively, the Company or its Affiliate may require such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the aggregate amount of any such taxes and other amounts. If Shares are deliverable upon exercise or payment of an Award, then the Administrator may permit a Participant to satisfy all or a portion of the Federal, state and local withholding tax obligations arising in connection with such Award by electing to (i) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (ii) tender back Shares received in connection with such Award or (iii) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld in Shares may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires. In any case, the Company and its Affiliates may defer making payment or delivery under any Award if any such tax may be pending unless and until indemnified to its satisfaction.

(b)	No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

19.	ADJUSTMENT AND CHANGE OF CONTROL PROVISIONS

(a)	Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a shareholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and (c)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

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Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)	Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)	Effect of Change of Control.

(i)	Upon a Change of Control, if the successor or surviving corporation (or parent thereof) so agrees, then, without the consent of any Participant (or other person with rights in an Award), some or all outstanding Awards may be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s termination of employment (A) by the successor or surviving corporation without Cause, (B) by reason of death or Disability, or (C) by the Participant for “good reason,” as defined in any employment, retention, change of control, severance or similar agreement between the Participant and the Company or any Affiliate, if any, in any case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such termination.

(ii)	To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i) (including, for the avoidance of doubt, by reason of Participant’s termination of employment in connection with the Change of Control), then immediately prior to the date of the Change of Control:

(A)	Each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Administrator, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price (as defined below) of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award; provided, however, that all Options and SARs that have a purchase or grant price that is less than the Change of Control Price shall be cancelled for no consideration;

(B)	Restricted Stock, Restricted Stock Units and Deferred Stock Rights (that are not Performance Awards) that are not then vested shall vest;

(C)	All Performance Awards that are earned but not yet paid shall be paid, and all Performance Awards for which the performance period has not expired shall be cancelled in exchange for a cash payment equal to the amount that would have been due under such Award(s), valued at either (i) based on the level of achievement of the Performance Goals that had been met on the date immediately prior to the date of the Change in Control or (ii) assuming that the target Performance Goals had been met at the time of such Change of Control, but prorated based on the elapsed portion of the performance period as of the date of the Change of Control, whichever shall result in the greater amount.

(D)	All Dividend Equivalent Units that are not vested shall vest (to the same extent as the Award granted in tandem with the Dividend Equivalent Unit, if applicable) and be paid; and

(E)	All other Awards that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

“Change of Control Price” shall mean the per share price paid or deemed paid in the Change of Control transaction, as determined by the Administrator. For purposes of this clause (ii), if the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the Change of Control Price.

(d)	Parachute Payment Limitation.

(i)	Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under this Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the foregoing reduction in the Payments shall not apply if the After-Tax Value to the Participant of the Payments prior to reduction in accordance herewith is greater than the After-Tax Value to the Participant if the Payments are reduced in accordance herewith. For purposes of this Section 19(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G. For purposes of determining the

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After-Tax Value of the Payments, the Participant shall be deemed to pay federal income taxes and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Payments are to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant’s domicile for income tax purposes on the date the Payments are to be made, net of the maximum reduction in federal income taxes that may be obtained from deduction of such state and local taxes.

(ii)	If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount and the After-Tax Value. If the present value of all Payments must be reduced under paragraph (i) to the Reduced Amount, then any such payment or benefit shall be reduced or eliminated by applying the following principles, in order: (1) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (2) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (3) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Section 409A of the Code, then the reduction shall be made pro rata among the payment or benefits (on the basis of the relative present value of the parachute payments). For purposes of this Section 19(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 19(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under this Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under this Plan.

(iii)	As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv)	For purposes of this Section 19(d), the term “Company” shall include affiliated corporations to the extent determined by the Company’s auditors in accordance with Code Section 280G(d)(5).

(e)	Certain Modifications. Notwithstanding anything contained in this Section 19, the Board may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 19 if it determines that the operation of this Section 19 may prevent a transaction in which the Company, a Subsidiary or any Affiliate is a party from receiving desired tax treatment, including without limitation requiring that each Participant receive a replacement or substitute Award issued by the surviving or acquiring corporation.

20.	MISCELLANEOUS

(a)	Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as complies with the applicable requirements of Code Section 409A to avoid a plan failure described in Code Section 409A(a)(1), including, without limitation, deferring payment to a specified employee or until a specified distribution event, as provided in Code Section 409A(a)(2), and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(b)	No Right to Employment. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.

(c)	No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Administrator may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)	Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by

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virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e)	Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)	Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in Fairfield County, CT.

(g)	Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)	Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles. The title, label or characterization of an Award in an award agreement or in the Company’s public filings or other disclosures shall not be determinative as to which specific Award type is represented by the award agreement. Instead, the Administrator may determine which specific type(s) of Award(s) is (are) represented by any award agreement, at the time such Award is granted or at any time thereafter.

(i)	Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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ANNEX B	FUELCELL ENERGY, INC. 2018 EMPLOYEE STOCK PURCHASE PLAN

1.	PURPOSE

The FuelCell Energy, Inc. 2018 Employee Stock Purchase Plan (the “Plan”) is intended to provide a method whereby employees of FuelCell Energy, Inc. (the “Company”) and participating subsidiaries will have an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Company’s $.0001 par value common stock (the “Common Stock”). The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.	ELIGIBLE EMPLOYEES

(a)	All employees of the Company or any of its participating subsidiaries shall be eligible to receive options under this Plan to purchase the Company’s Common Stock (“eligible employees”). Persons who become eligible employees after the administrative deadline to elect participation in an Offering Period (as provided under Section 6) shall be eligible to participate in the Plan on the first day of the next succeeding Offering Period on which options are granted to eligible employees under the Plan. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation as the terms “parent corporation” and “subsidiary corporation” are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

(b)	For the purpose of this Plan, the Committee may determine, in its discretion, in advance of any Offering Period, that any or all of the following groups of employees shall be ineligible to participate in the Offering Period: (i) employees whose customary employment is for not more than twenty (20) hours per week, (ii) employees whose customary employment is for not more than five (5) months in any calendar year, or (iii) employees who have been employed less than two (2) years (or, in each case, such lesser number of hours or period as specified by the Committee).

(c)	Notwithstanding the foregoing, employees of the Company or a participating subsidiary who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens within the meaning of Code Section 7701(b)(1)(A)) shall not be considered eligible employees for an Offering Period if (i) the grant of a purchase right under the Plan to such citizen or resident is prohibited under the laws of such jurisdiction or (ii) compliance with the laws of the foreign jurisdiction would cause the Plan or Offering Period to violate the requirements of Code Section 423.

3.	STOCK SUBJECT TO THE PLAN

The stock subject to the options granted hereunder shall be shares of the Company’s authorized but unissued Common Stock or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 500,000, subject to increase or decrease by reason of stock split-ups, reclassifications, stock dividends, changes in par value and the like. If the number of shares of Common Stock reserved and available for any Offering Period (as defined hereto) is insufficient to satisfy all purchase requirements for that Offering Period, the reserved and available shares for that Offering Period shall be apportioned among participating employees in proportion to their options. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

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4.	OFFERING PERIODS AND STOCK OPTIONS

(a)	The Plan shall be implemented through a series of “Offering Periods.” An Offering Period shall mean the period of time (up to a maximum of twenty-seven (27) months) determined by the Committee during which payroll deductions are accumulated for each participating employee. Offering Periods will initially commence on the first business day coincident with or immediately following January 1 and July 1 of each year and end on the last business day coincident with or immediately prior to June 30 or December 31 next following the commencement date; provided that the Committee, in its sole discretion may change the duration and/or start and end dates of any future Offering Period. Each Offering Period includes only regular paydays falling within it.

(b)	On the first business day of each Offering Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Offering Period at the Option Exercise Price, as provided in this paragraph (b), that number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on the last day of the Offering Period (including any amount carried forward pursuant to Article 8 hereof) will pay for at the Option Exercise Price; provided that such employee remains eligible to participate in the Plan throughout such Offering Period in accordance with the terms of the Plan. The “Option Exercise Price” for each Offering Period shall be the lesser of (i) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the first business day of the Offering Period, or (ii) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the last business day of the Offering Period, in either case rounded up to avoid impermissible trading fractions.

(c)	In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Exercise Price per share provided for under the Plan, either by a proportionate increase in the number of shares and proportionate decrease in the Option Exercise Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Exercise Price per share, as may be required to enable an eligible employee who is then a participant in the Plan to acquire on the last day of the Offering Period that number of full shares of Common Stock as his or her accumulated payroll deductions on such date will pay for at the Option Exercise Price, as so adjusted.

(d)	For purposes of this Plan, the term “Fair Market Value” means per share of Common Stock on a particular date, (i) if the shares are listed on a national securities exchange, the last sales price on that date on the national securities exchange on which the Common Stock is then traded, or if no sales of Common Stock occur on such date, then on the last preceding date on which there was a sale on such exchange; or (ii) if the shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the shares on that date, or on the last preceding date on which there was a sale of shares on that market; or (iii) if the shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion.

(e)	For purposes of this Plan the term “business day” as used herein means a day on which there is trading on the national securities exchange on which the Common Stock is listed or on Nasdaq, whichever is applicable pursuant to the preceding paragraph.

(f)	No employee shall be granted an option which permits his or her rights to purchase Common Stock under the Plan and any similar plans of the Company or any parent or participating subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with and shall be construed in accordance with Section 423(b)(8) of the Code. If the participant’s accumulated payroll deductions on the last day of the Offering Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

(g)	Unless otherwise specified by the Committee, each Offering Period to eligible employees shall be deemed a separate offering, even if the dates and other terms of any other Offering Period(s) are identical, and the provisions of the Plan will separating apply to each offering. To the extent permitted by Treasury Regulation Section 1.423-2(a)(1), the terms of each separate offering need not be identical, provided that, the terms of the Plan and an offering together satisfy Treasury Regulation Sections 1.423-2(a)(2) and (a)(3). Except for differences that are otherwise consistent with Code Section 423(b)(5), all eligible employees who participate in the Plan shall have the same rights and privileges under the Plan.

5.	EXERCISE OF OPTION

Each eligible employee who continues to be a participant in the Plan on the last day of an Offering Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date, plus any amount carried forward pursuant to Article 8 hereof, will pay for at the Option Exercise Price, but in no event may an employee purchase

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shares of Common Stock in excess of 3,000 shares of Common Stock in any single Offering Period. If a participant is not an eligible employee on the last day of an Offering Period and throughout an Offering Period, he or she shall not be entitled to exercise his or her option. All options issued under the Plan shall, unless exercised as set forth herein, expire at the end of the Offering Period during which such options were issued.

6.	AUTHORIZATION FOR ENTERING PLAN

(a)	An eligible employee may enter the Plan by timely enrolling online with the third-party plan administrator designated by the Committee (the “Plan Administrator”):

(i)	stating the amount to be deducted regularly from his or her pay; and

(ii)	authorizing the purchase of stock for him or her in each Offering Period in accordance with the terms of the Plan.

Such authorization must be completed by the deadline established by the Plan Administrator (or the Committee), follow any other procedures for enrollment in the Plan as may be established by the Plan Administrator (or the Committee), and shall take effect only if the employee is an eligible employee on the first business day of such Offering Period. An eligible employee who does not timely submit or properly complete the enrollment forms, in accordance with the procedures established by the Plan Administrator (or the Committee) shall not participate in the Plan for that Offering Period, but shall be eligible to elect to participate in the Plan for any subsequent Offering Period, provided he is an eligible employee at such time and timely completes the enrollment forms.

(b)	The Company will accumulate and hold for the eligible employee’s account the amounts deducted from his or her pay. No interest will be paid thereon. Participating employees may not make any separate cash payments into their account.

(c)	Unless an eligible employee files a new Authorization or withdraws from the Plan, his or her deductions and purchases under the Authorization he or she has on file under the Plan will continue in effect for subsequent Offering Periods as long as the Plan remains in effect. An eligible employee may increase or decrease the amount of his or her payroll deductions as of the first day of the next succeeding Offering Period, except as provided in Section 9 below, by changing his or her authorized deduction online with the Plan Administrator (or the Committee) before the deadline established by the Plan Administrator (or the Committee) for the next succeeding Offering Period.

7.	MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS

An eligible employee may authorize payroll deductions in any whole dollar amount up to, but not more than, fifteen percent (15%) of his or her base pay; provided, however, that the minimum deduction in respect of any payroll period shall be five dollars ($5); and provided further that the maximum amount shall be reduced to meet the requirements of Section 4(f) hereof. Base pay means base salary or regular straight-time earnings (if hourly paid) and shall exclude all other payments including commissions, overtime, bonuses, shift differential and other special payments.

8.	UNUSED PAYROLL DEDUCTIONS

Only full shares of Common Stock may be purchased. Any balance remaining in an eligible employee’s account after a purchase and at the end of an Offering Period will be reported to the employee. The eligible employee may elect to carry forward to the next Offering Period such balance solely to the extent such balance represents a fractional share of Common Stock or receive a refund of such excess in a single cash payment without interest. An employee’s election to receive a refund will not have any effect on the employee’s participation in the Plan and will not be governed by the provisions of Section 10.

9.	CHANGE IN PAYROLL DEDUCTIONS

Any eligible employee may decrease his or her payroll deductions no more than one (1) time during an Offering Period subject to the limitations set forth in Section 7 hereof, in accordance with procedures established by the Plan Administrator (or the Committee). Any such change shall become effective as soon as reasonably practicable following the Plan Administrator’s (or the Committee’s) receipt of such change request.

An eligible employee who decreases his or her payroll deductions to zero during the course of an Offering Period may still remain a participant during the Offering Period so long as the eligible employee does not make a withdrawal pursuant to Section 10(a) hereof. A participant’s decrease in payroll deductions to zero shall have no effect on his or her eligibility to participate in any subsequent Offering Period, provided he is still an eligible employee at such time. In order to resume participation in a subsequent Offering Period, such individual must reenroll in the Plan in accordance with the requirements herein for participation and by the deadline for the next Offering Period.

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10.	WITHDRAWAL FROM THE PLAN

(a)	An employee may withdraw from the Plan and withdraw all but not less than all of the payroll deductions credited to his or her account under the Plan at a time and in a manner that is in accordance with the procedures established by the Plan Administrator (or the Committee) from time to time. In which event the Company will promptly refund without interest the entire balance of such employee’s deductions not theretofore used to purchase Common Stock under the Plan.

(b)	If employee withdraws from the Plan, the employee’s rights under the Plan will be terminated and no further payroll deductions will be made. To reenter, such an employee must file a new Authorization within a reasonable period of time, as designated by the Plan Administrator (or the Committee), prior to the start of the next Offering Period. Such Authorization will become effective at the beginning of the next Offering Period provided that he or she is an eligible employee on the first business day of the Offering Period.

11.	ISSUANCE OF STOCK

Shares of Common Stock issued to participants will be delivered as soon as practicable after each Offering Period. Common Stock purchased under the Plan will be issued only in the name of the employee, or, if the employee’s Authorization so specifies, in the name of the employee and another person of legal age as joint tenants with rights of survivorship.

The Committee may permit or require that Common Stock acquired pursuant to a purchase under the Plan be deposited directly with a broker designated by the Committee or to another designated agent of the Committee, and may utilize electronic or automated methods of share transfer.

12.	NO TRANSFER OR ASSIGNMENT OF EMPLOYEE’S RIGHTS

Neither payroll deductions credited to an employee’s account nor any rights with regard to the exercise of an option or to receive stock under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Article 10. Any option granted to an eligible employee may be exercised only by him or her, except as provided in Article 13 in the event of an employee’s death.

13.	TERMINATION OF EMPLOYEE’S RIGHTS

(a)	Except as set forth in the last paragraph of this Article 13, an eligible employee’s rights under the Plan will automatically terminate when he or she ceases to be an employee because of retirement, resignation, lay-off, discharge, death, change of status, failure to remain in the customary employ of the Company for greater than twenty (20) hours per week, cessation of his or her subsidiary to be a subsidiary or a participating subsidiary, or for any other reason. A Withdrawal Notice will be considered as having been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded.

(b)	If an employee’s payroll deductions are interrupted by any legal process, a Withdrawal Notice will be considered as having been received from him or her on the day the interruption occurs.

(c)	Upon termination of the participating employee’s employment because of death (provided that death occurs within three (3) months of the purchase date for the Offering Period), the employee’s beneficiary (as defined in Article 14) shall have the right to elect, by written notice given to the Treasurer of the Company prior to the expiration of the thirty (30) day period commencing with the date of the death of the employee, either (i) to withdraw, without interest, all of the payroll deductions credited to the employee’s account under the Plan, or (ii) to exercise the employee’s option for the purchase of shares of Common Stock on the last day of the related Offering Period for the purchase of that number of full shares of Common Stock reserved for the purpose of the Plan which the accumulated payroll deductions in the employee’s account at the date of the employee’s death will purchase at the applicable Option Exercise Price (subject to the maximum number set forth in Article 5), and any excess in such account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Treasurer of the Company, the beneficiary shall automatically be deemed to have elected to withdraw the payroll deductions credited to the employee’s account at the date of the employee’s death and the same will be paid promptly to said beneficiary, without interest.

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14.	DESIGNATION OF BENEFICIARY

A participating employee may file a written designation of a beneficiary who is to receive any Common Stock and/or cash in case of his or her death. Such designation of beneficiary may be changed by the employee at any time by written notice. Upon the death of a participating employee and upon receipt by the Company of proof of the identity and existence at the employee’s death of a beneficiary validly designated by him or her under the Plan, the Company shall deliver such Common Stock and/or cash to such beneficiary. In the event of the death of a participating employee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such employee’s death, the Company shall deliver such Common Stock and/or cash to the executor or administrator of the estate of the employee, or if, to the knowledge of the Company, no such executor or administrator has been appointed, the Company, in the discretion of the Committee, may deliver such Common Stock and/or cash to the spouse or to any one or more dependents of the employee as the Committee may designate. No beneficiary shall, prior to the death of the employee by whom he or she has been designated, acquire any interest in the Common Stock or cash credited to the employee under the Plan.

15.	TERMINATION AND AMENDMENTS TO PLAN

(a)	The Plan may be terminated at any time by the Committee, but such termination shall not affect options then outstanding under the Plan. Notwithstanding the foregoing, it will terminate when all of the shares of Common Stock reserved for the purposes of the Plan have been purchased. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock will be refunded to the affected eligible employee as soon as reasonably practicable.

(b)	The Board of Directors reserves the right to amend the Plan from time to time in any respect; provided, however, that no amendment shall be effective without stockholder approval if the amendment would (a) except as provided in Articles 3, 4, 23 and 24, increase the aggregate number of shares of Common Stock to be offered under the Plan, (b) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code, (c) cause Rule 16b-3 under the Securities Exchange Act of 1934, or a successor rule, to become inapplicable to the Plan or (d) otherwise require shareholder approval to comply with Section 423 of the Code.

16.	LIMITATIONS OF SALE OF STOCK PURCHASED UNDER THE PLAN

The Plan is intended to provide shares of Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. Employees, therefore, may sell Common Stock purchased under the Plan at any time, subject to compliance with any applicable federal or state securities laws and subject to any restrictions imposed under Article 26 hereof to ensure that tax withholding obligations are satisfied. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

17.	COMPANY’S PAYMENT OF EXPENSES RELATED TO PLAN

Unless otherwise determined by the Committee, the Company will bear all costs of administering and carrying out the Plan. Notwithstanding the foregoing, unless otherwise determined by the Committee, when any Common Stock in a participating employee’s account with the Plan Administrator is sold or the participating employee ceases to be an employee of the Company or a participating subsidiary, the individual is responsible for payment of any commissions, service charges or other costs or fees incurred on account of such sale or ongoing administration of his or her account with the Plan Administrator.

18.	PARTICIPATING SUBSIDIARIES

The term “participating subsidiaries” shall mean any subsidiary of the Company that is designated by the Committee (as defined in Article 19) to participate in the Plan. The Committee shall have the power to make such designation before or after the Plan is approved by the shareholders.

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19.	ADMINISTRATION OF THE PLAN

(a)	The Plan shall be administered by a committee (the “Committee”) which shall be the Compensation Committee of the Board of Directors or another committee appointed by the Board of Directors. The Committee shall consist of not less than two members of the Company’s Board of Directors, all of whom shall qualify as non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. No member of the Committee shall be eligible to participate in the Plan while serving as a member of the Committee. In the event the Board of Directors fails to appoint or refrains from appointing a Committee, the Board of Directors shall have all power and authority to administer the Plan. In such event, the word “Committee” wherever used herein shall be deemed to mean the Board of Directors. Notwithstanding the foregoing, the Committee may delegate to one or more individuals (including, for the avoidance of doubt, any third-party service provider) any or all of its respective authority, duties and functions hereunder relating to the operation and administration of the Plan.

(b)	The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

(c)	The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. With respect to persons subject to Section 16 of the Securities and Exchange Act of 1934, as amended, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under said Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by that Committee.

(d)	Periodically, the Committee or its designee shall prepare and distribute to each participating employee in the Plan a report containing the amount of the participating employee’s accumulated payroll deductions as of the last day of the Offering Period, the Option Exercise Price for such Offering Period, the number of shares of Common Stock purchased by the participating employee with the participating employee’s accumulated payroll deductions, and the amount of any unused payroll deductions either to be carried forward to the next Offering Period, or returned to the participating employee without interest.

(e)	No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it. The Company shall indemnify each member of the Board of Directors and the Committee to the fullest extent permitted by law with respect to any claim, loss, damage or expense (including counsel fees) arising in connection with their responsibilities under this Plan.

20.	OPTIONEES NOT SHAREHOLDERS

Neither the granting of an option to an eligible employee nor the deductions from his or her pay shall constitute such employee a stockholder of the Company with respect to the shares covered by such option until such shares of Common Stock have been purchased by and issued to him or her under the Plan.

21.	APPLICATION OF FUNDS

The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan may be used for any corporate purposes, and the Company shall not be obligated to segregate participating employees’ payroll deductions.

22.	GOVERNMENTAL REGULATION

(a)	The Company’s obligation to sell and deliver shares of the Company’s Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such stock.

(b)	In this regard, the Board of Directors may, in its discretion, require as a condition to the exercise of any option that a Registration Statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock reserved for issuance upon exercise of the option shall be effective.

(c)	The Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles thereof. Any legal action or proceeding with respect to this Plan must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

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23.	EFFECT OF CHANGES OF COMMON STOCK

If the Company should subdivide or reclassify the Common Stock which has been or may be optioned under the Plan, or should declare thereon any dividend payable in shares of such Common Stock, or should take any other action of a similar nature affecting such Common Stock, then the number and class of shares of Common Stock which may thereafter be optioned (in the aggregate and to any individual participating employee) shall be adjusted accordingly.

24.	MERGER OR CONSOLIDATION

In the event of a corporate transaction, the Board of Directors (or the Committee) may, provide for any of, or a combination of any of, the following: (a) each purchase right shall be assumed or an equivalent purchase right shall be substituted by the successor entity or parent or subsidiary of such successor entity, (b) a date selected by the Board of DIrectors (or the Committee) on or before the date of consummation of such corporate transaction shall be treated as a purchase date and all outstanding purchase rights shall be exercised on such date, (c) all outstanding purchase rights shall terminate and the accumulated payroll deductions will be refunded to each Participant upon or immediately prior to the Corporate Transaction, or (d) outstanding purchase rights shall continue unchanged. For purposes of the Plan, a “corporate transaction” shall have the meaning given to it in The FuelCell Energy, Inc. 2018 Omnibus Incentive Plan, as amended from time to time, or any successor plan thereto. Notwithstanding the foregoing, no corporate transaction shall be deemed to have occurred unless the transaction also meets the definition of a “corporate transaction” described in Treasury Regulation Section 1.424-1(a)(3).

25.	NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION

By electing to participate in the Plan, each participant agrees to promptly give to the Company notice in writing of any Common Stock disposed of within two years after the first day of the Offering Period on which the related option was granted showing the number of such shares disposed of. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as “disqualifying dispositions” under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

26.	WITHHOLDING OF ADDITIONAL FEDERAL INCOME TAX

By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant’s compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant’s compensation, when amounts are added to the participant’s account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under the Plan will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant’s accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

27.	EFFECTIVE DATE

This Plan is effective on April 5, 2018, subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

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www.fuelcellenergy.com and click on the “Investors” tab on the
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E36142-P00729

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FUELCELL ENERGY, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Arthur A. Bottone	☐	☐	☐
1b. James Herbert England	☐	☐	☐
1c. Matthew F. Hilzinger	☐	☐	☐
1d. John A. Rolls	☐	☐	☐
1e. Christopher S. Sotos	☐	☐	☐
1f. Natica von Althann	☐	☐	☐
1g. Togo Dennis West, Jr.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E36143-P00729

FUELCELL ENERGY, INC.
PROXY FOR THE APRIL 5, 2018 ANNUAL MEETING OF STOCKHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Arthur A. Bottone and Jennifer D. Arasimowicz, and each of them, as proxies and attorneys-in-fact, with full power of substitution, to vote as directed on the reverse side all shares of Common Stock of FuelCell Energy, Inc. registered in the name of the undersigned, or which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders to be held at the JW Marriott Essex House New York, 160 Central Park South, New York, NY, on Thursday, April 5, 2018, at 10:00 a.m. Eastern Daylight Time and at any adjournment or postponement thereof.

This proxy, when properly executed will be voted as directed, or if no direction is given, will be voted "FOR" each of the nominees listed in Proposal 1, "FOR" Proposals 2 through 5, and in the discretion of the proxies on any other matter that properly comes before the meeting or any adjournments or postponements thereof.

This proxy may be used by stockholders of record as of February 9, 2018.

Continued and to be signed on reverse side